                                                                   EXHIBIT 10.38



                           10960 WILSHIRE BOULEVARD
                           ------------------------

                                 OFFICE LEASE
                                 ------------

                          10960 PROPERTY CORPORATION,

                            a Delaware corporation,

                                 as Landlord,

                                      and

                          SABAN ENTERTAINMENT, INC.,

                            a Delaware corporation,

                                  as Tenant.

                      SUMMARY OF BASIC LEASE INFORMATION
                      ----------------------------------

     This Summary of Basic Lease Information (the "Summary") is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the office building described in Section 6.1 below (the "Building"). Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any initially capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

     TERMS OF LEASE
     (References are to
     the Office Lease)       DESCRIPTION
     ----------------        -----------

1.   Dated as of:            July 17, 1995.

2.   Landlord:               10960 PROPERTY CORPORATION, a Delaware corporation.

3.   Address of Landlord     10960 Wilshire Boulevard
     (Section 29.14):        Suite 1400
                             Los Angeles, California 90024
                             Attn: Property Manager

4.   Tenant:                 SABAN ENTERTAINMENT, INC., a Delaware corporation.

5.   Address of Tenant
     (Section 29.14):        Prior To Lease Commencement Date:
                             --------------------------------
                             4000 West Alameda
                             Burbank, California 91505
                             Attention: Mr. Mel Woods, President

                             and with a copy to:

                             4000 West Alameda
                             Burbank, California 91505
                             Attention: Bill Josey, Esq.

                             and

                             Pillsbury Madison & Sutro
                             725 South Figueroa Street
                             Suite 1200
                             Los Angeles, California 90017
                             Attention: Michael E. Meyer, Esq.

                                     (ii)

                             Subsequent to Lease Commencement Date:
                             -------------------------------------

                             10960 Wilshire Boulevard
                             Suite 2400
                             Los Angeles, California 90024
                             Attention: Mr. Mel Woods, President

                             and with a copy to:

                             10960 Wilshire Boulevard
                             Suite 2400
                             Los Angeles, California 90024
                             Attention: Bill Josey, Esq.

                             and

                             Pillsbury Madison & Sutro
                             725 South Figueroa Street
                             Suite 1200
                             Los Angeles, California 90017
                             Attention: Michael E. Meyer, Esq.

6.   Premises (Article 1)
               ---------
     6.1  Building:          10960 Wilshire Boulevard, consisting of 533,267
                             rentable square feet.

     6.2  Premises:          A total of 111,225 rentable square feet of space
                             (the "Initial Premises"), consisting of 14,817 rentable square feet located on the 2nd floor, 23,556 rentable square feet located on the 4th floor, for a total of approximately 38,373 rentable square feet located on the 2nd and 4th floors
                             (collectively, the "Low-Rise Floors"), and 24,303 rentable square feet located on the 22nd floor, 24,292 square feet located on the 23rd floor and 24,257 rentable square feet located on the 24th floor, for a total of 72,852 rentable square feet located on the 22nd, 23rd and 24th floors
                             (collectively, the "High-Rise Floors"), as set forth in Exhibit A attached hereto, respectively, known as Suites 200, 400, 2200, 2300 and 2400.

7,   Term (Article 2).
           ---------
     7.1  Lease Term:        Ten (10) years subject to two (2) separate five (5)
                             year options to renew as set forth in Section 2.2.

     7.2  Lease Commence-    April 1, 1996; as may be extended for "Force
     ment Date               Majeure Delays" and

                                     (iii)

                             "Landlord Caused Delays," as those terms are
                             defined in Section 5 of the Tenant Work Letter, attached hereto as Exhibit D.
                                                ---------

     7.3  Lease Expiration   The tenth (10th) anniversary of the Lease
          Date:              Commencement Date.
8.   Base Rent
     (Article 3):
      ---------

                                                               Monthly Installment    Monthly Installment
                                                               of Base Rent on a       of Base Rent on a
                                            Aggregate          Rentable Square Foot   Rentable Square Foot
                        Aggregate       Monthly Installment     Basis for the Low-        Basis for the
   Lease Year        Annual Base Rent      of Base Rent           Rise Floors           High-Rise Floors
   ----------        ----------------      ------------           -----------           ----------------
  1st through 5th     $3,157,232.40        $263,102.70               $2.30                  $2.40

 6th through 10th     $3,757,847.40        $313,153.95               $2.75                  $2.85

9.   Additional Rent
     (Article 4).
      ---------

     9.1  Base Year:         The calendar year of 1996.

     9.2  Tenant's Share of
          Direct Expenses:   Approximately 20.86%, as calculated pursuant to the
                             terms of Section 4.2.6 of the Office Lease.

10.       Letter of Credit;
          Guaranty           Letter of Credit initially in the amount of
          (Article 21):      $5,005,125.00; Guaranty initially in the amount of
           ----------        $988,742.80 given by Haim Saban, as Guarantor.


11.       Parking Pass Ratio
          (Article 28):      Three and one-third (3.333) parking passes for
           ----------        every one thousand (1,000) rentable square feet of
                             the Premises, which ratio is subject to the terms
                             of Article 28 of the Office Lease (the "Parking
                                ----------
                             Pass Ratio"). Included in the allocation of the number of parking passes determined pursuant to the Parking Pass Ratio are: (i) one (1) reserved parking space for every one thousand (1,000) rentable square feet of the Premises, and (ii) sixty (60) unreserved parking passes which shall be located, during the first thirty-six (36) months of the Lease Term, on both the uncovered roof-top and covered floor one level below the roof-top, and, thereafter, shall be located solely on the uncovered roof-top (the "Roof-Top Spaces"). Tenant may, from time to time, upon thirty (30) days notice to Landlord, convert reserved parking spaces to unreserved parking passes and unreserved parking passes to reserved parking spaces as set forth in

                                     (iv)

                             Article 28 of the Office Lease; provided that in no
                             ----------
                             event shall any conversion exceed the restrictions on the number of parking passes set forth in items
                             (i) and (ii) above. Except as otherwise provided in
                             Article 28 of the Office Lease, the parking passes
                             ------------------------------
                             rented by Tenant from Landlord shall be located in the Parking Garage.

12.  Brokers (Section 29.19):Hines Interests Limited Partnership
              -------------  10880 Wilshire Boulevard
                             Suite 444
                             Los Angeles, California 90024

                             Les Small & Company,
                             a Division of Entertainment Realty Corp.
                             10100 Santa Monica Boulevard
                             Suite 100B
                             Los Angeles, California 90067

13.  Permitted Use           General office use consistent with the character of
     (Article 5):            a first-class office building, and uses in
      ---------              connection with film, television and music pre-
                             production, production and post-production, including without limitation, studio facilities, editing facilities and tape storage relating to such uses.

                                      (v)

                                     INDEX
                                     -----

ARTICLE       SUBJECT MATTER                                                                    PAGE
-------       --------------                                                                    ----

ARTICLE 1     REAL PROPERTY, BUILDING, PREMISES,EXPANSION SPACE AND RIGHT OF FIRST OFFER
              SPACE...........................................................................     1

ARTICLE 2     LEASE TERM; OPTION TERMS; TERMINATION RIGHTS....................................    10

ARTICLE 3     BASE RENT.......................................................................    17

ARTICLE 4     ADDITIONAL RENT.................................................................    18

ARTICLE 5     USE OF PREMISES.................................................................    30

ARTICLE 6     SERVICES AND UTILITIES..........................................................    31

ARTICLE 7     REPAIRS.........................................................................    35

ARTICLE 8     ADDITIONS AND ALTERATIONS.......................................................    37

ARTICLE 9     COVENANT AGAINST LIENS..........................................................    39

ARTICLE 10    INSURANCE.......................................................................    40

ARTICLE 11    DAMAGE AND DESTRUCTION..........................................................    43

ARTICLE 12    NONWAIVER.......................................................................    46

ARTICLE 13    CONDEMNATION....................................................................    46

ARTICLE 14    ASSIGNMENT AND SUBLETTING.......................................................    47

ARTICLE 15    SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES................................    52

ARTICLE 16    HOLDING OVER....................................................................    53

ARTICLE 17    ESTOPPEL CERTIFICATES...........................................................    54

ARTICLE 18    SUBORDINATION...................................................................    54

ARTICLE 19    DEFAULTS; REMEDIES..............................................................    55

                                     (vi)

ARTICLE 20    ATTORNEYS' FEES.................................................................    59

ARTICLE 21    LETTER OF CREDIT; GUARANTY......................................................    59

ARTICLE 22    REASONABLE CONSENT..............................................................    61

ARTICLE 23    SIGNS...........................................................................    61

ARTICLE 24    COMPLIANCE WITH LAW.............................................................    68

ARTICLE 25    LATE CHARGES....................................................................    69

ARTICLE 26    LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT............................    69

ARTICLE 27    ENTRY BY LANDLORD...............................................................    70

ARTICLE 28    TENANT PARKING..................................................................    70

ARTICLE 29    MISCELLANEOUS PROVISIONS........................................................    72

                                     (vii)

EXHIBITS

A  OUTLINE OF PREMISES

B  RULES AND REGULATIONS

C  NOTICE OF LEASE TERM DATES

D  TENANT WORK LETTER

E  FORM OF TENANT'S ESTOPPEL CERTIFICATE

F  ASBESTOS DISCLOSURE STATEMENT

G  FORM OF LETTER OF CREDIT

H  FORM OF GUARANTY OF LEASE

I  TENANT'S SIGNAGE

J  LIST OF SUPERIOR RIGHT HOLDERS AND IN-NEGOTIATION RIGHTS

K  HVAC SPECIFICATIONS

L  JANITORIAL SPECIFICATIONS

M  LEASES WITH A RESTRICTIVE PROVISION

N  INITIAL RENOVATIONS

0  DESIGNATION OF 20 RESERVED SPACES NOT TO BE RELOCATED

P  FORM OF SHORT FORM OF LEASE

Q  LOAD FACTORS

                                    (viii)

                         INDEX OF MAJOR DEFINED TERMS
                         ----------------------------

                                                                   PAGE LOCATION
                                                                   OF DEFINITION
DEFINED TERMS                                                      IN OFFICE LEASE
-------------                                                      ---------------
$75,000 Cut-Off................................................................ 72
10880 Building.................................................................  7
10880 Property Corporation.....................................................  7
Abatement Event................................................................ 57
Abatement Event Termination Date............................................... 58
Abatement Event Termination Notice............................................. 58
ACM............................................................................ 78
ACM Work....................................................................... 78
Actual Cost.................................................................... 34
Additional Rent................................................................ 18
Affiliate...................................................................... 50
After Hours HVAC............................................................... 34
Alterations.................................................................... 37
Applicable Delivery Date.......................................................  4
Applicable Reassessment........................................................ 28
Arbitration Notice............................................................. 11
Availability Notice............................................................  7
Availability Rent..............................................................  7
Available Space................................................................  8
Average of the Expansion Rent..................................................  5
Awning Signage................................................................. 62
Base Rent...................................................................... 17
Base Year...................................................................... 18
BBDO........................................................................... 66
Blackened Windows.............................................................. 37
BOMA...........................................................................  3
Build-Out Time................................................................. 13
Building.......................................................................  1
Building Directory Signage..................................................... 63
Building Hours................................................................. 31
Building Structure............................................................. 35
Building Systems............................................................... 35
Business Affiliate............................................................. 51
Claims......................................................................... 40
Commission Agreement........................................................... 75
Comparable Buildings........................................................... 12
Comparable Transactions........................................................ 12
Competitor..................................................................... 67
Competitor List................................................................ 67

                                     (ix)

Control........................................................................ 49
Cost Pools..................................................................... 23
Damage Termination Date........................................................ 45
Damage Termination Notice...................................................... 45
Delivery Date Notice...........................................................  4
Delivery Period................................................................  3
Design Problem................................................................. 37
Direct Expenses................................................................ 18
Early Delivery Notice..........................................................  5
Effective Date................................................................. 16
Eligibility Period............................................................. 57
Emergency...................................................................... 36
Entertainment Uses.............................................................  2
Estimate....................................................................... 26
Estimate Statement............................................................. 27
Estimated Excess............................................................... 27
Excess......................................................................... 26
Excess Consumption............................................................. 31
Excess Usage................................................................... 33
Excluded Square Footage Space..................................................  2
Expansion Exercise Notice......................................................  4
Expansion Option...............................................................  3
Expansion Rent.................................................................  6
Expansion Space................................................................  3
Expansion Space................................................................ 14
Expansion Space................................................................ 24
Expense Year................................................................... 18
Exterior Plaza................................................................. 67
Fair Market Rental Value....................................................... 12
First Offer Commencement Date..................................................  9
First Offer Exercise Notice....................................................  8
First Offer Notice.............................................................  7
First Offer Rent...............................................................  9
First Offer Space..............................................................  6
First Option Term.............................................................. 11
First Termination Date......................................................... 15
Footage Amount.................................................................  7
Force Majeure.................................................................. 75
Future Renovations............................................................. 77
Governmental Tenant............................................................ 49
Governmental Transferee........................................................ 48
Guaranty....................................................................... 60
Holdover Lease................................................................. 53
Holdover Period................................................................ 53
Holidays....................................................................... 31

                                      (x)

HVAC........................................................................... 33
In-Negotiation Rights..........................................................  7
Initial Premises...............................................................iii
Initial Renovations............................................................ 77
Initial Staircase.............................................................. 39
Interest Rate.................................................................. 19
L-C............................................................................ 59
L-C Amount..................................................................... 59
L-C Bank....................................................................... 59
L-C Security Deposit........................................................... 60
Landlord.......................................................................  1
Landlord Parties............................................................... 40
Landlord Transfer.............................................................. 73
Lease..........................................................................  1
Lease Commencement Date........................................................ 10
Lease Expiration Date.......................................................... 10
Lease Term..................................................................... 10
Lease Year..................................................................... 10
Load Factor....................................................................  3
Main Lobby Signage............................................................. 63
Maximum Amount................................................................. 45
Maximum Liability Amount....................................................... 61
Mezzanine Level................................................................ 37
Midvale Parking Garage Signage................................................. 63
Midvale Parking Signage........................................................ 63
Modern Videofilm............................................................... 50
Negotiations...................................................................  8
New Tenant Identity............................................................ 65
Non-Recognized Subleases....................................................... 57
Non-Coterminous First Offer Space.............................................. 16
Notices........................................................................ 75
Operating Expenses............................................................. 18
Option Exercise Notice......................................................... 12
Option Interest Notice......................................................... 11
Option Rent.................................................................... 12
Option Rent Notice............................................................. 12
Option Space................................................................... 11
Option Term.................................................................... 11
Original Tenant................................................................ 10
Other Tenants' Signs........................................................... 66
Outside Agreement Date......................................................... 13
Outside Date................................................................... 16
Overlap Period................................................................. 58
Overpayment Amount............................................................. 26
Parking Garage.................................................................  1

                                     (xi)

Parking Taxes.................................................................. 71
Penthouse Signage.............................................................. 62
Philips........................................................................ 67
Philips Floors.................................................................  8
Philips Monument............................................................... 66
Philips Spandrel Sign.......................................................... 67
Pre-Occupancy Period........................................................... 10
Premises.......................................................................  1
Proposition 13................................................................. 24
Proposition 13 Protection Amount............................................... 28
Proposition 13 Purchase Price.................................................. 28
Proposition 8.................................................................. 23
Quake.......................................................................... 79
Qualified Accountant........................................................... 29
Ratio Decrease Notice.......................................................... 71
Real Property..................................................................  1
Reassessment................................................................... 28
Recognition Agreement.......................................................... 51
Recognized Space............................................................... 51
Reminder Notice................................................................  4
Rent1..........................................................................  7
rent........................................................................... 56
Rent Concessions............................................................... 12
Request Notice.................................................................  7
Reserved Space................................................................. 71
Restrictive Provision.......................................................... 49
Rochlin........................................................................ 66
Rules and Regulations..........................................................  1
Second Option Term............................................................. 11
Second Termination Date........................................................ 15
Side Letter Agreement..........................................................  1
Small.......................................................................... 75
Smith Sign..................................................................... 66
Southern Lobby Signage......................................................... 63
Special Costs.................................................................. 23
Specifications................................................................. 63
Statement...................................................................... 26
Subject Space.................................................................. 48
Sublease....................................................................... 51
Sublease Consideration......................................................... 57
Sublease Space................................................................. 51
Submitted Option Rent.......................................................... 12
Subsequent Leases..............................................................  7
Subsequent Staircase........................................................... 37
Subtenant...................................................................... 51

                                     (xii)

Summary........................................................................  1
Superior Right Holders.........................................................  7
Superior Rights................................................................  7
Tax Expenses................................................................... 23
Tax Increase................................................................... 28
Telecommunications Equipment................................................... 77
Tenant.........................................................................  1
Tenant Parties................................................................. 40
Tenant Provided Utilities...................................................... 78
Tenant's Property.............................................................. 52
Tenant's Security System....................................................... 33
Tenant's Share................................................................. 25
Tenant's Signage............................................................... 62
Tenant's Signage Name.......................................................... 62
Tenant's Taxes................................................................. 27
Termination Extension Notice................................................... 16
Termination Fee................................................................ 15
Termination Notice............................................................. 15
Transfer Notice................................................................ 48
Transferee..................................................................... 48
Transfers...................................................................... 48
Twelve Month Date.............................................................. 12
Unreserved Pass................................................................ 71
Unused Parking Space........................................................... 71
West Facing Parking Facility Signage........................................... 63
Wilshire Parking Signage....................................................... 63

                                    (xiii)

                                 OFFICE LEASE
                                 ------------

     This Office Lease, dated as of the date set forth in Section 1 of the
                                                          ---------
Summary, which includes the preceding Summary of Basic Lease Information attached hereto as pages (ii) through (vi) (the "Summary"), Exhibits A through Q, and that certain amendment to this Lease in the form of a side letter agreement and executed concurrently herewith (the "Side Letter Agreement"), all of which are incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), is made by and between, and is hereby agreed to by and between, "Landlord" and "Tenant," as those terms are defined in Sections 2 and 4 of the Summary, respectively.
                           ----------------

                                   ARTICLE 1
                                   ---------

                       REAL PROPERTY, BUILDING, PREMISES,
                       ----------------------------------
                              EXPANSION SPACE AND
                              -------------------
                           RIGHT OF FIRST OFFER SPACE
                           --------------------------

     1.1  Definition of and Rights to the Real Property, Building and Premises.
          --------------------------------------------------------------------
Upon and subject to the terms set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section
                                                                        -------
6.2 of the Summary (the "Premises"), which Premises are located in the building
---
(the "Building") set forth in Section 6.1 of the Summary, reserving, however, to
                              -----------
Landlord: (i) all of the Building, except for the space within the inside surfaces bounding the Premises, and except as provided below in this Article 1,
                                                                     ---------
and (ii) the rights, interests and estates reserved to Landlord by provisions of this Lease or operation of law. The outline of the Premises is set forth in

Exhibit A attached hereto and the space initially leased by Tenant as outlined,
---------
as of the date hereof, on Exhibit A, is occasionally referred to in this Lease
                          ---------
as the "Initial Premises". The rentable square footage of the Initial Premises is set forth in Section 6 of the Summary. The Building, the parking structure
                ---------
servicing the Building (the "Parking Garage"), the land upon which the Building and the Parking Garage stands, and the land and improvements surrounding the Building and the Parking Garage which are designated from time to time by Landlord as appurtenant to or servicing the Building, are herein sometimes collectively referred to herein as the "Real Property."

          1.1.1  Condition, Use, Maintenance and Operation of the Real Property.
                 --------------------------------------------------------------
Tenant acknowledges that Landlord has made no representation or warranty to Tenant regarding the condition of the Real Property, except as specifically set forth in this Lease, and has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises, Building or any part thereof, except as specifically set forth in this Lease or in the Tenant Work Letter, attached hereto as Exhibit D. Tenant is hereby granted the right to the nonexclusive use
          ---------
of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the manner in which such public and common areas are maintained and operated shall be in accordance with the terms of Article 7 of this Lease and the use thereof
                                   ---------
shall be subject to the rules, regulations and restrictions attached hereto as Exhibit B (the "Rules and Regulations"). Notwithstanding the foregoing, the
---------
"Original Tenant," as that term is defined in Section 1.5.6 of this Lease, an
                                              -------------
assignee of Tenant complying with the terms of Article 14, or an "Affiliate" of
                                               ----------
Tenant, as that term is defined in Section 14.4 below, may, upon reasonable
                                   ------------
prior notice to Landlord, and following Landlord's prior written consent, which consent shall not be withheld if the conditions set forth below are satisfied, have the right, at no charge, to occasionally use the common areas of the Real Property for the purposes of filming, taping and hosting parties (collectively, or individually the "Entertainment Uses"), at Tenant's sole cost and expense; provided that, except as otherwise provided below, Landlord shall not charge Tenant a fee in order for Tenant to use the common areas for the Entertainment Use; provided further that each Entertainment Use shall be consistent with the operations of the Building as a first-class office building, shall not unreasonably interfere with the use of the Building by the other tenants and occupants of the Building, and shall be subject to (i) Landlord's reasonable designation of the period of time and days of the week in which Tenant may use the common areas for the Entertainment Use, (ii) Landlord's reasonable designation of specific areas that may not be used for the Entertainment Use, (iii) Tenant giving Landlord evidence of reasonable security measures that Tenant will provide during the Entertainment Use, (iv) Tenant paying for all costs and expenses in connection with the Entertainment Use and reimbursing Landlord, upon Landlord's request, for all costs and expenses incurred by Landlord in connection with the Entertainment Use, and (v) any other reasonable rules and regulations imposed by Landlord on Tenant in connection with the Entertainment Use. Subject to the terms of this Lease, Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof, provided that Landlord shall not make any material alterations or modifications to the common areas, to the extent such material alterations or modifications would materially and adversely (i) reduce the overall common areas and facilities available to the Building, or (ii) be inconsistent with the appearance or operation of the Building as a first-class office building.

          1.1.2  Access.  Except when and where Tenant's right of access is
                 ------
specifically excluded above and elsewhere in this Lease, Tenant shall have the fight of access to the Premises, the Building and the Parking Garage twenty-four
(24) hours per day, seven (7) days per week during the "Lease Term," as that term is defined in Section 2.1 of this Lease, provided, however, Tenant's access
                   -----------
to the Building and the Parking Garage after the normal hours of business for the Building and the Parking Garage may be via a card key system or such other reasonable manner as Landlord elects from time to time. Landlord shall maintain and operate the Building, the Parking Garage and the common areas of the Real Property in a first-class manner.

     1.2  Verification of Rentable Feet.
          -----------------------------

          1.2.1  Measurement of Initial Premises, Additional Space and the
                 ---------------------------------------------------------
Building.  Landlord and Tenant acknowledge that the rentable square footage of
--------
the "Initial Premises," as that term is defined in Section 6.2 of the Summary,
                                                   -----------
and the rentable square footage of the Building, are as set forth in Sections
                                                                     --------
6.2 and 6.1, respectively, of the Summary and are not subject to remeasurement
-----------
or verification at any time. The rentable square footage calculation of 14,817 square feet for the second (2nd) floor of the Initial Premises does not include the rentable square footage of approximately 862 square feet (plus or minus 200 rentable square feet) (the "Excluded Square Footage Space") which is set forth and cross-hatched in Exhibit A. The Excluded Square Footage Space may be used by
                     ---------
Tenant throughout the Lease Term, as may be extended, without the payment of "Base Rent" or "Tenant's Share" of "Direct Expenses," as those terms are respectively defined in Article 3 and Sections 4.2.6 and 4.2.2 of this Lease,
                        ---------     ------------------------
and without increasing Tenant's Share of Direct Expenses; provided that, in accordance with the terms of Section 6.1 of this Lease, Landlord shall provide
                             -----------
to the Excluded Square Footage Space, the applicable utilities and services set forth in Section 6.1 of this Lease. The rentable
         -----------
square footage of any space to be added to the Initial Premises is subject to remeasurement as set forth in this Section 1.2.
                                   -----------
          1.2.2  Measurement Standards for All Additional Space.  The rental
                 ----------------------------------------------
square feet of any portion of the "Expansion Space" or "First Offer Space," not including the "Available Space" in the 10880 Building (as those terms are defined in Sections 1.4 and 1.5 below, respectively) leased by Tenant which
           --------------------
constitutes a full floor shall be equal to the product of (i) the applicable load factor (the "Load Factor") set forth in Exhibit Q, attached hereto, and
                                             ---------
(ii) the number of usable square feet of the applicable space measured pursuant to Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1980 ("BOMA"); provided, however, that the measurement of usable square footage under BOMA on a full floor occupancy basis shall not include restrooms, and core electrical, mechanical and janitorial closets. The rentable square feet of any portion of the Expansion Space or First Offer Space, not including the Available Space in the 10880 Building, leased by Tenant on multi-tenant floors shall be equal to the product of (i) the applicable Load Factor, and (ii) the number of usable square feet of the applicable space measured pursuant to BOMA. The determination of the rentable square feet of the Expansion Space, Available Space and/or First Offer Space shall be determined by Landlord and shall be subject to the reasonable verification by Tenant. The standard of measurement of rentable square footage used for Available Space in the 10880 Building shall be the standard then being used for new leases by the landlord of the 10880 Building.

     1.3  [Intentionally Omitted]

     1.4  Expansion Space.  Landlord hereby grants to Tenant the right to lease
          ---------------
additional space in the Building upon the terms and conditions set forth in this
Section 1.4 and this Lease.
-----------

          1.4.1  Expansion Space/Delivery Periods.  Tenant shall have the right
                 --------------------------------
to lease "Expansion Space 1" and "Expansion Space 2," as those terms are defined below in this Section 1.4.1, at the times set forth below in this Section
              -------------                                        -------
1.4.1, and in the manner as set forth in this Section 1.4 (each, an "Expansion
-----                                                 ----------
Option"). Expansion Space 1 and Expansion Space 2 are individually or collectively, as the context may require, referred to as the "Expansion Space." In the event that the fourteenth (14th) floor of the Building is designated by Landlord as Expansion Space 2, then Landlord shall convert the 14th floor of the Building to a floor with access on all elevators servicing the high-rise elevator bank of the Building and, at Landlord's sole discretion, the 14th floor may continue to have access to the low-rise elevator bank of the Building.

                                        Time Period (the "Delivery Period")
                                        During Which Landlord Shall Deliver the
Expansion Space                         Expansion Space to Tenant.
---------------                         -------------------------

     A.  Minimum of six thousand        Any time from October 1, 1997 through
     (6,000) rentable square feet       September 30, 1998
     and up to a maximum of an
     entire floor (the exact amount
     to be determined at Tenant's
     option) located on any one (1)
     floor of floors fifteen (15)
     through twenty (20) of the
     Building, the exact floor to
     be designated by Landlord
     ("Expansion Space 1").

     B.  Minimum of six thousand        Any time from August 1, 2001 through
     (6,000) rentable square feet       July 31, 2002.
     and up to a maximum of an
     entire floor (the exact amount
     to be determined at Tenant's
     option) located on any one (1)
     floor of floors fourteen (14),
     eighteen (18) or twenty (20)
     of the Building, the exact
     floor to be designated by
     Landlord ("Expansion Space
     2").

          1.4.2  Method of Exercise.  Landlord shall deliver notice (the
                 ------------------
"Delivery Date Notice") to Tenant no later than twelve (12) months prior to the "Applicable Delivery Date," as that term is defined below, stating Landlord's good-faith reasonable estimate of the date within the applicable Delivery Period on which Landlord will deliver the applicable Expansion Space to Tenant (the "Applicable Delivery Date"), and, as to Expansion Space 1 and Expansion Space 2, stating Landlord's determination of the floor which shall be deemed the applicable Expansion Space. If Landlord fails to timely deliver the Delivery Date Notice to Tenant, and, thereafter, Tenant requests Landlord to deliver such Delivery Date Notice to Tenant ("Reminder Notice"), then if Landlord fails to respond to Tenant's request within ten (10) business days after Tenant's request, the Applicable Delivery Date shall be the later of the last day of the applicable Delivery Period or six (6) months after Landlord delivers the Reminder Notice to Tenant and Tenant shall have the right to select any floor applicable to Expansion Space 1 or 2 (provided however, Landlord must always have a full floor available within the parameters of the floors designated as Expansion Space 1 or Expansion Space 2, as applicable, and Tenant shall select a floor from among the one or more full floors that are available). Thereafter, if Tenant desires to exercise Tenant's option to lease an Expansion Space, Tenant shall deliver notice to Landlord (the "Expansion Exercise Notice") either
(i)no later than nine (9) months prior to the Applicable Delivery Date, or (ii) if Tenant sends to Landlord a Reminder Notice because Landlord did not send the Delivery Date Notice, within thirty (30) days after the date Tenant sends the Reminder Notice to Landlord, stating that Tenant is interested in exercising its option to lease either Expansion Space 1 or 2, as applicable, and stating the amount and location of either Expansion Space 1 or 2, as applicable, that Tenant desires to lease on the floor containing the Expansion Space and, when appropriate, the location of the floor of Expansion Space 1 or 2, provided that the amount of the applicable Expansion Space Tenant does not desire to lease shall be in a commercially leasable and legally occupiable size and configuration. If at the time Tenant gives Landlord the Expansion Exercise Notice, Landlord and Tenant have not mutually agreed upon the "Expansion Rent," as that term is defined in Section 1.4.4 of this Lease, then the parties shall
                           -------------
follow the procedure, and the Expansion Rent for such Expansion Space shall be determined, as set forth in Section 2.2.4 of this Lease.
                            -------------

          1.4.3  Delivery of Expansion Space.
                 ---------------------------

                 1.4.3.1   Delivery Prior to Delivery Period.  If after the
                           ---------------------------------
initial leasing (including any renewal terms) of any Expansion Space but prior to the commencement of the applicable Delivery Period, any Expansion Space becomes available for lease to a third party and no current or future tenant of the Building located on the floor on which the Expansion Space is located desires to exercise a right, set forth in its lease, of expansion (including a right to accelerate an expansion right similar to that set forth for Tenant in this Section 1.4.3.1), first refusal, first offer, or similar right with respect
     ---------------
to such space, Landlord shall by notice (the "Early Delivery Notice") to Tenant offer to lease the Expansion Space in question for a term commencing with the date of availability of such space prior to the applicable Delivery Period and expiring on the Lease Expiration Date and shall contain the rentable and usable square feet of the applicable Expansion Space and Landlord's proposed Expansion Rent, as determined pursuant to the terms of Section 1.4.4 of this Lease, and
                                             -------------
Tenant shall, within ten (10) business days of receipt of such Early Delivery Notice, accept or refuse such offer to lease. If Tenant does not elect to lease the Expansion Space in question or fails to respond to Landlord's offer within such ten (10) business day period, then Landlord shall have nine (9) months from the date of the Early Delivery Notice to lease the Expansion Space to a third party on any terms which Landlord desires (subject to Landlord's obligation to deliver such Expansion Space to Tenant during the applicable Delivery Period); provided, however, if Landlord fails to lease the Expansion Space within such nine-month period and prior to the applicable Delivery Period, then Landlord shall again give Tenant the Early Delivery Notice in accordance with, and subject to, the terms of this Section 1.4.3.1. Notwithstanding Tenant's failure
                              ---------------
to lease the Expansion Space prior to the applicable Delivery Period pursuant to the terms of this Section 1.4.3.1, in the event Tenant exercises its option to
                  ---------------
lease an Expansion Space pursuant to the terms of Section 1.4.2, above, then
                                                  -------------
Landlord shall deliver to Tenant the Expansion Space during the applicable Delivery Period pursuant to the terms of Section 1.4.3.2, below. If Tenant so
                                         ---------------
elects to lease the Expansion Space prior to the applicable Delivery Period, such lease shall be upon the terms and conditions set forth in the Early Delivery Notice and in Sections 1.4.4, 1.4.5 and 1.4.6 of this Lease; provided
                       -------------------------------
however, that concurrent with Tenant's acceptance of such offer to Lease, Tenant may object to Landlord's offered Expansion Rent set forth in the Early Delivery Notice (including the calculation of the rentable square footage and/or the usable square footage of the Expansion Space) by submitting Tenant's determination of Expansion Rent to Landlord, and Landlord's and Tenant's determination of the Expansion Rent, as set forth in their respective notices, shall immediately be submitted to arbitration in accordance with the terms of

Section 2.2.4 of this Lease, provided further that in the event that the
-------------
Expansion Rent has not been determined pursuant to the terms of Section 2.2.4 of
                                                                -------------
this Lease prior to the commencement of the term of such Expansion Space, then until such Expansion Rent has been so determined the Rent payable by Tenant with respect thereto shall (subject to retroactive adjustment when the actual Expansion Rent has been established) be equal to the "Average of the Expansion Rent," as that term is defined below, for such space submitted by Landlord and Tenant to arbitration. The "Average of the Expansion Rent" shall be the average of the common numerical components of the Expansion Rent figures submitted by Landlord and Tenant to arbitration, and to the extent that the components of the Expansion Rent figures are numerical, but not in common or are non-numerical, then such components shall not be determined until such time that the same are determined pursuant to arbitration, and then at such time such components of the Expansion Rent shall be retroactively applied to any then expired term of the Expansion Space. If Tenant elects to lease the Expansion Space pursuant to the terms of this Section 1.4.3.1, then the
              ---------------
maximum amount of the Expansion Space Tenant is allowed to lease during the Delivery Period in connection with that particular option for Expansion Space shall be reduced by an amount equal to the Expansion Space leased prior to the Delivery Period pursuant to the terms of this Section 1.4.3.1.
                                              ---------------

                 1.4.3.2   Delivery During the Delivery Period.  Landlord shall
                           -----------------------------------
deliver the Expansion Space to Tenant during the Delivery Period applicable to such Expansion Space.

          1.4.4  Expansion Rent.  The rent payable by Tenant for the Expansion
                 --------------
Space (the "Expansion Rent") shall be equal to ninety-five percent (95%) of the "Fair Market Rental Value," as that term is defined in Section 2.2.3 of this
                                                       -------------
Lease, for the Expansion Space.


          1.4.5  Construction in Expansion Space.  The applicable terms of the
                 -------------------------------
Tenant Work Letter (as designated in the Tenant Work Letter) shall govern the construction of the Expansion Space, except the amount of the "Tenant Improvement Allowance," as that term is defined in Section 2.1 of the Tenant
                                                   -----------
Work Letter, shall be determined as a component of the Expansion Rent.

          1.4.6  Amendment to Lease.  If Tenant timely exercises its right to
                 ------------------
lease the Expansion Space as set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute an amendment adding such Expansion Space to this Lease upon the terms and conditions set forth in this Section 1.4. For
                                                           -----------
purposes of calculating Tenant's obligations under Article 4 of this Lease,
                                                   ---------
Tenant's Share shall be increased by an amount equal to the rentable square footage of such Expansion Space leased by Tenant pursuant to this Section 1.4
                                                                  -----------
divided by the total rentable square footage of the Building. Except to the extent inconsistent with the determination of Expansion Rent, all provisions of the Lease which vary based upon the rentable and usable square footage of the Premises shall be adjusted to reflect the addition of such Expansion Space to the Premises. The rentable and usable square footage of such Expansion Space shall be determined in accordance with the terms of Section 1.2 of this Lease.
                                                    -----------
Tenant shall commence payment of the Expansion Rent (subject to any free rent concession granted pursuant to the definition of Fair Market Rental Value as defined in Section 2.2.3 below to Landlord upon the earlier of (i) the date when
           -------------
Tenant commences business operations in the Expansion Space, and (ii) the date occurring one hundred twenty (120) days after the date Landlord delivers to Tenant the substantially completed "base building" of the Expansion Space (which base building shall be determined pursuant to the terms of this Section 1.4),
                                                                -----------
which date shall be extended one (1) day for each day that a Force Majeure Delay or a Landlord Caused Delay, as the same may be applicable, is deemed to have occurred pursuant to the terms of Section 5 of the Tenant Work Letter.
                                  ---------

          1.4.7  No Defaults.  Tenant shall not have the right to lease the
                 -----------
Expansion Space, as provided in this Section 1.4, if, as of the date of the
                                     -----------
attempted exercise of the expansion right by Tenant, or as of the scheduled date of delivery of the Expansion Space to Tenant, an "Event of Default," as that term is defined in Section 19.1 of this Lease, by Tenant exists under this
                   ------------
Lease.

     1.5  Right of First Offer/Right of Availability.  Subject to the terms set
          ------------------------------------------
forth in this Section 1.5, during the Lease Term, Landlord hereby grants to
              -----------
Tenant an ongoing right of first offer in connection with space located on the third (3rd), fifth (5th), sixth (6th), seventh (7th), eighth (8th) and the fifteenth (15th) through twenty-first (21st) floors of the Building not including space which is then part of the Premises (the "First Offer Space"); provided that (i) prior to the Expansion Space Expiration

Date for Expansion Space 1, the First Offer Space shall not include Expansion Space 1, (ii) prior to the Expansion Space Expiration Date for Expansion Space 2, the First Offer Space shall not include Expansion Space 2, and (iii) to the extent Tenant does not lease Expansion Space 1 or Expansion Space 2, pursuant to the terms of Section 1.4 (but excluding Section 1.4.3.1) of this Lease, such
             -----------                ---------------
space not leased by Tenant will not become First Offer Space until after the subsequent leasing of such space (collectively, the "Subsequent Leases"), and the rights created by such Subsequent Leases shall also become the rights of "Superior Right Holders," as that term is defined in this Section 1.5.
                                                          -----------
Notwithstanding the foregoing, such right of first offer shall be subordinate to, and shall, therefore, only commence, following the expiration or earlier termination of the contractual rights (the "Superior Rights") of tenants including any renewal rights or any rights to expand their premises (collectively, the "Superior Right Holders") in the First Offer Space which exist as of the date of this Lease, or which are contained in the Subsequent Leases, or which, as of the date of this Lease, are being negotiated for the First Offer Space (the "In-Negotiation Rights"). As of the date of this Lease, the tenants relating to the In-Negotiation Rights, and the Superior Right Holders and their Superior Rights are set forth on Exhibit J, attached hereto.
                                                   ---------
Tenant's right of first offer shall be on the terms and conditions set forth in this Section 1.5 and, in addition, during the Lease Term, Tenant shall have a
     -----------
right of availability to the "Available Space," as that term is defined in
Section 1.5.1.2, below, on the terms and conditions set forth in this Section
---------------                                                       -------
1.5.
---

          1.5.1  Procedure for Offer.
                 -------------------

                 1.5.1.1   Procedure for First Offer.  Landlord shall notify
                           -------------------------
Tenant (the "First Offer Notice") from time to time when the First Offer Space or any portion thereof has or will become available, provided that no Superior Right Holder wishes to lease such space pursuant to their respective Superior Rights. The First Offer Notice shall describe the space so offered to Tenant and shall set forth the "First Offer Rent," as that term is defined in Section
                                                                       -------
1.5.3 below, and the other economic terms upon which Landlord is willing to
-----
lease such space to Tenant.

                 15.1.2    Procedure for Availability Right.  Tenant may inform
                           --------------------------------
Landlord (the "Request Notice"), not more than three (3) times in any Lease Year, that Tenant desires to lease an amount of square footage (the "Footage Amount"). Landlord shall, within ten (10) business days of receiving the Request Notice, deliver to Tenant a notice (the "Availability Notice"), which Availability Notice shall describe all Available Space (which shall include then current Available Space, and space that Landlord reasonably believes will become Available Space within the next twelve (12) months) which meets or exceeds the Footage Amount and is located in the Building and, subject to compliance with all the "10880 Building Conditions," as that term is defined in this Section
                                                                     -------
1.5.1.2, below, is located in that certain office building located at 10880
-------
Wilshire Boulevard (the "10880 Building"), and shall set forth the determination of the measurement of the rentable square footage of the Available Space, the rent and the other economic terms (collectively, the "Availability Rent") upon which Landlord is willing to lease such space to Tenant. Landlord shall only be obligated to give Tenant an Availability Notice with respect to space in the 10880 Building if, and only if, (a) the 10880 Building is then owned by 10880 Property Corporation, a Delaware corporation ("10880 Property Corporation"), or by an entity which is controlled by, controls or is under common control with Landlord or 10880 Property Corporation, and (b)the 10880 Building is then owned by the same entity or entities that own Landlord. For purposes of this Section 1.5, "control" has the meaning set forth in Section 14.4 of this

Lease and "Available Space" means space which (i) is not part of the Premises, the Expansion Space or the First Offer Space, (ii) is not then subject to a lease, (iii) is not then subject to any rights of any tenant to renew their lease or expand their premises as set forth in their lease, and (iv) is not then subject to any negotiations (the "Negotiations") between Landlord and a prospective tenant or an existing tenant as evidenced by a mutually signed letter of intent or lease proposal or a specifically prepared and tailored lease document, which signed letter of intent, lease proposal, or specifically prepared and tailored lease document is received by Landlord or such prospective or existing tenant, as the case may be, within thirty (30) days prior to the date that the Request Notice is given; provided that if the Available Space is subject to one or more Negotiations, then the Request Notice shall only be subject to the rights of the particular prospective or existing tenants then in negotiation with Landlord.

          1.5.2  Procedure for Acceptance.  Except as those terms are used as
                 ------------------------
set forth above in this Section 1.5, and except as otherwise referred to
                        -----------
specifically in this Lease (excluding the foregoing portion of this Section
                                                                    -------
1.5), the term "First Offer Notice" shall be deemed to also mean the "Availability Notice," the term "First Offer Rent" shall be deemed to also mean "Availability Rent," and the term "First Offer Space" shall be deemed to also mean "Available Space." If Tenant wishes to exercise Tenant's rights set forth in this Section 1.5 with respect to the space described in the First Offer
        -----------
Notice, then within ten (10) business days of delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord (the "First Offer Exercise Notice") of Tenant's intention to exercise its rights set forth in this Section
1.5 with respect to the entire space described in the First Offer Notice on the terms contained in such notice; provided that in the event that the space described in the First Offer Notice includes one or more full floors of the total amount of space on the fifth, sixth, seventh or eighth floors of the Building (the "Philips Floors"), then Tenant may elect to lease one or more full floors of such Philips Floors as long as any full floor that Tenant leases is not contiguous on both sides to full floors which are Philips Floors and contain space that Tenant does not then lease; provided further that if Tenant exercises its right to lease the First Offer Space, but does not state that Tenant agrees to the terms contained in the First Offer Notice, such failure shall be deemed Tenant's rejection of such terms. In the event that concurrent with Tenant's exercise of its rights under this Section 1.5, Tenant notifies Landlord that it
                                  -----------
does not accept the First Offer Rent set forth in the First Offer Notice, or if Tenant is deemed to have rejected the terms stated in the First Offer Notice, the First Offer Rent shall be determined in accordance with the same procedure as set forth in Section 2.2.4 of this Lease. If Tenant does not exercise its
                -------------
right to lease the First Offer Space within the ten (10) business day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires and as to the First Offer Space, as opposed to the Available Space (which space is governed by the terms of items (i) through (iv) of Section 1.5.1.2, above), the
                                                   ---------------
rights created by such leasing that relates to the First Offer Space shall become rights of Superior Right Holders; provided that if Landlord does not lease such First Offer Space, disregarding for this purpose any Available Space, for a period of nine (9) months after delivery of the First Offer Notice to Tenant, Tenant's right of first offer set forth in this Section 1.5 shall again
                                                        -----------
be applicable to such First Offer Space. Notwithstanding anything to the contrary contained herein, except as provided above as to the Philips Floors, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof. If Tenant does not elect to exercise its right of first offer with respect to the First Offer Space, not including the Available Space, then Landlord shall not offer or otherwise lease to another tenant or prospective tenant less than the entire First Offer Space offered to Tenant and if Landlord desires to lease less than such entire First Offer Space, not including the Available Space, offered to Tenant, Tenant shall first have a further right to lease such smaller First Offer Space pursuant to an additional First Offer Notice and upon the terms set forth in this Section 1.5, provided that Tenant must exercise such additional first offer
     -----------
right within five (5) business days of delivery of the additional First Offer Notice.

          1.5.3  First Offer Space Rent.  The Rent payable by Tenant for the
                 ----------------------
First Offer Space (the "First Offer Rent") shall be equal to ninety-five percent (95%) of the Fair Market Rental Value for the First Offer Space.

          1.5.4  Construction in First Offer Space.  Tenant shall accept the
                 ---------------------------------
First Offer Space in its "as is" condition following the completion of the removal, encapsulation or entombment of any asbestos-containing material in the First Offer Space by Landlord in accordance with Landlord's abatement program, which abatement program shall be similar to and consistent with the program applied by Landlord for the relevant portions of the initial Premises, and in compliance with, and as required by, applicable governmental codes and regulations. The construction of improvements in the First Offer Space shall comply with the terms of Article 8 of this Lease, and the amount of any tenant
                         ---------
improvement allowance to be granted to Tenant for the costs relating to the initial design and construction of Tenant's improvements in the First Offer Space shall be determined as a component of the Fair Market Rental Value in accordance with the terms of Section 1.5.3, above.
                             -------------

          1.5.5  Amendment to Lease.  If Tenant timely exercises Tenant's right
                 ------------------
to lease the First Offer Space upon the terms set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute an amendment to this Lease for such First Offer Space upon the terms and conditions as set forth in the First Offer Notice and this Section 1.5; provided that if the First Offer
                                -----------
Space is located in the 10880 Building, Landlord and Tenant shall, within thirty
(30) days thereafter, execute a separate lease for such space upon the applicable terms and conditions set forth in the First Offer Notice and this Lease, except to the extent such terms and conditions are inconsistent with or not applicable to the physical constraints of the 10880 Building and the improvements surrounding the 10880 Building. Tenant shall commence payment of Rent (subject to the granting of free rent pursuant to the definition of Fair Market Rental Value) for the First Offer Space, and the term of the First Offer Space shall commence upon the earlier of (i) the date when Tenant commences business operations in the First Offer Space and (ii) the date occurring one hundred twenty (120) days (which time period will be increased by thirty (30) days (as extended the "Expansion Construction Period"), for each full floor leased by Tenant in excess of one (1) full floor, but in no event shall the Expansion Construction Period exceed one hundred eighty (180) days in the aggregate, unless a Force Majeure Delay or a Landlord Caused Delay, which is deemed to have occurred, causes the Expansion Construction Period to exceed such 180-day period) after the date Landlord delivers to Tenant the substantially completed "base building" of the First Offer Space (as such base building is determined pursuant to the terms of this Section 1.5), which Expansion
                                         -----------
Construction Period will be extended one (1) day for every day that a Force Majeure Delay or a Landlord Caused Delay, as applicable, is deemed to have occurred pursuant to the terms of Section 5 of the Tenant Work Letter (the "First Offer Commencement Date"). The term of the First Offer Space shall expire upon the date, which is the later of(i) the Lease Expiration Date, as may be extended pursuant to the terms of Section 2.2 of this Lease and (ii)
                                            -----------
the date occurring eighteen (18) months after the First Offer Commencement Date.

          1.5.6  Termination of Right of First Offer.  The rights contained
                 -----------------------------------
in this Section 1.5 with respect to the First Offer Space and the Available
        -----------
Space in the Building, but not including the Available Space in the 10880 Building, shall not be personal to the Tenant named in the Summary (the "Original Tenant"). Notwithstanding the foregoing, the rights contained in this

Section 1.5 with respect to the Available Space in the 10880 Building shall be
-----------
personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant occupies at least fifty percent (50%) of the Premises. Tenant shall not have the right to lease the First Offer Space, as provided in this Section 1.5, if, as of the date of the attempted
                           -----------
exercise of any such rights, or as of the scheduled date of delivery of such First Offer Space to Tenant, an Event of Default by Tenant exists under this Lease, or if during any "Option Term," as that term is defined in Section 2.2.1
                                                                  -------------
of this Lease, Tenant does not lease at least 70,000 rentable square feet.


                                   ARTICLE 2
                                   ---------

                 LEASE TERM; OPTION TERMS; TERMINATION RIGHTS
                 ---------------------------------------------

     2.1  Initial Lease Term.  The terms and provisions of this Lease shall be
          ------------------
effective as of the date of this Lease. The term of this Lease, as may be extended pursuant to the terms of Section 2.2 below (the "Lease Term"), shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the
                -----------
"Lease Commencement Date") set forth in Section 7.2 of the Summary, as such date
                                        -----------
may be extended for Force Majeure Delays and Landlord Caused Delays pursuant to the terms of Section 5 of the Tenant Work Letter, and shall terminate on the
             ---------
date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary,
                                                -----------
unless this Lease is sooner terminated or is extended as hereinafter provided Tenant shall have the right to occupy the Initial Premises on and after December 15, 1995 and prior to the Lease Commencement Date (the "Pre-Occupancy Period"), and all of the terms and conditions of this Lease shall apply as though the Lease Commencement Date had occurred (although the Lease Commencement Date shall not actually occur until the date set forth in Section 7.2 of the Summary, as
                                               -----------
such date may be extended pursuant to the terms of Section 5 of the Tenant Work
                                                   ---------
Letter); provided that during such Pre-Occupancy Period, the terms of Articles 3
                                                                      ----------
and 4 of this Lease shall not apply to the Initial Premises, except commencing
-----
on March 1, 1996, and continuing until the end of the Pre-Occupancy Period, Tenant shall pay to Landlord, in accordance with the payment procedures set forth in Section 3.1 of this Lease, Base Rent on a monthly basis for the Initial Premises equal to the product of (i) Fifteen Cents ($0.15) and (ii) the rentable square feet of the Initial Premises. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term commencing on the Lease Commencement Date. Within three (3) months following the Lease Commencement Date, Landlord shall deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, which Tenant may execute
                            ---------
and return to Landlord within ten (10) days of receipt thereof (provided that if said notice is not factually correct, then Tenant shall make such changes as are necessary to make the notice factually correct and shall thereafter execute and return such notice to Landlord within such ten (10) day period), and thereafter the dates set forth on such notice shall be conclusive and binding upon Tenant. Failure of Tenant to execute and deliver the Notice of Lease Term Dates within five (5) days after written notice of such failure delivered by Landlord to Tenant after the expiration of the ten (10) day period described above, shall constitute an acknowledgment by Tenant that the statements included in such notice are true and correct, without exception.

     2.2  Option Terms.
          ------------

          2.2.1  Option Rights.  Provided that, as of the date of delivery of
                 -------------
the "Option Exercise Notice," as that term is defined in Section 2.2.2, below,
                                                         -------------
an Event of Default by Tenant does not exist under this Lease, Landlord hereby grants Tenant two (2) options to extend the Lease Term of the applicable "Option Space," as that term is defined below, for a period of five (5) years each (collectively the "Option Term," and individually, the "First Option Term" and the "Second Option Term," respectively). The "Option Space" shall, at Tenant's option, consist of either (i) the then existing entire Premises, or (ii) a portion of the Premises, provided if the Option Space consists of a portion of the Premises (A) that portion of the Premises shall consist of at least one full floor of the Premises, (B) all the rentable square feet on any floor which is part of the Premises and is also part of the Option Space must be included in the Option Space, and (C) if the Option Space contains one of floors 23 or 24, it must contain both of floors 23 and 24. The options shall be exercisable only by written notice delivered by Tenant to Landlord as provided below. Upon the failure of Tenant to properly exercise the option to extend the initial Lease Term for the First Option Term, Tenant's option to extend the Lease Term for the Second Option Term shall automatically terminate and be of no further force or effect. Upon the proper exercise of such options to extend, and provided that as of the end of the initial Lease Term, and/or the First Option Term, as the case may be, an Event of Default by Tenant does not exist under this Lease, the initial Lease Term, or the First Option Term, as the case may be, as it applies to the applicable Option Space, shall be extended for a period of five (5) years provided that the term of any First Offer Space which is not coterminous with the First Option Term or the Second Option Term, as the case may be, shall be extended only for a term which makes the term of such space coterminous with the term of the remainder of the Premises.

          2.2.2  Exercise of Options.  The options contained in this Section 2.2
                 -------------------                                 -----------
shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant, at its sole discretion, may deliver written notice to Landlord (the "Option Interest Notice") not more than twenty-four (24) months nor less than fifteen (15) months prior to the expiration of the initial Lease Term, or the First Option Term, as the case may be, stating that Tenant is interested in exercising its option with respect to the applicable Option Space Tenant designates therein; (ii) if Tenant delivers to Landlord the Option Interest Notice, after Landlord's receipt of the Option Interest Notice, Landlord shall deliver notice (the "Option Rent Notice") to Tenant not less than thirteen (13) months prior to the expiration of the initial Lease Term, or the First Option Term, as the case may be, setting forth the "Option Rent," as that term is defined in Section 2.2.3 below; provided that in no event shall Tenant's
           -------------
delivery of the Option Interest Notice be a condition precedent to Tenant's exercise of its options to extend the Lease Term, but shall instead be only a condition precedent to Landlord's obligation to deliver the Option Rent Notice;
(iii) Tenant, at its sole discretion, may deliver written notice to Landlord (the "Arbitration Notice"), within fifteen (15) days following Landlord's delivery to Tenant of the Option Rent Notice or, if Tenant did not deliver to Landlord the Option Interest Notice, then within the period not less than thirteen (13) months prior to the expiration of the initial Lease Term, or the First Option Term, as the case may be, requesting Landlord's determination of the Option Rent that Landlord would submit to arbitration if arbitration were to occur under Section 2.2.4 below,
                                                         -------------
and within ten (10) days of such request, Landlord and Tenant shall each deliver to the other their determinations of the Option Rent that each would submit to arbitration if arbitration were to occur under Section 2.2.4 below (individually
                                               -------------
and collectively the "Submitted Option Rent"); and (iv) if Tenant desires to exercise such option, then (a)if Tenant did not deliver the Option Interest Notice, Tenant shall on or before the date occurring twelve (12) months prior to the expiration of the initial Lease Term or the First Option Term, as the case may be (the "Twelve Month Date"), exercise the option by delivering written notice to Landlord stating that Tenant is exercising its option with respect to the applicable Option Space Tenant designates therein (the "Option Exercise Notice"), or (b) if Tenant did deliver the Option Interest Notice, Tenant shall on or before the later of the Twelve Month Date and the date occurring thirty
(30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering the Option Exercise Notice to Landlord and upon, and concurrent with, such exercise in items (a) or (b), above, Tenant may either, at its option, (A) agree to such terms negotiated between Landlord and Tenant, (B) if Tenant did not deliver the Arbitration Notice, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section
                                                                    -------
2.2.4, below, or (C) if Tenant delivered the Arbitration Notice, object to
-----
Landlord's Submitted Option Rent, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section
                                                                    -------
2.2.4 below.
-----

          2.2.3  Option Rent.  Subject to the terms of Section 2.2.4, below, the
                 -----------                           -------------
Rent payable by Tenant during each Option Term shall be equal to the Fair Market Rental Value for the Option Space (the "Option Rent"). "Fair Market Rental Value" shall mean ninety-five percent (95%) of the average rent (including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, for all non-renewal, non-sublease, non-encumbered, non-equity leases of space, which leases were consummated no earlier than the twelve (12) month period preceding the applicable Option Exercise Notice (the "Comparable Transactions"), located in the Building and in the comparable buildings located on Wilshire Boulevard in Los Angeles, California between Westgate Avenue and Glendon Avenue (collectively, the "Comparable Buildings"), which space is comparable in size, location and quality to the Option Space, the Expansion Space or the applicable First Offer Space, as the case may be, with adjustments to account for differences in such size, location and quality of such space, projected to be in effect as of the first day of the Option Term (or in the case of the Expansion Space, the first day of the term of the Expansion Space, or in the case of the First Offer Space, the first day of the term of the First Offer Space) for a term of five (5) years (or in the case of the Expansion Space or the First Offer Space, as the case may be, for a term comparable to the remaining initial Lease Term or First Option Term or the term of the First Offer Space, as the case may be), in each case taking into consideration the following concessions set forth in items (a), (b) and (c), below (collectively, the "Rent Concessions"), and in each case deducting the value of the concession provided in connection with the usage of heating, ventilation and air conditioning for the Premises during the Option Term pursuant to the terms of items (i) and (ii) of Section 6.1.1 of this Lease
                                               -------------
except to the extent a similar concession is contained in the Comparable
Transactions: (a) rental abatement or reduced rental concessions, if any, provided in connection with such comparable-space; (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of the existing improvements in the Option Space, the Expansion Space or the First Offer Space, as the case may be, as compared to the value of the existing improvements in the comparable space, with such value in each case to be based upon the age, quality and layout of the improvements and the extent to which the same would be valued by a new third party general office user; and (c) any other monetary concessions granted in connection with the leasing of such comparable space, including, but not limited to, lease assumptions, signing bonuses and Proposition 13 protection for tenants in the event of a change in ownership of the applicable building, that landlords of the Comparable Buildings exclude from the payment of rent respectively; provided, however, that in calculating the Fair Market Rental Value, no consideration shall be given to the fact that (i) Landlord is or is not required to pay a real estate brokerage commission in connection with Tenant's extension of the Lease Term or lease of the Expansion Space or the First Offer Space, as the case may be, (ii) landlords are or are not paying real estate brokerage commissions in connection with such comparable space, and (iii) in connection with Option Rent only, landlords do or do not grant rent abatement in connection with the construction of tenant improvements in the applicable space. In the event that the Comparable Transactions do not provide the same extent of Proposition 13 protection granted to Tenant under Section 4.5 of this Lease (the
                                                  -----------
"Proposition 13 Concession"), or the same amount of construction time set forth in Section 1.4.5 or 1.5.4 or of this Lease (the "Build-Out Time"), then Tenant
   ----------------------
shall nevertheless receive the Proposition 13 Concession and/or the applicable Build-Out Time, as the case may be; provided that Landlord shall have the right to increase the Fair Market Rental Value to reflect the additional cost to Landlord to provide the Proposition 13 Concession and/or the applicable Build-Out Time, as the case may be, to Tenant. In the event that Rent Concessions shall be granted to Tenant with respect to the lease term of the Expansion Space or the First Offer Space or the Option Term, then the Fair Market Rental Value determination shall include a determination as to whether, and if so to what extent, Tenant must provide Landlord with financial security, such as a letter of credit or guaranty, for Tenant's Rent obligations during the lease term of the Expansion Space or the First Offer Space or the Option Term in order to secure repayment to Landlord of such Rent Concessions. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions (which Comparable Transactions include Rent Concessions) from tenants of comparable financial condition and credit history to the then-existing financial condition of Tenant (or with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants, and in the amount of the Rent Concessions given in connection with the lease term of the Expansion Space or the First Offer Space or the Option Term, as opposed to Rent Concessions given in such Comparable Transactions).

          2.2.4  Determination of Option Rent and/or First Offer Rent and/or
                 -----------------------------------------------------------
Expansion Rent.  In the event Tenant exercises its option right, first offer
--------------
right and/or expansion right, as the case may be, and objects, or is deemed to have objected, to the Option Rent and/or First Offer Rent and/or Expansion Rent, as the case may be, and requests a rent determination in accordance with this

Section 2.2.4, Landlord and Tenant shall further attempt to agree upon the
-------------
Option Rent and/or the First Offer Rent and/or the Expansion Rent, as the case may be, using their best good-faith efforts. If Landlord and Tenant fall to reach agreement (i) by five (5) months prior to the initial Lease Expiration Date, with respect to Tenant's option right or (ii) within ten (10) business days following Tenant's objection, or deemed objection, to the First Offer Rent or the Expansion Rent, as the case may be (in each instance an "Outside Agreement Date"), then each party shall make a separate determination of the applicable Fair Market Rental Value within five (5) business days after the applicable Outside Agreement Date and such determinations shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.7, below;
                               ----------------         -------
provided, however, that if Landlord and Tenant have delivered to the other party their

Submitted Option Rent pursuant to the terms of Section 2.2(iii) above, then such
                                               ---------------
Submitted Option Rent shall be submitted to Arbitration in accordance with Sections 2.2.4.1 through 2.2.4.7, below.
----------------         -------

                 2.2.4.1 Landlord and Tenant shall each appoint one arbitrator (and Landlord or Tenant may consult with such arbitrator prior to his or her appointment and such arbitrator shall be considered an advocate arbitrator) who shall by profession be either a M.A.I. appraiser or a real estate attorney who shall not have been previously employed by Landlord or Tenant over the five (5) year period prior to the date of such appointment and who shall have been active over the ten (10) year period prior to the date of such appointment in the appraisal or the drafting and negotiation of leases, as the case may be, of commercial high-rise properties in the West Los Angeles, California area. The determination of the arbitrators shall be limited solely to the issue as to whether Landlord's or Tenant's submitted applicable Fair Market Rental Value is the closest to the actual applicable Fair Market Rental Value as determined by the arbitrators, taking into account the applicable requirements of Section
                                                                    -------
2.2.3 of this Lease.  Each such arbitrator shall be appointed within thirty (30)
-----
days after the applicable application Outside Agreement Date, as the case may be.

                 2.2.4.2   The two arbitrators so appointed shall within ten
(10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third neutral arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators; provided that neither party or either of the advocate arbitrators may directly or indirectly, consult with or communicate with the neutral arbitrator prior to his or her appointment except to inquire as to such arbitrators willingness or availability to participate in the arbitration.

                 2.2.4.3 The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted applicable Fair Market Rental Value, or Submitted Option Rent, as applicable, and shall notify Landlord and Tenant thereof.

                 2.2.4.4 The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant. If no decision is made by such majority, then the decision of the third arbitrator shall be binding on Landlord and Tenant. In making the decision, in no event shall the three arbitrators or the third arbitrator have the right to amend, modify, compromise, average or blend either of the first two determinations, it being the intent of Landlord and Tenant that the three arbitrators or the third arbitrator, as the case may be, shall simply select the one of two such determinations that in the third arbitrator's judgment most accurately defines the applicable Fair Market Rental Value.

                 2.2.3.5   The decision of the arbitrators pursuant to Section
                                                                       -------
2.2.4.4 or Section 2.2.4.6 (as applicable) shall be final and binding upon
-------    ---------------
Landlord and Tenant and judgment on such decision may be rendered in a court of competent jurisdiction.

                 2.2.4.6 If either Landlord or Tenant fails to appoint an arbitrator within thirty (30) days after the applicable Outside Agreement Date, as the case may be, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                 2.2.4.7 If the two arbitrators fail to agree upon and appoint a third arbitrator, then the appointment of the third arbitrator shall be made by the American Arbitration Association, but subject to the instruction set forth in this Section 2.2.4.
              -------------

                 2.2.4.8 The cost of (a) the arbitrators selected by Landlord and Tenant shall be paid individually by the appointing party, and (b) the third arbitrator's fees and the costs of the arbitration proceeding shall be paid by Landlord and Tenant equally.

     2.3  Tenant Termination Right During the Lease Term.
          ----------------------------------------------

          2.3.1  Initial Premises; Termination Procedure.  Provided that as of
                 ---------------------------------------
the date of Tenant's delivery of the "Termination Notice," as that term is defined below in this Section 2.3, an Event of Default by Tenant does not exit
                              -----------
under this Lease, Tenant shall have the right to terminate this Lease, effective, at Tenant's option, either as of the last day of the sixth (6th) Lease Year (the "First Termination Date") or the last day of the eighth (8th) Lease Year (the "Second Termination Date"). The effectiveness of Tenant's termination of this Lease pursuant to the terms of this Section 2.3 shall be
                                                        -----------
conditioned upon Landlord's receipt of written notice (the "Termination Notice") from Tenant on or before the date which is twelve (12) months prior to the First Termination Date or the Second Termination Date, as the case may be, stating that Tenant elects to terminate this Lease pursuant to the terms and conditions of this Section 2.3. In connection with the termination of this Lease, Tenant shall pay to Landlord (A) fifty percent (50%) of the "Termination Fee," as that term is defined in this Section 2.3 concurrent with Landlord's receipt of the
                        -----------
Termination Notice, and (B) the remaining portion of the Termination Fee upon the First Termination Date or Second Termination Date, as applicable, collectively as consideration for and as a condition precedent to such early termination. Notwithstanding the foregoing, upon an Event of Default by Tenant hereunder, all unpaid portions of the Termination Fee shall immediately become due and payable and if paid within ten (10) business days of the Event of Default, the termination shall remain effective. Further, upon Landlord's receipt of the Termination Notice, Tenant's right to expand the Premises under

Section 1.4, above, Tenant's right of first offer under Section 1.5, above, and
-----------                                             -----------
Tenant's right to extend the Lease Term under Section 2.2, above, shall each
                                              -----------
terminate and be of no further force or effect. Provided that Tenant terminates this Lease pursuant to the terms of this Section 2.3, this Lease shall automatically terminate and be of no further force or effect and Landlord and Tenant shall be relieved of their respective obligations under this Lease as of the First Termination Date or the Second Termination Date, as the case may be, except those obligations set forth in this Lease which specifically survive the expiration or earlier termination of this Lease, including, without limitation, the payment by Tenant of all amounts owed by Tenant under this Lease up to and including the First Termination Date or the Second Termination Date, as the case may be. In connection with the termination of this Lease upon the First Termination Date, the "Termination Fee" shall be equal to the product of (A) Thirty Dollars ($30.00) and (B) the number of rentable square feet in the Initial Premises as of the date of the Termination Notice. In connection with the termination of this Lease upon the Second Termination Date, the "Termination Fee" shall be equal to the product of (A) Fifteen Dollars ($15.00) and (B) the number of rentable square feet in the Initial Premises as of the date of the Termination Notice. In addition, in the event that Tenant leases any First Offer Space or Expansion Space, as the case may be, the Termination Fee shall be increased by an amount, if any, equal to the unamortized value of the "Concessions," as that term is defined in Section 2.3.2, below, for each portion
                                          -------------
of the First Offer Space or the Expansion Space, as applicable, leased by Tenant.

          2.3.2  Unamortized Value as of the Termination Date of the Concessions
                 ---------------------------------------------------------------

                 2.3.2.1   Concessions.  For purposes of this Section 2.3,
                           -----------                        -----------
"Concessions" shall be equal to the sum of (A) the amount of any monetary concessions, including improvement allowances granted by Landlord in connection with the delivery of the applicable portion of the First Offer Space or the Expansion Space, as applicable, by Landlord to Tenant, (B) the amount of the real estate commissions paid to Tenant and/or a brokerage company representing Tenant or Landlord in connection with the consummation of the lease by Tenant of a portion of the First Offer Space or the Expansion Space, as applicable, if any, and (C) the amount of the free rent or rent abatement granted to Tenant in connection with the lease of such portion of the Expansion Space or First Offer Space.

                 2.3.2.2   The Unamortized Value as of the Termination Date.
                           ------------------------------------------------
The "Unamortized Value as of the Termination Date" of the applicable Concessions shall be equal to the product of (x) a fraction, the numerator of which is 48 (in connection with the First Termination Date), or 24 (in connection with the Second Termination Date), or as to any First Offer Space which is not coterminous with the Lease Term of the remainder of the Premises (the "Non-Coterminous First Offer Space"), the number of full or partial months from the First Termination Date or Second Termination Date, as the case may be, to the expiration of the term of such First Offer Space, and the denominator of which is (i) 120 minus the number of months of the initial Lease Term for the Initial Premises which expired prior to the applicable commencement date for the applicable Expansion Space or First Offer Space, or (ii) as to any Non-Coterminous First Offer Space, the number of full or partial months of the entire lease term of such Non-Coterminous First Offer Space, and (y) the amount of the applicable Concessions.

     2.4  Occurrence of Ready for Construction Date.
          -----------------------------------------

          2.4.1  Outside Date for the Ready for Construction Date.  If
                 ------------------------------------------------
Landlord does not cause the Premises to be "Ready for Construction," as that term is defined in Section 1.2 of the Tenant Work Letter on or before January 1,
                   -----------
1996 (the "Outside Date"), then the sole remedy of Tenant for such failure shall be the right to deliver a notice to Landlord (a "Termination Notice") electing to terminate this Lease effective upon the date occurring five (5) business days following receipt by Landlord of the Termination Notice (the "Effective Date"). The Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Outside Date (as the same may be extended pursuant to the terms of Section 2.4.3 below) nor later than five (5) business days after the Outside
   -------------
Date. The effectiveness of any such Termination Notice delivered by Tenant to Landlord shall-be governed by the terms of this Section 2.4.
                                                -----------

          2.4.2  Extension of Outside Date After Delivery of the Termination
                 -----------------------------------------------------------
Notice.  If Tenant delivers a Termination Notice to Landlord, then Landlord
------
shall have the right to suspend the occurrence of the Effective Date for a period ending thirty (30) days after the Effective Date by delivering to Tenant, prior to the Effective Date, a certificate of Landlord's contractor responsible for the construction of the Tenant Improvements certifying that it is such contractor's best good faith judgment that the Premises will be Ready for Construction within thirty (30) days after the Effective Date (the "Termination Extension Notice"). If the Premises are Ready for Construction prior to the expiration of such thirty-day period, then the Termination Notice shall be of no force or effect, but if the Premises are not Ready for Construction within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period.

          2.4.3  Extension of Outside Date Prior to the Delivery of Termination
                 --------------------------------------------------------------
Notice.  Additionally, if a Termination Notice has not been delivered by Tenant
------
to Landlord and, prior to the Outside Date, Landlord determines that the Premises will not be Ready for Construction by the Outside Date, Landlord shall have the right to deliver a written notice to Tenant stating Landlord's opinion as to the date by which the Premises will be Ready for Construction, and Tenant shall be required, within five (5) business days after receipt of such notice, to deliver a notice to Landlord pursuant to which Tenant shall elect to either terminate this Lease, in which case this Lease shall immediately terminate and be of no further force and effect, or to agree to extend the Outside Date to that date set forth in such notice delivered by Landlord. Failure by Tenant to deliver such notice or to so elect shall be deemed Tenant's agreement to extend the Outside Date set forth in Landlord's notice to Tenant. If Tenant agrees to extend the Outside Date, Landlord shall have a continuing right to deliver a notice to Tenant which requests Tenant to so elect to either terminate this Lease or to further extend the Outside Date as set forth in this Section 2.4.3, above, until the Premises are Ready for Construction or until this Lease is terminated.

          2.4.4  Other Terms.  The Effective Date and the Outside Date shall be
                 -----------
extended to the extent of any delays beyond the reasonable control of Landlord, including delays caused by Force Majeure (but not more than one-hundred eighty
(180) days for Force Majeure events). Upon any termination as set forth in this
Section 2.4, Landlord and Tenant shall be relieved from any
-----------
and all liability to each other resulting hereunder except that Landlord shall return to Tenant any prepaid rent. Tenant's rights to terminate this Lease, as set forth in this Section 2.4, shall be Tenant's sole and exclusive remedy at
                  -----------
law or in equity for the failure of the Premises to be Ready for Construction as set forth above. Work required by the January 17, 1994 earthquake and related aftershocks occurring before the date of this Lease shall be deemed not to be caused by Force Majeure.

                                   ARTICLE 3
                                   ---------

                                   BASE RENT
                                   ---------

     Tenant shall pay, without notice or demand, to Landlord at the management office of the Building, or at such other place as Landlord may from time to time designate in writing, in the form of a check (which is drawn upon a bank which is located in the State of California), base rent ("Base Rent") as set forth in

Section 8 of the Summary, payable in equal monthly installments as set forth in
---------
Section 8 of the Summary in advance on or before the first day of each and every
---------
calendar month during the Lease Term, without any setoff or deduction whatsoever, except as otherwise provided in this Lease. If any "Rent," as that term is defined in Section 4.1, below, payment date (including the Lease
                   -----------
Commencement Date) falls on a day of a calendar month other than the first day of such calendar month or if any Kent payment is for a period which is shorter than one calendar month such as during the last month of the Lease Term, the Rent for any fractional calendar month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent. All other payments or adjustments required to be made under the terms of this lease that required proration on a time basic shall be prorated on the same basis.

                                   ARTICLE 4
                                   ---------
                                ADDITIONAL RENT
                                ---------------

     4.1  Additional Rent.  In addition to paying the Base Rent specified in
          ---------------
Article 3 of this Lease, Tenant shall pay as additional rent Tenant's Share of the annual Direct Expenses which are in excess of the amount of Direct Expenses applicable to the Base Year. Such additional rent, together with any and all other amounts payable by Tenant to Landlord, as additional rent or otherwise pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as
                                                                   ---------
Additional Rent shall be payable in the same manner and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease
                          ---------
Term, and if such payment requires proration on a time basis, then such payment shall be prorated pursuant to the terms set forth in Article 3, above.
                                                     ---------

     4.2  Definitions. As used in this Lease, the following terms shall have
          -----------
the meanings hereinafter set forth:

          4.2.1   "Base Year" shall mean the period set forth in Section 9.1
                                                                 -----------
of the Summary.

          4.2.2 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.3 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.4 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay or incur during any Expense Year because of or in connection with the management, maintenance, repair, or operation of the Real Property, including, without limitation, any amounts paid or incurred for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, and managing the utility systems, mechanical systems, sanitary and storm drainage systems, communication systems, and escalator and elevator systems, and the cost of supplies, tools, and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with the implementation and operation of a governmentally mandated transportation system management program or similar program; (iii) the cost of earthquake insurance and other insurance carded by Landlord, in such amounts as Landlord may reasonably determine; (iv) fees, charges and other costs, including management fees (or amounts in lieu thereof), consulting fees (including but not limited to any consulting fees incurred in connection with the procurement of insurance), legal fees and accounting fees, of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, administration, maintenance and repair of the Real Property; (v) the cost of utilities and insurance incurred in connection with the Parking Garage and any other parking facilities servicing the Building; (vi) wages, salaries and other compensation and benefits of all persons (other than persons generally considered to be higher in rank than the positions of Building manager and Building engineer) engaged in the operation, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord or Landlord's agents provide services for more than one building, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Real Property, and provided further, that no portion of any employee's wages, benefits, or taxes allocable to time spent on the development or marketing of the Real Property shall be included in Operating Expenses; (vii) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building, which instruments are applicable to the Building during the Base Year; (viii) amortization (including interest on the unamortized cost at a rate equal to the lesser of (1) Landlord's actual cost of funds, and (2) the commercial loan rate announced by Bank of America, a national banking association, or its successor, as its prime rate, plus 2% per annum (the "Interest Rate") fixed at the time of the acquisition or rental of the personal property) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; (ix) the cost of Landlord's office in the Building and office operation for the Building and the Real Property and all supplies and materials used in connection therewith; and (x) the cost of capital repairs, replacements or other improvements or other costs (I) which are intended to effect economies in the operation or maintenance of the Real Property or Building, or any portion thereof, to the extent of the reduction in other Operating Expenses reasonably anticipated by Landlord at the time of such expenditure to be incurred in connection therewith, or (II) that are required under any governmental law or regulation which law or regulation was not enacted prior to the Lease Commencement Date (whether or not such law or regulation is being enforced prior to the Lease Commencement Date); provided, however, that if any such cost described in (I) or (II) above is a capital expenditure, such cost shall be amortized over its reasonable useful life, and the unamortized cost of the same shall bear interest at the lesser of (1) Landlord's actual cost of funds, and (2) the Interest Rate. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

          (a) costs incurred in connection with the original construction of the Building and, except as otherwise allowed under item (x), above, the Real Property or in connection with any major change in the Building or the Real Property, such as adding to or deleting from the Building full or partial floors;

          (b) costs in connection with the design and construction of tenant improvements to the Premises of Tenant, the premises of other tenants, or the non-leased space for prospective tenants;

          (c) except as set forth in items (viii) and (x), above, depreciation, interest, principal payments, points, loan fees, assumption fees, extension fees and other costs associated with mortgages and other debt costs, if any;

          (d) marketing costs, legal fees, space planners' fees and advertising and promotional expenses, brokerage fees and other costs and expenses incurred in connection with the development or leasing of the Building;

          (e) costs for which the Landlord is reimbursed by (I) Tenant or any other tenant or occupant of the Building (other than reimbursement through the Operating Expenses pass-through provisions of their respective leases),
     (II) insurance by its carrier or any tenant's or other carrier, or (III) any other person or entity;

          (f) any bad debt loss, rent loss, or reserves for bad debts or rent loss or other reserves;

          (g) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Real Property, including, without limitation, partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee or others (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Real Property, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Building management, or between Landlord and other tenants or occupants or others;

          (h) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Building unless such wages and benefits are prorated to reflect time spent on operating and managing the Building vis-a-vis time spent on matters unrelated to operating and managing the Building;

          (i) penalties, except as set forth in items (viii) and (x), above, and interest;

          (j) costs, including permit, license and inspection costs, incurred with respect to the demolition or installation of tenant improvements made for prospective tenants or tenants in the Building or, except as otherwise permitted in item (x), above, incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building or prospective tenants (excluding, however, such costs relating to any common areas of the Building, and excluding costs relating to maintenance and repair of the Building and tenant's space therein, including the Building systems and equipment);

          (k) costs of capital repairs, capital alterations, capital improvements and capital equipment, except as set forth in items (viii) and
     (x), above;

          (l) expenses in connection with services, including maintenance and repairs, or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building without a separate charge;

          (m) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and services in the Building, or with respect to the Real Property, to the extent the same exceeds the costs of such goods and services rendered by qualified, unaffiliated third parties on a competitive basis;

          (n) any compensation paid to clerks, attendants or other persons in the Parking Garage or in commercial concessions operated by Landlord;

          (o) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment the cost of which if purchased would be excluded from Operating Expenses as a capital cost (or otherwise), except equipment not affixed to the Building which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Building not insured nor caused by Landlord or its employees, agents, contractors or by a tenant, other than Tenant, of the Building;

          (p) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

          (q) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due;

          (r) management fees in excess of three and one-half percent (3-1/2%) of the annual gross revenues for the Building and Real Property adjusted and grossed up to reflect a one hundred percent (100%) occupancy of the Building with all tenants paying rent at the average rental rate per rentable square foot of the Building then being received by Landlord from all rent-paying tenants (disregarding tenants receiving rent abatement and rent reduction concessions), which management fees shall be included in the Base Year;

          (s) costs to repair or rebuild after casualty loss except that Operating Expenses shall include costs of repairs which are paid for by Landlord because of deductibles under insurance policies carried by Landlord; provided, however, if such repair costs are excluded under item
     (k), above, the same may be included in Operating Costs only to the extent the cost does not exceed $25,000 in any one Expense Year;

          (t) any costs expressly excluded from Operating Expenses elsewhere in the Lease;

          (u) rent for any office space occupied by-Building management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings, with adjustment where appropriate for the size of the applicable project;

          (v) Landlord's general corporate overhead and general and administrative expenses;

          (w) all assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which Landlord may pay in installments, shall be included in Operating Expenses in the maximum number of installments permitted by law and shall be included as Operating Expenses in the year in which the assessment or premium installment is actually paid, whether or not Landlord actually pays such assessment or premium in installments or in the maximum number of installments;

          (x) costs to repair damage (I) arising from the negligence or wilful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services, or other tenants of the Building, or
     (II) from Landlord's failure to comply with applicable law in a timely manner;

          (y)  subject to the terms of Article 24 of this Lease, costs incurred
                                       ----------
     to comply with laws relating to the removal of hazardous material (as defined under applicable law) which was in existence in the Building or on the Real Property prior to the Lease Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, could have then required the removal of such hazardous material or other remedial or containment action with respect thereto under laws enacted prior to the Lease Commencement Date; and costs incurred to remove, remedy, contain, or treat hazardous material, which hazardous material is brought into the Building or onto the Real Property after the date hereof by Landlord or any other tenant of the Building and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, that it then exists in the Building, could have then required the removal of such hazardous material or other remedial or containment action with respect thereto;

          (z) costs arising from Landlord's charitable or political contributions;

          (aa) costs arising from earthquake insurance, except to the extent that (i) earthquake insurance was carded during the Base Year, or (ii) in determining the Excess for any particular Expense Year the Operating Expenses for the Base Year are retroactively adjusted to include the cost which would have been incurred during the Base Year for such coverage if such coverage (with the same policy limits and deductibles) had been carded during the Base Year;

          (bb) costs incurred to encapsulate, monitor, test, remove or otherwise remedy any asbestos containing material in the Building or incurred in connection with repairs to the Building necessitated by the "Quake," as that term is defined in Section 29.27 of this Lease;
                             -------------

          (cc) amounts paid under any ground lease for the Building or Real Property;

          (dd) costs incurred to comply with handicapped access, and fire-life safety, laws and seismic codes (whether or not such laws or codes are being enforced and whether or not Landlord was previously "grandfathered" and excused from complying until subsequent alterations were made), which laws and codes were enacted prior to the Lease Commencement Date;

          (ee) except as specifically set forth in item number (v) of the inclusions to Operating Expenses, above (as opposed to the item letter (v) of the exclusions to Operating Expenses), and except as included in Tax Expenses, cost and expenses relating to the Parking Garage; and

          (ff) costs incurred by Landlord in attempting to obtain a reduction in real estate taxes in connection with the California Revenue and Taxation Code, Paragraph 51 ("Proposition 8").

     If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If with respect to the Base Year, repairs are made, or maintenance performed, to the Real Property, Building and/or Systems and Equipment at no charge due to the existence of warranties on such items, and the cost of such repairs and maintenance, but for the existence of such warranties, would have been incurred by Landlord and included in Direct Expenses for the Base Year, then the Direct Expenses for the Base Year shall be increased to include the cost which Landlord would have incurred and included in Operating Expenses for the Base Year for such repairs but for the existence of such warranties. If the Building is not one hundred percent (100%) occupied during all or a portion of any Expense Year, including the Base Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such Expense Year, including the Base Year, as reasonably determined by Landlord, on a consistent basis from Expense Year to Expense Year, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been one hundred percent (100%) occupied, and the amount so determined shall be deemed to have been the amount of Operating Expenses for such Expense Year, including the Base Year. Landlord shall not include in Operating Expenses for any Expense Year after the Base Year any new, distinct category of Operating Expenses (as opposed to an addition to an existing category, such as security or janitorial) for new services provided to the Real Property and/or Building after the Base Year unless such new services are (i) required to comply with applicable governmental law or regulation enacted after the Lease Commencement Date, (ii) provided to enhance the safe and/or secure occupancy and use of the Premises, Building and/or Real Property by Tenant and the other tenants of the Building, or (iii) then customarily provided at the Comparable Buildings and not so provided as of the date of this Lease. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants of the Building (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office space tenants of the Building and the retail space tenants of the Building. Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude the following costs (collectively, the "Special Costs") except when such Base Year is used to calculate Tenant's Share of Direct Expenses for any Expense Year, occurring after the Base Year, in which such Special Costs are also incurred: market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes; utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

          4.2.5   "Tax Expenses" shall mean all federal, state, county, or
local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes or charges, business or license taxes or fees, annual or periodic license or use fees, open space charges, housing fund assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Building), which Landlord shall pay or incur during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Real Property. For purposes of this Lease, Tax Expenses during each Expense Year, including the Base Year, shall be calculated as if the tenant improvements in the Building and the "Initial Renovations," as that term is defined in Section
                                                                       -------
29.23 of this Lease, were fully constructed and the Real Property, the Building,
-----
all tenant improvements in the Building and the Initial Renovations were fully assessed for real estate tax purposes and accordingly, during each Expense Year, including the Base Year, Tax Expenses shall be deemed to be increased appropriately (including the gross receipts tax calculated as if all tenants were paying full rent, disregarding free rent or any half-rent).

                    4.2.5.1       Tax Expenses shall include, without
     limitation:

                           (i) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, conservation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental assessments or the Project's contribution towards a governmental cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                           (ii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof,

                           (iii) Any assessment, tax, fee, levy or charge, upon any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                           (iv) Any possessory taxes charged or levied in lieu of real estate taxes.

                    4.2.5.1 Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall, subject to the terms of Section 4.2.4(ff), above, be included in
                  -----------------

     Operating Expenses in the Expense Year such expenses are paid. Tax refunds shall be deducted from Tax Expenses for the Expense Year to which such refunded Tax Expenses were originally attributable, less any expenses incurred by Landlord in connection with obtaining such refund; provided that tax refunds under Proposition 8 shall not be deducted from Tax Expenses, but rather shall be the sole property of Landlord. All special assessments which may be paid in installments shall be paid by Landlord in the maximum number of installments permitted by law and not included in Tax Expenses except in the year in which the assessment is actually paid. Notwithstanding anything to the contrary set forth in this Lease, the amount of Tax Expenses for the Base Year and any Expense Year shall be calculated without taking into account any decreases in real estate taxes obtained in connection with Proposition 8, and, therefore, the Tax Expenses in the Base Year and/or an Expense Year may be greater than those actually incurred by Landlord, but shall, nonetheless, be the Tax Expenses due under this Lease; provided that, notwithstanding the foregoing, upon a "Reassessment," as that term is defined in Section 4.5 of this Lease, the
                                                -----------
     component of Base Year Tax Expenses which are attributable to the assessed value of the Real Property under Proposition 13 prior to the Reassessment (without taking into account any Proposition 8 reductions) shall be reduced for purposes of comparison to all subsequent Expense Years (commencing with the Expense Year in which the Reassessment took place) to an amount equal to the real estate taxes based upon such Reassessment.

                      4.2.5.3 Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1 or
                       -------------                         ---------------
     levied in whole or part in lieu of Tax Expenses), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Building), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.4 of
     this Lease.                                                  -----------

               4.2.6  "Tenant's Share" shall mean the percentage set forth in

     Section 9.2 of the Summary.  Tenant's Share was calculated by dividing the
     -----------
     number of rentable square feet of the Premises by the total rentable square feet in the Building. In the event the Premises is expanded, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

               In the event Tenant or any "Transferee," as that term is defined in Section 14.1 of this Lease, ceases to occupy, but still leases, the
        ------------
     entire Premises, or one or more full floors of the Premises during an entire Expense Year, Tenant shall receive a credit against Operating Expenses equal to the cost of electricity, janitorial service, and water that Landlord did not incur, as reasonably determined by Landlord, for such Expense Year due to Tenant's vacation of such space.

          4.3  Calculation and Payment of Additional Rent.
               ------------------------------------------

               4.3.1  Calculation of Excess.  If for any Expense Year ending or
                      ---------------------
     commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of the amount of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount
                         -------------
     equal to the excess (the "Excess").

               4.3.2  Statement of Actual Direct Expenses and Payment by Tenant.
                       --------------------------------------------------------
     Commencing January 1, 1997, Landlord shall use its commercially reasonable good faith efforts to give to Tenant a statement (the "Statement") within one hundred twenty (120) days following the end of each Expense Year, which Statement shall (i)be derived from an audit conducted by an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm) or by Landlord's Building manager, (ii) state the Direct Expenses, on a line item basis as to the general categories of Direct Expenses, incurred or accrued (which accrual shall be done on a consistent basis for each such preceding Expense Year and the Base Year) for such Expense Year and the Base Year, and the "Estimate," as that term is defined in Section 4.3.3, below, for such Expense Year, and (iii)
                   -------------
     indicate the amount, if any, of any Excess. Commencing January 1, 1998, upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, within thirty (30) days after receipt of such Statement, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as Estimated Excess. In the event that a Statement shows that the amount paid by Tenant under Section 4.3.3, below, exceeded Tenant's Share of the
                     -------------
     increase in Direct Expenses for the Expense Year in question (the "Overpayment Amount"), then Landlord shall credit the Overpayment Amount against the next due installments of Base Rent and Additional Rent; provided that, with respect to the final Expense Year of the Lease Term, Landlord shall pay to Tenant, within thirty (30) days after Tenant's receipt of such Statement, the Overpayment Amount. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4. Even though the
                                                   ---------
     Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease expires or earlier terminates, taking into consideration that the Lease Expiration Date may have occurred prior to the final day of the applicable Expense Year, if an Excess is present or if an Overpayment Amount is due to Tenant, Tenant shall immediately pay to Landlord, or when appropriate Landlord shall immediately repay to Tenant, an amount as calculated pursuant to the provisions of Sections 4.3.1 and
                                                           --------------
     4.3.2 of this Lease; provided that if the Lease Expiration Date, or the
     -----
     date of earlier termination of this Lease, occurs prior to the final day of the applicable Expense Year, then Tenant's Share of the Direct Expenses for the final Lease Year shall be prorated pursuant to the terms of Article 3
                                                                     ---------
     of this Lease. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term. Landlord shall have the right to recalculate Direct Expenses and, in connection therewith, Landlord shall deliver to Tenant a copy of the initial Statement previously delivered to Tenant and the revised Statement setting forth the recalculation of the Direct Expenses set forth in the initial Statement, whereupon any increase in the Excess shall be paid by Tenant within thirty
     (30) days after receipt of any such revised Statement, or any decrease in the Excess shall be refunded to Tenant concurrent with Landlord's delivery of such revised Statement; provided, however, except with regard to the recalculation of those items of Direct Expenses which are not under Landlord's reasonable control, specifically including Tax Expenses and public utility charges, Landlord shall have no right to recalculate Direct Expenses more than two (2) years following the end of the Expense Year to which such Direct Expenses are attributable

               4.3.3  Statement of Estimated Direct Expenses.  In addition,
                      --------------------------------------
     commencing with 1997, Landlord will give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth (i) Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be, which Estimate, as it relates to Operating Expenses, shall not exceed one hundred five percent (105%) of the Operating Expense for the prior Expense Year (the "105% Cap") unless Landlord also supplies Tenant with a reasonable explanation of such excess and (ii) the estimated excess (the "Estimated Excess") as calculated by comparing Direct Expenses, which shall be based upon the Estimate, to the amount of Direct Expenses applicable to the Base Year, which Estimate Statement may be revised and reissued by Landlord from time to time, even if such revision exceeds the 105% Cap, as long as such reissuance is accompanied by a reasonable explanation of the increase in the Estimated Excess from the Estimated Excess set forth in the previous Estimate Statement. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the
                                                ---------
     Estimate Statement (or a revision thereof) an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, within thirty (30) days after receipt of such Estimate Statement, a fraction of the Estimated Excess (or the increase in the Estimated Excess if pursuant to a revised Estimate Statement) for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3).
                                                               -------------
     Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          4.4  Taxes and Other Charges for Which Tenant Is Directly Responsible.
               ----------------------------------------------------------------
     Tenant shall directly reimburse Landlord, as Additional Rent, within thirty
     (30) days following demand for any and all taxes which are required to be paid by Landlord, (which taxes shall be paid by Landlord not more than forty-five (45) days in advance, and which taxes are not included by Landlord in Tax Expenses) (collectively, "Tenant's Taxes"), excluding from Tenant's Taxes state, local and federal personal or corporate income or franchise taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto and any other taxes expressly excluded pursuant to the terms of Section 4.2.5.3, above, when:
                              ---------------

               4.4.1 Said taxes are measured by or reasonably and demonstratively attributable to the cost or value of Tenant's equipment, furniture, trade fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant in excess of Forty-Five Dollars ($45.00) per rentable square foot of the Premises; or

               4.4.2 Said taxes are assessed upon or with respect to the use of the Parking Garage by Tenant.

          4.5  Tenant's Payment of Certain Tax Expenses.  Notwithstanding
               ----------------------------------------
     anything to the contrary contained in this Lease, in the event that on or after the Lease Commencement Date and prior to the tenth (10th) anniversary of the Lease Commencement Date, any sale, refinancing, or change in ownership of the Real Property is consummated, and as a result thereof, and to the extent that in connection therewith, the Real Property is reassessed (the "Reassessment") for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13 (as adopted by the voters of the State of California in the June, 1978 election), then the terms of this Section 4.5 shall apply.

               4.5.1  The Tax Increase.  For purposes of this Section 4.5, the
                      ----------------                        -----------
     term "Tax Increase" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment. Accordingly, the term Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, which (i) is part of the amount of Tax Expenses incurred or deemed incurred during the Base Year as determined pursuant to this Lease, (ii) is attributable to the initial assessment of the value of the Real Property, the base, shell and core of the Building, or the tenant improvements located in the Building, (iii) is attributable to assessments pending immediately prior to the Reassessment, which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment, or (iv) is attributable to the annual inflationary increase to real estate taxes.

               4.5.2  Tenant's Protection. During the first ten (10) Lease Years
                      -------------------
     of the initial Lease Term only, Tenant shall not be obligated to pay in connection with the Premises (including any Hold Space, Expansion Space, First Offer Space and Available Space) any portion of the Tax Increase relating to a Reassessment which occurs prior to the tenth (10th) anniversary of the Lease Commencement Date.

               4.5.3  Landlord's Right to Purchase the Proposition 13 Protection
                      ----------------------------------------------------------
     Amount Attributable to a Particular Reassessment. The amount of Tax Expenses which Tenant is not obligated to pay or will not be obligated to pay during the first ten (10) Lease Years of the initial Lease Term in connection with a particular Reassessment which occurs prior to the tenth
     (10th) anniversary of the Lease Commencement Date, shall sometimes be referred to hereafter as a "Proposition 13 Protection Amount." If the occurrence of a Reassessment is reasonably foreseeable by Landlord based upon a fully executed and delivered purchase and sale agreement for the Building and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the Lease Year in which the Reassessment will occur, the terms of this Section 4.5.3 shall apply to each such Reassessment. Upon
                   -------------
     notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the "Applicable Reassessment"), at any time during the Lease Term following the execution and delivery of such purchase and sale agreement for the Building, by paying to Tenant an amount equal to the "Proposition 13 Purchase Price," as that term is defined below, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event pursuant to which such successor of Landlord became the Landlord under this Lease. As used herein, "Proposition 13 Purchase Price" shall mean the present value of the Proposition 13 Protection Amount remaining during the Lease Term, as of the date of payment of the Proposition 13 Purchase

     Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount attributable to each remaining Lease Year (as though the portion of such Proposition 13 Protection Amount benefited Tenant at the middle of each Lease Year), as the amounts to be discounted, and (ii) by using discount rates for each amount to be discounted equal to the average rates of yield for United States Treasury Obligations with maturity dates as close as reasonably possible to the end of each Lease Year during which the portions of the Proposition 13 Protection Amount would have benefited Tenant, which rates shall be those in effect as of Landlord's exercise of its right to purchase, as set forth in this Section 4.5.3. Upon such payment of the
                                    -------------
     Proposition 13 Purchase Price, the provisions of Section 4.5.2 of this
                                                      -------------
     Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred and is estimating the Proposition 13 Purchase Price based upon the then-current status of Proposition 13 (or any successor statute to, replacement of or statute in lieu of Proposition 13), then when such Reassessment occurs or Proposition 13 is modified, if Landlord has underestimated the Proposition 13 Purchase Price, Tenant's Rent next due shall be credited with the amount of such underestimation, and if Landlord overestimates the Proposition 13 Purchase Price, then upon notice by Landlord to Tenant, Rent next due shall be increased by the amount of the overestimation.

          4.6  Landlord's Books and Records.  Upon Tenant's written request
               ----------------------------
     given not more than two (2) years after Tenant's receipt of the Statement for a particular Expense Year, and not more than once with respect to any particular Expense Year, and provided that an Event of Default by Tenant under this Lease does not then exist, Tenant shall have the right to conduct a review of the Statement by Tenant's employees and/or a "Qualified Accountant," as that term is defined in this Section 4.6 below. In
                                                  -----------
     connection with the foregoing review, Landlord shall furnish Tenant with such reasonable supporting documentation in connection with the Statement as Tenant may reasonably request, including without limitation, access at Landlord's place of business in Los Angeles County to Landlord's books and records. Landlord shall provide Tenant with access to the above information within thirty (30) days after Tenant's written request therefor. For purposes hereof, a "Qualified Accountant" shall mean an independent certified public accountant reasonably approved by Landlord. If following the review described above Tenant continues to dispute Tenant's Share of Direct Expenses set forth in such Statement, then Tenant shall have the right to cause an independent certified public accountant, mutually selected in good faith by Landlord and Tenant to complete and deliver to Landlord and Tenant an audit of the Statement within thirty (30) months after Tenant's receipt of the Statement for the particular Expense Year in dispute. If such audit reveals an error in Tenant's Share of Direct Expenses, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other as are determined to be owing. Any reimbursement amounts determined to be owing by Landlord to Tenant shall be paid within thirty (30) days following such determination, along with interest at the Interest Rate from the date the previously stated Excess was paid, until the date of such reimbursement. If any audit conducted by Tenant pursuant to this Section 4.6 discloses an overstatement
                                          -----------
     by Landlord of the Direct Expenses for the applicable Expense Year in excess of two percent (2%), Landlord shall be responsible for the reasonable, actual out-of-pocket costs incurred by Tenant for Tenant's review and audit, including but not limited to the reasonable, actual out-of-pocket cost incurred by Tenant for the Qualified Accountant. Otherwise, Tenant shall be responsible for all costs of any review and/or audit conducted hereunder. Landlord shall be required to maintain records of all Direct Expenses set forth in each Statement delivered to Tenant for three
     (3) years following Landlord's delivery of the applicable

     Statement. In the event that any other tenant in the Building audits the Direct Expenses and an adjustment is made pursuant to such audit because of an error in calculation or in allocation of the Direct Expenses, or an error in inclusion or exclusion of any Direct Expenses which would also constitute an error under this Lease, the results of such audit shall be sent to Tenant, within thirty (30) days after Landlord's receipt of Tenant's written request therefor (which Tenant may request not more than twice each Expense Year), in order to allow Tenant to determine whether Tenant is entitled to a corresponding adjustment pursuant to the terms of this Section 4.6.
          -----------

                                   ARTICLE 5
                                   ---------

                                USE OF PREMISES
                                ---------------

          Tenant shall use the Premises solely for the "Permitted Use," as that term is defined in Section 13 of the Summary, and Tenant shall not use or
                        ----------
     permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which consent will not be unreasonably withheld if such use is comparable to the use permitted by Landlord (pursuant to a lease executed by the Landlord named in this Lease or its successor) of comparable space in the Building but which consent otherwise may be withheld in Landlord's sole discretion if Tenant uses the Premises for (i) offices of any health care professionals; (ii) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (iii) retail or restaurant uses; or (iv) communications facilities such as radio and/or television stations, except to the extent such use is related to the Permitted Use, is consistent with the character of a first-class office building, and does not materially interfere with the use of the Building by other tenants and occupants thereof. Tenant further covenants and agrees that (a) Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building, (b)Tenant shall be solely responsible to verify that Tenant's intended use of the Premises for non-general office use is allowed under applicable law, and (c) Tenant shall be solely liable for any violation of applicable law as a result of the use of the Premises for non-general office use. Tenant shall faithfully observe and comply with the Rules and Regulations; provided, however, that Landlord agrees that the Rules and Regulations shall not be discriminatorily enforced. Landlord shall use commercially reasonable efforts to enforce the Rules and Regulations in the event that a violation of the Rules and Regulations by any other tenants or occupants of the Building materially interferes with Tenant's Permitted Use. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, code, ordinance, rule, or regulation. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Article 5.
                                                                    ---------

                                   ARTICLE 6
                                   ---------

                            SERVICES AND UTILITIES
                            ----------------------

          6.1  Standard Tenant Services. Landlord shall provide the following
               ------------------------
     services on all days during the Lease Term, unless otherwise stated below.

               6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturdays during the period from 8:00 a.m. to 1:00 p.m. (collectively, the "Building Hours"), except for Sundays and New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and any other nationally and locally recognized holidays as designated by Landlord (collectively, the "Holidays"). Notwithstanding the foregoing terms of this Section 6.1.1, (i) Landlord shall operate, commencing during
                   -------------
     the Pre-Occupancy Period and, thereafter, during each Lease Year of the Lease Term, including the Option Term, if any, the Building ventilation fans in the High-Rise Floors from Monday through Friday, during the period from 6:00 p.m. to 7:00 p.m. except Holidays, and (ii) Landlord shall provide, during each Lease Year during the Lease Term, including the Option Term, if any, an additional hour of heating and air-conditioning in the High-Rise Floors of the Premises from Monday through Friday, during the period from 6:00 p.m. to 7:00 p.m. except Holidays. The heating and air-conditioning system is designed to meet the specifications set forth on Exhibit K, attached hereto.
     ---------

               6.1.2 Landlord shall provide adequate electrical wiring and facilities for connection to Tenant's lighting fixtures and incidental use equipment to accommodate a maximum connected electrical load capacity of up to seven (7) watts per usable square foot of the Premises, with the electricity so furnished for Tenant's lighting fixtures and equipment to be at a nominal one hundred twenty (120) volts with no electrical circuit for the supply of such equipment which will require a current capacity exceeding twenty (20) amperes. Landlord shall supply, as part of Operating Expenses, up to an average during the Building Hours of five (5) watts of electricity per usable square foot on a used and consumed basis for Tenant's equipment and for Tenant's lighting fixtures. If Tenant's electrical consumption in the Premises, as and to the extent expanded to include space located in the Building, exceeds five (50) watts per usable square foot (in all instances including only electrical usage which relates to the usable square footage that is measured) on a used and consumed basis during the Building Hours (the "Excess Consumption"), then within thirty
     (30) days after receipt of written notice, which notice shall include reasonable evidence of the cost of such Excess Consumption, Tenant shall pay to Landlord all costs actually incurred by Landlord in connection with the provision of such Excess Consumption. In determining whether Excess Consumption exists, the used and consumed electricity will be determined on an averaged basis over the entire usable square footage of the Premises and not on the basis of any particular floor or segment or meter (unless the entire Premises in measured by a single meter). Tenant will design Tenant's electrical system serving any equipment producing nonlinear electrical loads to accommodate such nonlinear electrical loads, including, but not limited to, oversizing neutral conductors, derating transformers and/or providing power-line filters. Engineering plans shall include a calculation of Tenant's fully connected electrical design load with and without demand factors and shall indicate the number of watts of unmetered and submetered loads. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises and Landlord shall, as pan of Operating Expenses, replace lamps, starters and ballasts for Building standard lighting fixtures within the Premises. Notwithstanding the foregoing, Tenant shall have the right, to the extent permitted by applicable laws, and to the extent it will not increase Landlord's cost of electricity per usable square foot for other tenants in the Building (unless Tenant agrees to pay for such increased cost), to separately contract for and pay for electricity for the entire Premises during any entire Expense Year, in which case Tenant shall receive a credit against Operating Expenses equal to the cost of electricity that Landlord did not incur, as reasonably determined by Landlord, for such Expense Year due to Tenant's nonuse of such electricity.

               6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes. In addition, Landlord shall provide point of connection to Landlord's condensor water system for connection of Tenant's supplemental cooling systems, which systems shall be installed at Tenant's sole cost and expense. Tenant acknowledges that, as of the date of this Lease, Landlord charges Nine and No/100 Dollars ($9.00) per ton per month for the use of such condensor water system, which amount Landlord represents to Tenant is Landlord's reasonable estimate of the actual costs incurred by Landlord in providing same.

               6.1.4 Landlord shall provide janitorial services, in material conformance to the specifications attached hereto as Exhibit L, Monday
                                                          ---------
     through Friday except the date of observation of the Holidays, in and about the Premises. Landlord shall have the right, in Landlord's reasonable discretion, to modify the janitorial services to the extent necessary to be consistent with the practices of the Comparable Buildings, but not to provide services materially less than as set forth on Exhibit L.
                                                           ---------
     Notwithstanding the foregoing, Tenant may elect to be solely responsible for the performance of janitorial services and other cleaning on the second
     (2nd) and fourth (4th) floors of the Premises to the extent that (i) such services are limited to non-general office use of the Premises, (ii) Landlord reasonably approves the janitors and janitorial services to be provided to the second (2nd) and fourth (4th) floors of the Premises and any other floor located in the low-rise elevator bank and subsequently leased by Tenant and to the extent Tenant supplies its own janitorial services for an entire full floor during an entire Expense Year, Tenant shall receive a credit against Operating Expenses for the costs saved by Landlord as a result of Tenant providing its own janitorial service.

               6.1.5 Landlord shall provide nonexclusive automatic passenger elevator service during the Building Hours and shall, subject to emergencies, have at least one (1) elevator available at all other times.

               6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

               6.1.7 Landlord shall maintain, twenty-four (24) hours per day, seven (7) days per week, throughout the Lease Term, access control procedures and systems to the Building, with such alterations and improvements as are necessary or desirable in Landlord's reasonable judgment. In addition, Landlord shall provide, at all times, twenty-four
     (24) hours per day on-site access control personnel consistent with such service in Comparable Buildings, and Landlord shall at all times have available on weekends and during non-daylight hours an access control person (who may be a "rover") to escort employees and guests of Tenant to the Parking Garage, subject to the terms of this Lease, including the Rules and Regulations. Notwithstanding the foregoing provisions of this Section 6.1.7, Landlord will provide a lobby
                                  -------------
     attendant stationed in the lobby of the Building during Building Hours, and on-site access control personnel twenty-four (24) hours per day (which personnel requirement shall be satisfied during Building Hours by the presence of the lobby attendant). Tenant may, at its own expense, install its own security system ("Tenant's Security System") in the Premises; provided, however, that Tenant shall coordinate the installation and operation of Tenant's Security System with Landlord to assure that Tenant's Security is compatible with Landlord's security system and the "Building Systems," as that term is defined in Section 7.1 of this Lease and to the
                                          -----------
     extent that Tenant's Security System is not compatible with Landlord's security system and the Building Systems, Tenant shall not be entitled to install or operate it. Tenant shall be solely responsible for the monitoring and operation of Tenant's Security System.

               6.18 Tenant shall be granted access to the Building telephone and electrical rooms on each floor of the Premises, and Tenant shall obtain from Landlord's management office in the Building a key to access such rooms; provided that (i) Landlord may elect, in its sole discretion, to have a representative of Landlord, if a representative is reasonably available, to accompany Tenant or Tenant's agent into such rooms; (ii) following Tenant's access to the telephone and electrical rooms, Tenant shall immediately return the key to the management office and insure that the doors to the telephone and electrical rooms are locked and secured; and
     (iii) Landlord shall notify Tenant, except in the case of an emergency, of any work requiring access to the Building's telephone closets on the floors of the Premises and shall ensure that such work is completed under supervision of Landlord's representative.

          6.2  Overstandard Tenant Use. Except as specifically noted on the
               -----------------------
     "Approved Working Drawings," as that term is defined in Article 3 of the
                                                             ---------
     Tenant Work Letter, Tenant shall not, without Landlord's prior written consent (which consent Landlord shall not withhold if a "Design Problem," as that term is defined in Section 7.2 of this Lease, is not created, or
                                -----------
     Tenant, at its sole cost and expense, installs equipment to make sure that a Design Problem is not created), use (i) heat-generating machines, machines other than normal fractional horsepower office machines, or other equipment or (ii) lighting other than building standard lights in the Premises, which in each of item (i) or item (ii) above, materially increases the temperature otherwise maintained by the air conditioning system or materially increases the water to be furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If Tenant
                                          -----------
     uses heating, ventilating or air-conditioning ("HVAC") or water in excess of that required to be supplied to the entire Premises by Landlord pursuant to the terms of Sections 6.1 and 6.2, respectively, of this Lease
                     ------------     ---
     (collectively, the "Excess Usage"), Tenant shall pay to Landlord, within thirty (30) days of receipt of written notice, the "Actual Cost," as that term is defined below in Section 6.4, below, incurred by Landlord in
                              -----------
     connection with the provision of such Excess Usage and the installation, operation, and maintenance of equipment which is installed in order to supply such Excess Usage, as such Actual Cost is reasonably demonstrated to Tenant in Landlord's written notice to Tenant. Upon prior notice to Tenant, Landlord may install devices to separately meter or Landlord may conduct a reasonable survey to detect any Excess Usage, and in such event Tenant shall pay the increased Actual Cost directly to Landlord, within thirty
     (30) days of receipt of written notice, including the cost of any additional metering devices in the event such metering devices indicate, in accordance with the criteria set forth in Section 6.1 of this Lease, that
                                               -----------
     there has been Excess Usage. Subject to Landlord's obligation to provide the electrical capacity described in Section 6.1.2 above,
                                          -------------

     Tenant's use of electricity shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant at its sole cost and expense may install additional risers or feeders as long as the installation or existence of such additional risers or feeders does not create a Design Problem. If Tenant desires to use I-IVAC during hours other than those for which Landlord is obligated to supply HVAC pursuant to the terms of Section 6.1.1 of this Lease ("After Hours HVAC"), Tenant shall
              -------------
     give Landlord notice for After Hours HVAC prior to 3:00 p.m. on the date that Tenant requires such services or on any day preceding the date for weekend or Holiday service, of Tenant's desired use and Landlord shall supply such After Hours HVAC to Tenant. Within thirty (30) days after being billed therefor, Tenant shall pay to Landlord the Actual Cost to provide any After Hours HVAC, as reasonably determined by Landlord and calculated on a per hour/per elevator bank basis. If more than one (1) tenant of the Building shall require After Hours I-IVAC, Landlord shall reasonably allocate the cost thereof between Tenant and such other tenant or among Tenant and such other tenants. Tenant acknowledges that, as of the date of this Lease, Landlord charges Ninety Dollars ($90.00) per hour for each elevator bank of the Building for after-hours heating or air-conditioning provided by the Building's HVAC system.

          6.3  Interruption of Use.  Except as otherwise provided in Sections
               -------------------                                   --------
     7.2 and 19.4 of this Lease, Tenant agrees that Landlord shall not be liable
     ---     ----
     for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by necessary repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building alter reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and except as otherwise provided in Sections 7.2 and 19.4 of this Lease, such
                                     ------------     ----
     failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or, except as otherwise provided in Sections 7.2 and 19.4 of this Lease,
                                     ------------     ----
     relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property (other than as a result of Landlord's negligence or wilful misconduct), or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Landlord may comply with mandatory controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that the Premises are not thereby rendered untenantable.

          6.4  Actual Cost.  When Tenant is required to pay Landlord for any
               -----------
     utility or service, Tenant shall pay Landlord's Actual Cost. The "Actual Cost" shall be the actual costs paid or incurred by Landlord to the extent such costs are not duplicative of costs already included in Operating Expenses, unless such actual costs paid or incurred cannot be readily ascertained, in which event "Actual Cost" shall be the amount reasonably estimated by Landlord.

                                   ARTICLE 7
                                   ---------

                                    REPAIRS
                                    -------

          7.1  Duties of Repair.  Landlord shall repair any and all defects in
               ----------------
     the Building other than with respect to tenant improvements constructed by or for the benefit of tenants of the Building. Landlord shall maintain and repair (i) the structural portions of the Building, including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, Parking Garage, stairwells, elevator cabs, plazas, art work, sculptures, public washrooms, Building mechanical, electrical and telephone closets, and all common and public areas (collectively, "Building Structure"), and
     (ii) the Base Building mechanical, electrical, life safety, plumbing, sprinkler systems (connected to the core) and HVAC systems (the "Building Systems"), in good order and repair and in a first class condition; provided Landlord shall not maintain and repair and Tenant shall maintain and repair the Building Structure and Building Systems which were constructed by Tenant, or which were constructed by contractors, agents and subcontractors contracted with, or employed by Tenant. However, and notwithstanding the foregoing, the items of the Base Building set forth in Paragraphs 1, 6 and 7 of Schedule 2 of the Tenant Work Letter which are constructed by or on behalf of Tenant shall be maintained by Landlord in good order and repair only to the extent Tenant constructs such items in accordance with those certain Architectural Drawings and Mechanical, Electrical and Plumbing drawings respectively specified in Paragraphs 1, 6 and 7 of Schedule 2 of the Tenant Work Letter. In addition, Landlord shall maintain the mechanical fans on the second floor of the Building, and the Building Systems on the roof of the Building in order to reasonably minimize noise and vibration levels to the Premises. Furthermore, Landlord shall take all commercially reasonable steps (including the incorporation of commercially reasonable improvements and the expenditure of monetary amounts as necessary as opposed to substantial construction or reconstruction of the Building), if necessary, to cause the level of vibration in the areas of the Premises located on the 23rd and 24th floor which have a suspended acoustical tile ceiling and standard pad and carpeting to be materially consistent with the level of vibration found in such areas of the Premises located on the 22nd floor of the Premises. Tenant shall, at Tenant's own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the Premises, including
                                  ---------
     all improvements, fixtures and furnishings therein, in good order and repair at all times during the Lease Term. In addition, except as provided as part of Landlord's repair obligations set forth above or elsewhere in this Lease, Tenant shall, at Tenant's own expense subject to the prior approval of Landlord to the extent required under Article 8 of this Lease,
                                                       ---------
     and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation Article 8 hereof,
                                                           ---------
     promptly and adequately repair all damage to the Premises (other than the Building Structure and the Building Systems) and replace or repair all damaged, broken or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or caused by Landlord or its agents, representatives, employees or contractors; provided that if Tenant fails to make such repairs, Landlord may, but need not, on not-less than ten (10) business days prior notice to Tenant (except in case of an emergency), make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a reasonable percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree; provided, however, except to the extent necessitated by (A) emergencies, (B) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree which Landlord cannot reasonably avoid performing without material interference with the permitted conduct of Tenant's business in the Premises, or (C) repairs which are the obligation of Tenant hereunder, any such entry into the Premises by Landlord shall be performed in a manner so as not to materially interfere with the conduct of Tenant's business in the Premises. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

          7.2  Tenant's Right to Make Repairs.  If Tenant provides written
               ------------------------------
     notice to Landlord of an event or circumstance which requires the action of Landlord with respect to the provision of utilities and/or services and/or repairs and/or maintenance to the Premises or those portions of the Building Structure and the Building Systems which are located on a floor on which Tenant's Premises are located, or relate to electrical, HVAC, water, or elevator usage and are necessary for Tenant to conduct its operation from the Premises even if not located on such floors, as set forth in Sections 6.1 and 7.1 of this Lease, above, and Landlord fails to provide such action as required by the terms of this Lease within twenty (20) business days after receipt of such written notice or, if such failure by Landlord relates to the non-functioning of electrical, HVAC, elevator or water services to the Low-Rise Floors and such failure causes or threatens to cause immediate substantial damage to Tenant's property in the Low-Rise Floors (such circumstances to be known as an "Emergency"), then within two
     (2) business days, and to the extent that the required action to be taken by Tenant does not create a Design Problem, Tenant may proceed to take the required action upon delivery of an additional five (5) business days (or two (2) business days in the event of an Emergency) notice to Landlord specifying that Tenant is taking such required action, and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action plus interest at the Interest Rate during the period from the date Tenant incurs such costs and expenses until such time as payment is made by Landlord. Notwithstanding any contrary provision of this Section 7.2, Tenant shall have no right to
                                    -----------
     take any such action with respect to those portions of the Base Building or other portions of the Building and Real Property located on a floor other than a floor on which Tenant's Premises are located. In the event Tenant takes the action permitted above, and such work will create a Design Problem, Tenant shall use only those contractors used by Landlord in the Building for such work unless such contractors are unwilling or unable to perform such work at competitive rates, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings. Further, if Landlord does not deliver a detailed written objection to Tenant, within thirty (30) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice together with interest at the Interest Rate. If, however, Landlord is in good faith delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Rent, but as Tenant's sole remedy, Tenant may proceed to institute legal proceedings against Landlord to collect the amount set forth in the subject invoice. If Tenant receives a non-appealable final judgment against Landlord in connection with such legal proceedings, Tenant may deduct the amount of the judgment, not to exceed the amount of the unpaid portion of the relevant invoice, from the Base Rent next due and owing under this Lease. For purposes of this Lease, "Design Problem" shall mean any alteration, repair, modification, or improvement by Tenant which (a) adversely affects the Building Structure, (b) adversely affects the Building Systems, (c) is not in compliance with applicable laws, (d)affects the exterior appearance of the Building, or (e) affects the normal and customary business operations of the other tenants in the Building.

                                   ARTICLE 8
                                   ---------

                           ADDITIONS AND ALTERATIONS
                           -------------------------

          8.1  Landlord's Consent to Alterations.   Tenant may make
               ---------------------------------
     improvements, alterations, additions or changes to the Premises (collectively, the "Alterations"), which do not create a Design Problem, by providing Landlord with notice not less than ten (10) days prior to the commencement thereof. Tenant may not make any Alterations which may adversely affect the Building Systems and equipment, exterior appearance of the Building, or structural aspects of the Building, or any Alterations involving the blocking of exterior light from the floors of the Premises (the "Blackened Windows"), the construction of a mezzanine level within the second (2nd) floor portion of the Premises (the "Mezzanine Level"), or the construction of an interior staircase in the Premises (the "Subsequent Staircase"), without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than twenty (20) days prior to the commencement thereof if the Alterations relate to the Blackened Windows, Mezzanine Level, or Subsequent Staircase, or if such Alterations are to be reviewed by a third party consultant of Landlord, or not less than ten (10) days prior to the commencement thereof if the Alterations are to be reviewed by on-site internal personnel of Landlord, and which consent shall not be unreasonably withheld or delayed by Landlord. Landlord's failure to respond to Tenant's notice within the applicable twenty (20) or ten (10) day period shall be deemed Landlord's approval of the Alteration in question. In the event that the construction of the Mezzanine Level is approved by Landlord pursuant to the terms of this Article 8, Landlord shall not increase the Base Rent as a result of
          ---------
     the additional rentable square feet of the Mezzanine Level. In the event Tenant proposes to make Alterations which require the consent of Landlord pursuant to this Section 8.1, Tenant's notice regarding the proposed Alterations shall include the plans and specifications for the Alterations. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this
     Article 8.
     ---------

          8.2  Manner of Construction.  Landlord may impose, as a condition of
               ----------------------
     its consent to all Alterations or repairs of the Premises or about the Premises, such reasonable requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request made at the time such consent is granted, Tenant shall, at Tenant's expense, remove upon the expiration or any early termination of the Lease Term, any Alterations relating to the

     Blackened Windows, the Mezzanine Level and or a Subsequent Staircase, if any, and such Alterations which do not constitute customary general office improvements and which are more expensive to remove than such customary general office improvements, and/or the requirement that Tenant utilize for such purposes only contractors reasonably approved by Landlord. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and, if required by applicable law, pursuant to a valid building permit, issued by the City of Los Angeles, in conformance with Landlord's reasonable construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. Upon request Landlord shall provide Tenant with a copy of any then available Base Building plans relevant to the proposed Alteration. Subject to reasonable scheduling, Landlord shall provide Tenant with access to the Building's freight elevator in connection with any Alterations work, with such access to be at no charge during Building Hours, and at a charge during non-Building Hours equal to the actual increase, if any, in Landlord's actual after-hours staffing costs which are directly attributable to Tenant's use of the Building's freight elevator. Upon completion of any Alterations, at Landlord's request, Tenant agrees to cause a timely Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with the terms of
     Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations (which may be the original construction drawings for such Alterations, with field modifications).

          8.3  Payment for Improvements.  Tenant shall reimburse Landlord for
               ------------------------
     Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of and/or reasonable involvement with any Alteration.

          8.4 Construction Insurance. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord, but in no event greater than the cost to cover the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease
                                                        ----------
     immediately upon completion thereof. In addition, Landlord may require any "Transferee," as that term is defined in Section 14.1, below, but not the
                                              ------------
     Tenant originally named in this Lease, to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee, if such requirement is necessary in Landlord's reasonable judgment based upon such Transferee's then-current financial condition.

          8.5  Landlord's Property.  All Alterations, improvements, fixtures
               -------------------
     and/or equipment which may be permanently installed in or about the

     Premises, and all signs installed in, on or about the Premises, from time to time, shall, except as herein provided, be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, trade fixtures and/or equipment, including but not limited to post-production equipment, which are not permanently installed, and notwithstanding the foregoing, Tenant shall remove "Tenant's Signage," as that term is defined in Section 23.4 and any
                                                           ------------
     other sign identifying Tenant, below, provided Tenant repairs any damage to the Premises and Building caused by such removal in accordance with the terms of this Article 8 or Article 23, respectively. Furthermore, if, (i)
                   ---------    ----------
     pursuant to the terms of Section 8.2 of this Lease, Tenant is required to
                              -----------
     remove any Alteration upon the expiration or early termination of the Lease Term, or (ii) if pursuant to Tenant's initial construction of its improvements in the Premises, Tenant constructs improvements which are not customary general office improvements and which are more expensive to remove than such customary general office improvements (which improvements shall only include a staircase between floors of the Premises if the removal of such staircase is a Subsequent Staircase or is otherwise required under the terms of this Section 8.5), or (iii) Tenant constructs the Blackened Windows, the Mezzanine Level or the Subsequent Staircase, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given upon any earlier termination of this Lease, require Tenant at Tenant's expense to remove such improvements or Alterations, and to repair any damage to the Premises and Building caused by such removal and return the Premises back to its condition prior to the installation of such Alterations or improvements, including but not limited to, the restoration of the Blackened Windows to their condition that existed prior to the installation of the Blackened Windows, and the replacement of pan decking and new concrete at the point of connection of the staircase in question, to the floors, and beam reinforcement if necessary to maintain the structural integrity of the Building. Notwithstanding anything to the contrary set forth in this Article 8, (i) Tenant shall not be obligated to
                                ---------
     remove any staircase between the floors of the Premises, which staircase is constructed with the initial improvements in the Premises (the "Initial Staircase") if the Initial Staircase is located on the 22nd, 23rd and/or 24th floors of the Premises and Tenant does not renew the initial Lease Term, and (ii) if Tenant renews the initial Lease Term with respect to floors 23 and 24 but not floor 22, or with respect to floor 22 but not floors 23 and 24, then Tenant shall, at Tenant's sole cost and expense, only be required upon the expiration or earlier termination of the initial Lease Term, to remove the portion of the Initial Staircase which connects floors 22 and 23. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so upon three (3) business days' notice to Tenant and may charge the actual, reasonable and documented cost thereof to Tenant. Notwithstanding anything to the contrary contained in this Lease, with respect to the 2nd floor, Tenant will not have to remove or replace any raised flooring or raised bathroom fixtures (or the reconfigured elevator frames as a result of the raised floor) or any installed wiring, conductor or cabling in connection with the raised floor which raised floor or fixtures were constructed with the initial improvements in the Premises. Tenant's obligations under this
     Section 8.5 shall survive the termination of this Lease.
     -----------

                                   ARTICLE 9
                                   ---------

                            COVENANT AGAINST LIENS
                            ----------------------

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by

Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises at Tenant's request, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be released and removed of record by bond or otherwise within ten (10) days after notice by Landlord, and if Tenant shall fail to do so, Landlord, at its sole option, without limitation as to other remedies available to Landlord under this Lease, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall be due and payable by Tenant within thirty (30) days of receipt of an invoice therefor.

                                  ARTICLE 10
                                  ----------

                                   INSURANCE
                                   ---------

     10.1    Indemnification and Waiver.  Tenant hereby assumes all risk of
             --------------------------
damage to property or injury to persons in or upon the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners, trustees, ancillary trustees and their respective officers, directors, shareholders, beneficiaries, agents, servants and employees (collectively, the "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, except to the extent caused by the negligence or wilful misconduct of the Landlord Parties. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys'
fees) (collectively, "Claims") incurred in connection with or arising from (i) any cause in or on the Premises during the Lease Term or any holdover period, and/or (ii) any negligent acts, omissions or wilful misconduct of Tenant or of any person claiming by, through or under Tenant, its partners, and their respective officers, agents, servants or employees of Tenant or any such person (collectively, the "Tenant Parties"), in, on or about the Real Property, either prior to, during, or after the expiration of the Lease Term, provided that Tenant shall not be required to indemnify and hold Landlord harmless from any Claim to any person, property or entity resulting from the negligent acts, omissions or wilful misconduct of the Landlord Parties in connection with the Landlord Parties' activities in, on or about the Real Property, including the Premises (except for damage to the Tenant Improvements, Alterations and Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain the requisite insurance coverage pursuant to this Lease), and Landlord hereby agrees to so indemnify and holds Tenant harmless from any such Claims; provided further that because Landlord is required to maintain insurance on the Building and Tenant compensates Landlord for such insurance as part of Tenant's Share of Operating Expenses and because of the existence of waivers of subrogation set forth in Section 10.5 of this
                                                        ------------
Lease, Landlord hereby indemnifies and holds Tenant harmless from any Claims to any property outside of the Premises to the extent such Claim is covered by such insurance, even if resulting from the negligent acts or omissions, or wilful misconduct of the Tenant Parties. Similarly, since Tenant must carry insurance pursuant to this Article 10 to cover its personal property within the Premises and the Tenant Improvements and Alterations, Tenant hereby indemnifies and holds Landlord harmless from any Claim to any property within the Premises, to the extent such Claim is covered by such insurance, even if resulting from the negligent acts or omissions, or wilful misconduct of the Landlord Parties. Notwithstanding any contrary provision of this Lease, neither Landlord nor Tenant shall be liable to the other party for any consequential damages for a breach or default under this Lease, provided that this sentence shall not be applicable to any consequential damages which may be incurred by Landlord relating to, or in connection with (i) action taken by or on behalf of Tenant pursuant to the provisions of Section 7.2 above, or (ii) any storage, use,
                              -----------
treatment, manufacture, sale, disposal or discharge of any hazardous materials or substances (as those terms are defined by applicable law) in, on, under or about the Premises, Building or Real Property by Tenant, its agents, representatives, employees, contractors, subtenants or assigns, or any actions taken by Tenant or such parties in connection therewith, or (iii) any holdover by Tenant following the expiration of the Lease Term, subject to and in accordance with the provisions of Article 16 hereof. The provisions of this
Section 10.1 shall survive the expiration or sooner termination of this Lease
------------
with respect to any claims or liability occurring prior to such expiration or termination.

     10.2    Landlord's Fire and Casualty Insurance.  Landlord shall insure the
             --------------------------------------
Building during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be written on an "all risks" of physical loss or damage basis for the guaranteed replacement cost value new without deduction for depreciation of the Building, and shall be from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance carried
                   ------------
by Landlord in connection with the Building shall at a minimum be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings, and Worker's Compensation and Employee's Liability coverage as required by applicable law. Upon inquiry by Tenant, from time to time, Landlord shall inform Tenant of all such insurance carried by Landlord. Tenant shall, at Tenant's expense, comply with all customary insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises other than for normal office purposes causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3    Tenant's Insurance.  Tenant shall maintain the following coverages
             ------------------
in the following amounts.

             10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of

Tenant's operations, use of the Premises and contractual liabilities, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, written on the basis of
                        ------------
occurrence (if basis of occurrence coverage is available at commercially reasonable rates), for limits of liability not less than: (i) Bodily Injury and Property Damage Liability - $5,000,000 each occurrence and $5,000,000 annual aggregate, and (ii) Personal Injury Liability - $5,000,000 each occurrence and $5,000,000 annual aggregate, and for a commercially reasonable deductible amount.

             10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the guaranteed replacement cost value new without deduction for depreciation of the covered items, be in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage, and contain a commercially reasonable deductible amount.

             10.3.3 Business interruption, loss-of-income and extra-expense insurance in amounts sufficient to pay for Tenant's expenses and lost income attributable to perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils; Tenant may self-insure such coverage described in this
Section 10.3.3 with deemed full waiver of subrogation.
---------------

             10.3.4 Workers' Compensation and Employer's Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

     10.4    Form of Policies.  The minimum limits of policies of liability
             ----------------
insurance required of Tenant or Landlord under this Lease shall in no event limit the liability of Tenant or Landlord under this Lease. Tenant's insurance shall (i) name Landlord, and any other party it so reasonably specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under
Section 10.1 of this Lease; (iii) be issued by an insurance company having a
------------
rating of not less than A-VII in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California;
(iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof.

     10.5    Subrogation.  Landlord and Tenant agree to have their respective
             -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, Landlord and Tenant hereby release and waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, or other similar insurance. If either party fails to carry the amounts and types of insurance required to be carried by it pursuant to this Article 10, in addition to any
                                              ----------
remedies the other party may have under this Lease, such failure shall be deemed to be a covenant and agreement by such party to self-insure with respect to the type and amount of insurance which such party so failed to carry, with full waiver of subrogation with respect thereto.

     10.6    Additional Insurance Obligations.  Tenant shall carry and maintain
             --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such
----------
reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event shall such increased amounts of insurance or such other reasonable types of insurance be in excess of that required by landlords of Comparable Buildings.

                                  ARTICLE II
                                  ----------

                            DAMAGE AND DESTRUCTION
                            ----------------------

     11.1    Repair of Damage to Premises by Landlord.  Tenant shall promptly
             ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty or any condition existing in the Premises as a result of a fire or other casualty that would give rise to the terms of this Article 11. If the
                                                         ----------
Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty or be subject to a condition existing as a result of a fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises and such
     ----------
common areas to substantially the same condition as existed prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas consistent with the operation of the Building as a first-class office building and reasonably deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired and the common areas of the Building and the Parking Garage shall not be materially diminished. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, if Tenant does not notify Landlord that Tenant desires to repair any damage to the Premises, then as long as this Lease is not terminated, all insurance proceeds payable to Tenant under Tenant's insurance required under items (ii) and (iii) of Section 10.3.2 of this Lease respecting
                                       --------------
Tenant Improvements and other alterations or improvements to the Premises (other than Tenant's personal property and trade fixtures), shall be disbursed for all costs and expenses incurred by Landlord in connection with the repair of any such damage, pursuant to a disbursement procedure mutually approved by Landlord and Tenant. Landlord shall diligently repair any injury or damage to the Tenant Improvements installed in the Premises a nd shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier the cost of such repairs shall be paid by Tenant on a progress payment basis. As long as the Tenant Improvements in the Premises are rebuilt, Tenant shall be entitled to retain any portion of the proceeds of the insurance described in Section 10.3.2 in excess of the cost of
                                       --------------
such restoration. In the event that this Lease is terminated pursuant to the provisions of this Article 11, Tenant shall assign to Landlord and Landlord
                   ----------
shall be entitled to retain that portion of the insurance proceeds from the coverage required to be carried under items (ii) and (iii) of Section 10.3.2
                                                              --------------
hereof respecting the Tenant Improvements and other alterations or improvements to the Premises, other than Tenant's personal property and trade fixtures, in an amount up to the product of (A) the amount of the Tenant Improvement Allowance for the initial Tenant Improvements and any tenant improvement allowances given by Landlord for additional space added to the Premises, or the amount of any tenant improvement allowance given by Landlord during an Option Term, if any, and (B) a fraction, the numerator of which is the number of full or partial unexpired months in the Lease Term or when appropriate, an Option Term then applicable, as of the termination of the Lease and the denominator of which is 120 (or, if applicable, 60 during an Option Term), and Tenant shall be entitled to retain any remaining portion of the insurance proceeds. In the event this Lease is not terminated, Tenant shall have the right to reasonably approve the identity of the general contractor selected by Landlord pursuant to a competitive bidding process, who shall rebuild the Tenant Improvements and the material economic terms and conditions of such construction contract. However, in the event that Tenant notifies Landlord upon the occurrence of any damage to the Premises that Tenant desires to repair any damage to the Premises, then Tenant shall, prior to the commencement of the reconstruction of the Tenant Improvements, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall reasonably approve the contractors selected by Tenant to perform such improvement work. Such submittal of plans and such reconstruction of the Tenant Improvements shall be performed in substantial compliance with the terms of the Tenant Work Letter as though such reconstruction was the initial construction of the Tenant Improvements. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof, provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent Tenant is unable to use the Premises for the purposes permitted under this Lease, and does in fact not use the Premises. If the damage-or destruction is due to the negligence or wilful misconduct of Tenant or any of its agents, employees or contractors, Tenant shall be responsible for any commercially reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand).

     11.2    Landlord's Option to Repair.  Notwithstanding the terms of Section
             ---------------------------                                -------
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the
----
Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within thirty (30) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause or be subject to a condition existing as a result of such a fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present:
(i) in the reasonable judgment of a contractor selected by Landlord and reasonably approved by Tenant, repairs cannot reasonably be completed within two hundred twenty-five (225) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Real Property, or ground or underlying lessor with respect to the Real Property and/or the Building, (a) shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt due to an impairment of such holder's collateral, and the remaining proceeds are insufficient to repair the damage and as a result thereof the deficiency of insurance proceeds exceeds the "Maximum Amount," as that term is defined below, and Landlord elects not to commence repair to the Premises or Building within one (1) year of such damage or destruction, and Landlord terminates the leases of all other tenants similarly affected by such damage or destruction, or (b) shall terminate the ground or underlying lease, as the case may be, as long as such action shall be consistent with the terms of such mortgage or ground lease, as the case may be, and enforceable under applicable law; provided that Landlord shall not be required to institute any legal proceeding contesting such action; (iii) the dollar amount of the damage or condition arising as a result of such damage which is not fully covered by Landlord's insurance policies (and that would not be fully covered by Landlord's insurance policies if Landlord had carried the coverage required under this Lease) including any deductible amount, is equal to or greater than Two Million and No/100 Dollars ($2,000,000.00) (the "Maximum Amount"), which Maximum Amount shall, as of the date of termination of this Lease, be equal to the product of
(a) the Maximum Amount and (b) a fraction, the numerator of which is the number of full months remaining in the Lease Term, or when appropriate the Option Term then applicable, as of the date of the termination of this Lease, and the denominator of which is 120 (or, if applicable, 60 during an Option Term) and Landlord elects not to commence repair to the Premises or Building within one
(1) year of such damage or destruction and Landlord terminates the leases of all other tenants similarly affected by such damage or destruction; or (iv) the damage occurs during the last twelve (12) months of the Lease Term, as such Lease Term may have been extended by Tenant pursuant to Section 2.2 above;
                                                        -----------
provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs of such damage cannot, in the reasonable opinion of a contractor selected by Landlord and reasonably approved by Tenant, be completed within two hundred twenty-five (225) days after being commenced (which 225-day period shall not be subject to extension as a result of any Force Majeure), Tenant may elect, not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice. Furthermore, if neither Landlord nor Tenant has terminated this Lease, and the repairs are not actually completed within such 225-day period, Tenant shall have the right to terminate this Lease within five (5) business days of the end of such period and thereafter during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than five
(5) business days following the end of such period or each such month, as the case may be. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right, which may only be exercised once with respect to any specific event of damage or destruction, to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring thirty (30) days after the date of the damage, Tenant may request that Landlord provide Tenant with a certificate from the architect or contractor described above setting forth such architect's or contractor's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days.

     11.3    Waiver of Statutory Provisions.  The provisions of this Lease,
             ------------------------------
including this Article 11, constitute an express agreement between Landlord and
               ----------
Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.


                                  ARTICLE 12
                                  ----------

                                   NONWAIVER
                                   ---------

     No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice following the termination of this Lease shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. Tenant's payment of any Rent hereunder shall not constitute a waiver by Tenant of any breach or default by Landlord under this Lease, whether or not known to Tenant.


                                  ARTICLE 13
                                  ----------

                                 CONDEMNATION
                                 ------------

     13.1    Permanent Taking.  If the whole or any material part of the
             ----------------
Premises, Building or Real Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner so as to render the continued operation of the Building or Real Property as a first-class office project infeasible, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than sixty (60) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument, as long as all similarly affected leases are also terminated by Landlord. If, in Tenant's reasonable judgment, so much of the Premises or Building is taken so as to (i) materially interfere with the conduct of Tenant's business from the Premises,
(ii) prevent the common areas of the Real Property from being maintained and operated in a manner consistent with a first-class office building, (iii) substantially impairs access to the Premises or the Parking Garage, or (iv) substantially impairs use of the Parking Garage, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Tenant shall be entitled to receive one hundred percent (100%) of the "bonus value" of the leasehold estate in connection therewith, which bonus value shall be equal to the sum paid by the condemning authority as the award for compensation for taking the leasehold created by this Lease. Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim is payable separately to Tenant or is otherwise separately identifiable. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and Tenant continues to lease any portion of the Premises, then the Rent shall be proportionately abated retroactive to the date of such taking. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

     13.2    Temporary Taking.  Notwithstanding anything to the contrary
             ----------------
contained in this Article 13, in the event of a temporary taking of all or any
                  ----------
portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises; provided that if the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then Base Rent and Additional Rent shall be abated for the entire Premises for such time as Tenant continues to be so prevented from using, and does not use, the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.


                                  ARTICLE 14
                                  ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1    Transfers.  Tenant shall not, without the prior written consent of
             ---------
Landlord which consent will not be unreasonably withheld as set forth in Section
                                                                         -------
14.2 below (except as otherwise provided in Sections 14.5 and 14.6 below),
----                                        ----------------------
assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees, visitors and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed approximate effective date of the Transfer, which shall not be less than thirty (30) days nor more than two hundred seventy (270) days after the date of delivery of the Transfer Notice,
(ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the economic terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of any existing and/or proposed documentation pertaining to the proposed Transfer, including any existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord's standard form of consent in connection with the documentation of such Transfer, as long as such standard form does not contain terms and conditions inconsistent with the terms of this Article 14, or impose obligations on Tenant or the
                       ----------
Transferee in excess of those contained in this Lease, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and credit or bank references, and (v) information with regard to the nature of the business such proposed Transferee intends to operate in the Premises and how long the proposed Transferee has operated such business. Landlord shall consent or refuse to consent to the proposed Transfer within thirty (30) days after Landlord's receipt of the applicable Transfer Notice; provided that if the proposed Transfer affects less than a full floor of the Premises, then Landlord shall consent or refuse to consent to the proposed Transfer within ten (10) business days after Landlord's receipt of the applicable Transfer Notice. In the event that Landlord fails to notify Tenant in writing of such consent or refusal to consent within such thirty (30) calendar days or ten (10) business day period, as applicable, Landlord shall be deemed to have consented to such Transfer. Any Transfer requiring Landlord's consent hereunder which is made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect. Whether or not Landlord shall grant consent, Tenant shall, within thirty (30) days after written request by Landlord, reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with its review of a proposed Transfer; provided, however, that with respect to a proposed sublease of less than a full floor of the Premises, such costs and expenses shall not exceed One Thousand Five Hundred Dollars ($1,500.00) or if more than a full floor, but not more than two (2) full floors, Three Thousand Dollars ($3,000.00).

     14.2    Landlord's Consent.  Landlord shall not unreasonably withhold its
             ------------------
consent to any proposed Transfer of the Subject Space to the Transferee on the material terms specified in the Transfer Notice. The parties hereby agree that it shall be deemed to be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

             14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building;

             14.2.2 The Transferee is either a governmental agency or instrumentality thereof (the "Governmental Transferee"), which Governmental Transferee is (i) a foreign country, (ii) of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which is inconsistent with the quality of the Building, or which would otherwise reasonably offend a landlord of the Comparable Buildings, (iii) is capable of exercising the power of eminent domain or condemnation, or (iv) would significantly increase the human traffic in the Premises or Building beyond the traffic which generally results from general office use of space in a first-class office building; provided that the terms of this Section 14.2.2 shall not
                                                       --------------
apply to a Transfer of space to a Governmental Transferee, which Governmental Transferee currently occupies space in the Building, and is of the same nature, prestige, and character as a Governmental Transferee to which the Landlord named in this Lease has made a direct lease in the Building (the "Governmental Tenant"), provided that the space subject to such Transfer shall be similar in size to the space leased by such Governmental Tenant from Landlord.

             14.2.3 The Transferee's intended use of the Premises is inconsistent with the Permitted Use;

             14.2.4 The Transferee is not a party of adequate financial worth and/or financial stability, and is not providing adequate financial security, in light of the responsibilities involved under the proposed assignment or sublease, as applicable, on the date consent is requested; provided that the provisions of this Section 14.2.4 shall be applicable only if (i) the proposed
                   --------------
Transfer is an assignment of Tenant's interest in the Lease, (ii) the proposed Transfer is a sublease of twenty-four thousand (24,000) rentable square feet or more, or (iii) the proposed Transfer is a sublease and upon the consummation thereof the Original Tenant will not remain in physical occupancy of at least forty thousand (40,000) rentable square feet of the Premises; or

             14.2.5 The proposed Transfer would cause Landlord to be in violation of a provision (the "Restrictive Provision") in any of the leases listed on Exhibit M, attached hereto.

     Conversely, Landlord and Tenant hereby agree that it shall not be reasonable for Landlord to withhold its consent for any of the following reasons:

                     (A) The assignment or sublease occurs when any particular portion of the Building is not leased or is leased at economic terms which are not acceptable to Landlord;

                     (B) Either the proposed assignee or subtenant, or any person or entity which directly or indirectly controls, is controlled by, or is under common control with, the proposed assignee or subtenant, (i) occupies space in the Building at the time of the request for consent, or
     (ii) is negotiating or has negotiated with Landlord to lease space in the Building;

                     (C) The proposed assignee or subtenant is a landlord or real estate developer;

                     (D)  The number of subleases exceeds any maximum number; or

                     (E) The sublessee or assignee is granted further rights to assign or sublease.

     Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise
                  ------------
has breached or acted unreasonably under this Article 14, their sole remedies
                                              ----------
shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant's business including, without limitation, loss of profits, other than profits relating to such proposed Transfer, however occurring) or declaratory judgment and an injunction for the relief sought, and Tenant hereby waives all other remedies, including, without limitation, any right at law or at equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including, without limitation, Tenant's proposed subtenant, assignee or real estate broker) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent. If Landlord consents to any Transfer pursuant to the terms of this Section 14.2, Tenant may within nine (9) months after Landlord's
        ------------
consent, but not later than the expiration of said nine (9)-month period, enter into a binding agreement for such Transfer of the Premises or a portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this
                                                            ------------
Lease, provided that if there are any material changes in the terms and conditions from those specified in the Transfer Notice such that Landlord would initially have been entitled to refuse its consent to such Transfer under this
Section 14.2, Tenant shall again submit the Transfer to Landlord for its
------------
approval and other action under this Article 14.
                                     ----------

     14.3    Effect of Transfer. If Landlord consents to a Transfer, (i) the
             ------------------
terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease.

     14.4    Non-Transfers. Notwithstanding anything to the contrary contained
             -------------
in this Lease, neither (i) an assignment to a transferee of all or substantially all of the assets of Tenant, (ii) an assignment of the Premises to a transferee which is the resulting entity of a merger or consolidation of Tenant with another entity, nor (iii) an assignment or subletting of all or a portion of the Premises to an affiliate (the "Affiliate") of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), shall be deemed a Transfer under Article 14 of this Lease, provided that Tenant notifies
                        ----------
Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth in items (i) through (iii) above, that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. "Control," as used in this Section 14.4 and Section 1.5.1.2 of
                                             ------------     ---------------
this Lease, shall mean the ownership, directly, or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of th voting interest in, any person or entity.


     14.5    Subleases to Business Affiliates. Notwithstanding any contrary
             --------------------------------
provision of this Article 14, Tenant shall have the right without the receipt of
                  ----------
Landlord's consent, but on prior written notice to Landlord, to sublease up to an aggregate of 15,000 rentable square feet of the Premises to Modern Videofilm, a ("Modern Videofilm"), and to sublease up to an aggregate of 24,000 rentable square feet of the Premises to individuals or entities (each, a "Business Affiliate"), which sublease to a Business Affiliate shall be on and subject to all of the following conditions: (i) Tenant shall have a direct business relationship (relating to a primary business of Tenant conducted in the Premises) with each such Business Affiliate and will conduct substantial business with such Business Affiliate while such Business Affiliate occupies a portion of the Premises; (ii) all such Business Affiliates shall be of a character and reputation consistent with the quality of the Building; (iii) no demising walls or separate entrances shall be constructed in the Premises to accommodate any such subleases; and (iv)no signage naming such Business Affiliate shall be installed or placed outside of the Premises, except to the extent such signage is located on a directory board in the Building and is reasonably approved by Landlord. No such sublease shall relieve Tenant from any liability under this Lease. The terms of this Article 14 shall be applicable to such sublease to Business Affiliates and Modem Video film to the extent such terms are applicable to and not inconsistent with the terms of this Section 14.5.

     14.6    Landlord's Recognition of Transfers Upon Lease Termination. At
             ----------------------------------------------------------
Tenant's request, Landlord shall execute a recognition agreement (the "Recognition Agreement") in favor of a Transferee who is a subtenant of Tenant (the "Subtenant"), which provides that in the event this Lease is terminated, Landlord shall recognize the sublease between such Subtenant and Tenant (the "Sublease") and not disturb such Subtenant's possession of the Premises or applicable portion thereof (the "Sublease Space"), due to such termination; provided that: (i) at the time of Tenant's request for Landlord's execution of the Recognition Agreement, such Transfer contains the same economic terms and conditions set forth in this Lease, subject to equitable modifications based on the number of rentable square feet contained in the Sublease Space; provided, however, the economic terms of such Transfer may be more favorable to Landlord than those set forth in this Lease, and provided that the terms and provisions of Sections 1.3, 1.4, 1.5 and 2.3 shall in no event be applicable to such
   ------------------------------
Subtenant and the terms of Section 23.4 shall in no event be applicable to a
                           ------------
Subtenant whose Sublease Space is less than 70,000 rentable square feet (or in connection with any Option Term, a subtenant whose sublease space is less than the greater of one (1) full floor or 23,000 rentable square feet); (ii) the Sublease Space shall consist of all or any portion of the Premises which is greater than 10,000 rentable square feet (the "Recognized Space"); provided that such Recognized Space (a) shall not be located on a floor, which floor is both above and below full floors in which a portion of the Premises is located,
(b)shall, to the extent it is located on a particular floor of the Building, consist of all of the Premises located on that floor of the Building, and (c) shall, in the event the Recognized Space is located on floors 22, 23 and/or 24, only consist of either the entire twenty-second (22nd) floor of the Building, both the entire twenty-third (23rd) and twenty-fourth (24th) floors of the Building, or all of the twenty-second (22nd), twenty-third (23rd) and twenty-fourth (24th) floors of the Building; (iii) Landlord shall not be liable for any act or omission of Tenant; (iv) Landlord shall not be subject to any offsets or defenses which the Subtenant might have as to Tenant or to any claims for damages against Tenant, nor shall Landlord be obligated to fund to, or for the benefit of, Subtenant, any undisbursed tenant improvement or refurbishment allowance or other allowances or monetary concessions unless same has been granted to Tenant and transferred to Subtenant; (v) Landlord shall not be required or obligated to credit the Subtenant with any rent or additional rent paid by the Subtenant to Tenant; (vi) Landlord shall not be bound by any terms or conditions of the Sublease which are inconsistent with the terms and conditions of this Lease; (vii) such recognition shall be effective upon, and Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the Sublease accruing after, the termination of this Lease; (viii) as a condition to Landlord's obligation to enter into the Recognition

Agreement, Landlord shall have the right to reasonably approve the creditworthiness and financial strength of the Subtenant, which reasonable approval shall be based upon the creditworthiness and financial strength then generally required by Landlord and landlords of the Comparable Buildings of a new tenant who is leasing space of a rentable area comparable to the rentable area of the Sublease Space for a term equal to the remaining Lease Term, who is granted concessions comparable to the concessions, if any, granted to the Subtenant, and who is assuming the monetary obligations under the Sublease; and
(ix) the Subtenant shall make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and the Subtenant, so as to establish direct privity of contract between Landlord and the Subtenant with the same force and effect as though the Sublease was originally made directly between Landlord and the Subtenant. Upon Landlord's written request given any time after the termination of this Lease, the Subtenant shall execute a lease for the space subject to the applicable Sublease upon the same terms and conditions as set forth in the Recognition Agreement. In determining whether a Subtenant meets certain minimum square footage tests set forth in item (i), above, Tenant will not be deemed to have engaged in a subterfuge if Tenant subleases space to a Subtenant equal to or in excess of the minimum square footage requirement and the Subtenant sub-subleases a portion of such space back to Tenant.

                                  ARTICLE 15
                                  ----------

                            SURRENDER OF PREMISES;
                            ----------------------
                           REMOVAL OF TRADE FIXTURES
                           -------------------------

     15.1    Surrender of Premises. No act or thing done by Landlord or any
             ---------------------
agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     15.2    Removal of Tenant Property by Tenant. All articles of personal
             ------------------------------------
property and all business and trade fixtures (including, but not limited to, editing bays and equipment), machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises, which items are not a part of the tenant improvements permanently installed in the Premises, shall remain the property of Tenant (collectively, "Tenant's Property"), and may be removed by Tenant at any time during the Lease Term. In connection therewith, Tenant shall have the right, but not the obligation, to finance the purchase of and grant security interests in and otherwise encumber Tenant's Property, and Landlord shall, promptly upon request, execute a waiver and consent form required by any lender of Tenant granting such lender the right, upon reasonable notice, to enter the Premises to take possession of and remove Tenant's Property notwithstanding any alleged breach by Tenant of the terms of this Lease. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the
                   ----------

Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear, casualty damage, and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, Tenant's Property, any other articles of personal property owned by Tenant or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building arising in connection with the removal of such items through the Premises and the Building except as otherwise provided to the contrary in this Lease; provided, however, notwithstanding anything to the contrary in this Article 15,
                                                                    ----------
the provisions of Article 8 of this Lease shall supersede the provisions of this
                  ---------
Article 15 to the extent such provisions of Article 8 are contrary to the
                                            ---------
provisions of Article 15 of this Lease.
              ----------

                                  ARTICLE 16
                                  ----------

                                 HOLDING OVER
                                 -------------

     If Tenant holds over after the expiration of the Lease Term hereof, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term. In the event that, at the expiration of the Lease Term, any portion of the Premises shall be subject to a bona fide, executed by both parties, letter of intent, lease proposal or lease document between any prospective tenant and Landlord (the "Holdover Lease"), and Tenant's holding over in any portion of the Premises after the expiration of the Lease Term (the "Holdover Period") will delay the commencement of the term of the Holdover Lease, then the Rent during such Holdover Period shall be payable at a monthly rate equal to (i) during the first sixty (60) days of such Holdover Period, one hundred fifty percent (150%) of the Rent applicable during the last rental period of the Lease Term, and (ii) during any Holdover Period in excess of sixty (60) days, two hundred percent (200%) of the Rent applicable during the last rental period of the Lease Term. In the event that the Premises shall not be subject to any Holdover Lease during the Holdover Period, then the Rent during such Holdover Period shall be payable at a monthly rate equal to (i) during the first sixty (60) days of such Holdover Period, one hundred twenty percent (120%) of the Rent applicable during the last rental period of the Lease Term, and (ii) during any Holdover Period in excess of sixty (60) days, one hundred forty percent (140%) of the Rent applicable during the last rental period of the Lease Term. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this
Article 16 shall be construed as consent by Landlord to any holding over by
----------
Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article
                                                                       -------
16 shall not be deemed to limit or constitute a waiver of any other rights or
--
remedies of Landlord provided herein or at law. Tenant acknowledges that if Tenant holds over without Landlord's consent, such holding over may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises within sixty (60) days following the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits, resulting from such failure to surrender.

                                  ARTICLE 17
                                  ----------

                             ESTOPPEL CERTIFICATES
                             ---------------------

     Within five (5) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate if such estoppel certificate is required as a result of a proposed transfer of an interest in, or refinancing of, all or a portion of the Building or Real Property, which estoppel certificate shall be substantially in the form of Exhibit E, attached
                                                           ---------
hereto. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year, if such financial information is required as a result of a proposed transfer of an interest in, or refinancing of, all or a portion of the Building or Real Property. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments upon five (5) additional business days written notice from Landlord shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same periods of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted to Tenant by Landlord, rather than being granted by Tenant to Landlord or to a lender.

                                  ARTICLE 18
                                  ----------

                                 SUBORDINATION
                                 --------------

     Subject to the delivery of the non-disturbance agreements described in this
Article 18 as a condition precedent to any such subordination, this Lease shall
----------
be subject and subordinate to all present and future ground or underlying leases of the Building and/or the Real Property and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building and/or the Real Property or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. In consideration of, and as a condition precedent to, Tenant's agreement to permit its interest pursuant to this Lease to be subordinated to any particular future ground or underlying lease of the Building or the Real Property or to the lien of any first mortgage or trust deed, hereafter enforced against the Building or the Real Property and to any renewals, extensions, modifications, consolidations and replacements thereof, Landlord shall deliver to Tenant a commercially reasonable non-disturbance agreement executed by the landlord under such ground lease or underlying lease or the holder of such mortgage or trust deed. Landlord's delivery to Tenant of commercially reasonable non-disturbance agreement(s) in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord who later come into existence at any time prior to the expiration of the Lease Term shall be in consideration of, and a condition precedent to, Tenant's agreement to be bound by the terms of this Article 18. Such commercially
                                           ----------
reasonable non-disturbance agreements shall include the obligation of any such successor ground lessor, mortgage holder or lien holder to recognize Tenant's rights specifically set forth in this Lease to offset certain amounts against Rent due hereunder, or to otherwise receive certain credits against Rent as set forth herein. Tenant shall be entitled, at Tenant's sole cost and expense, to record any such non-disturbance agreement in the Official Records promptly after full execution and delivery of such agreement. Subject to the non-disturbance agreements described above, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases in accordance with the provisions of this
Article 18.
----------

                                  ARTICLE 19
                                  ----------

                              DEFAULTS; REMEDIES
                              ------------------

     19.1    Defaults. The occurrence of any of the following shall constitute
             --------
an "Event of Default" of this Lease by Tenant (or sometimes in this Lease may be referred to as a "default" of this Lease by Tenant:

             19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) business days of notice that the same has not been paid when due, which notice shall be in addition to, and not in lieu of, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

             19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for fifteen (15) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in addition to, and not in lieu of, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such failure is such that the same cannot reasonably be cured within a fifteen (15) day period, Tenant shall not be deemed to have committed an Event of Default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said failure, as soon as possible.

     19.2    Remedies Upon Default.  Upon the occurrence of a default by Tenant,
             ---------------------
Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

             19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, subject to due process of law and without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                     (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                     (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                     (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                     (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                     (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent" as used in this Section 19.2 shall be deemed to be and to
                                     ------------
mean all sums of every, nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs
19.2. l(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 4 of this Lease, but in no
                                              ---------
case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2. l(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

             19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     19.3    Subleases of Tenant. In the event Landlord elects to terminate this
             -------------------
Lease on account of any default by Tenant, as set forth in this Article 19,
                                                                ----------
Landlord shall have the right to terminate any and all subleases which are not recognized by Landlord pursuant to a Recognition Agreement (the "Non-Recognized Subleases"), licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such Non-Recognized Subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such Non-Recognized Subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder (collectively, the "Sublease Consideration"); provided that Landlord shall apply the Sublease Consideration received by Landlord to the Rent due hereunder.

     19.4    Landlord Default.
             ----------------

             19.4.1  General.  Notwithstanding anything to the contrary set
                     -------
forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) Landlord is obligated to make a payment of money to Tenant, and Landlord fails to pay such unpaid amounts within eight (8) business days of written notice from Tenant that the same was not paid when due, or (ii) such failure is other than the obligation to pay money, and Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

             19.4.2  Abatement of Rent.  In the event that Tenant is prevented
                     -----------------
from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform after the commencement of the Pre-Occupancy Period and required by the Lease, which substantially interferes with the conduct of Tenant's business in the Premises, (ii) any failure to provide services, utilities or access to the Premises, or (iii) the presence of hazardous materials in, on or around the Building, as long as the presence of such hazardous materials was not caused by Tenant or Tenant's employees, agents, subtenants, representatives, contractors, invitees or licensees and the presence of such hazardous materials violates applicable law (either such set of circumstances as set forth in items (i), (ii) or (iii), above, to be known as an "Abatement Event"), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for three (3) consecutive business days after Landlord's receipt of any such notice (the "Eligibility Period"), then the Base Rent and Tenant's Share of Direct Expenses and Tenant's obligation to pay for parking (collectively the "Abated Rent") shall be abated or reduced, as the case may be, retroactive to the date of Tenant's notice of such Abatement Event and continuing for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Abated Rent for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Abated Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. If Tenant's right to the Abated Rent or Tenant's right to abatement of Rent under Articles 11 and 13 of this Lease occurs during a free or reduced rent
           ------------------
period which arises after the Lease Commencement Date, Tenant's free or reduced rent period shall be extended for the number of days that period in which the Abated Rent overlaps the free or reduced rent period (the "Overlap Period"). Landlord shall have the right to extend the Lease Expiration Date for a period of time equal to the Overlap Period if Landlord sends Tenant a notice of such election within one (1) month following the expiration of the extended free or reduced rent period. Notwithstanding anything to the contrary set forth in this Lease, and in particular the provisions of this Section 19.4.2, the terms of
                                                --------------
this Lease shall not constitute a waiver by Tenant of any rights it may have under this Lease, or at law or in equity to pursue a termination of this Lease due to the continuing existence of an Abatement Event and shall be in addition to and supplement Tenant's right to make repairs as set forth in Section 7.2 of
                                                                 -----------
this Lease; provided, however, if Landlord has not cured an Abatement Event within two hundred eighty (280) days after receipt of notice from Tenant, Tenant shall have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such 280-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of notice to Landlord (the "Abatement Event Termination Notice") during such five (5) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the "Abatement Event Termination Date"), which Abatement Event Termination Date shall not be less than ten (10) business days, and not more than six (6) months, following the delivery of the Abatement Event Termination Notice. If Tenant's right to abatement of Rent occurs because of an eminent domain taking and/or because of damage or destruction to the Premises, the Parking Garage, and/or the Building, under Article 11 or 13 of this Lease, the period in which Tenant is entitled to
      ----------------
the abatement of Rent shall continue until Tenant has been given sufficient time, and sufficient access to the Premises, to install its property, furniture, fixtures and equipment to the extent the same shall have been removed as a result of such damage or destruction and to move in over a weekend. Except as specifically provided above in this Section 19.4.2, in the event of a casualty
                                    --------------
or eminent domain taking under the terms of Articles 11 or 13 of this Lease, the
                                            -----------------
terms of Articles 11 and 13 of this Lease shall apply, and in no event shall the
         ------------------
Eligibility Period apply; provided, however, notwithstanding the foregoing terms of this Section 19.4, the terms applicable to the Overlap Period shall
        ------------
nevertheless apply to Articles 11 and 13 of this Lease.

     19.5    Efforts to Relet.  For the purposes of this Article 19, Tenant's
             ----------------                            ----------
right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

     19.6    Landlord Bankruptcy Proceeding.  In the event that the obligations
             ------------------------------
of Landlord under this Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving

Landlord as the debtor, or following the rejection of this Lease in accordance with Section 365 of the United State Bankruptcy Code, then notwithstanding any provision of this Lease to the contrary, Tenant shall have the right to set off against the Rent next due and owing under this Lease (a) any and all damages caused by such non-performance of Landlord's obligations under this Lease by Landlord, debtor-in-possession, or the bankruptcy trustee, and (b) any and all damages caused by the non-performance of Landlord's obligations under this Lease following any rejection of this Lease in accordance with Section 365 of the United States Bankruptcy Code.

                                  ARTICLE 20
                                  ----------

                                ATTORNEYS' FEES
                                ---------------

     If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for declaratory relief or enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

                                  ARTICLE 21
                                  ----------

                          LETTER OF CREDIT; GUARANTY
                          --------------------------

     21.1    Letter of Credit.  In lieu of depositing with Landlord a security
             ----------------
deposit, Tenant shall deliver to Landlord concurrent with Tenant's execution of this Lease, and cause to be in effect during the Lease Term (except as provided below in this Article 21) an unconditional, irrevocable letter of credit (the
              ----------
"L-C") issued by a "L-C Bank," as that term is defined below, selected by Tenant, in the amount of Five Million Five Thousand One Hundred Twenty-Five and No/100 Dollars ($5,005,125.00) (the "L-C Amount"). The L-C shall be issued by a money-center bank (a bank which accepts deposits, maintains accounts, has a local Los Angeles office which will negotiate a letter of credit, and whose deposits are insured by the FDIC (the "L-C Bank")) reasonably acceptable to Landlord, and which L-C shall be in a form and content as set forth in Exhibit
                                                                       -------
G, attached hereto. Tenant shall pay all expenses, points and/or fees incurred
-
by Tenant in obtaining the L-C. The L-C shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. Landlord agrees that Tenant may, from time to time, replace any existing L-C with a new replacement L-C as long as the new L-C is issued by a bank which meets the criteria of the L-C Bank (or the L-C is issued by the bank that issued the L-C that is being replaced, which bank still meets the criteria of the L-C
Bank) and that such L-C is in the correct L-C Amount and that such L-C otherwise is in compliance with the requirements of this Article 21. The L-C shall not be
                                               ----------
mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant is in default, beyond the giving of notice and the expiration of the applicable cure period, with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent, or if Tenant fails to renew or replace the L-C at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon that portion of the L-C necessary for the payment of any Rent or any other sum owed as a result of an Event of Default by Tenant, or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of an Event of Default by Tenant, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of an Event of Default by Tenant; provided, however, that Landlord may draw upon all of the L-C in the event that Tenant fails to renew or replace the L-C at least thirty (30) days before its expiration. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the L-C, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled; provided, however, to the extent that the L-C is in effect and is issued by the L-C Bank in the L-C Amount, then prior to proceeding against the Guarantor, pursuant to the terms of Section 21.2 below and the Guaranty, Landlord shall
                         ------------
first be required to present the L-C for payment to the L-C Bank in either a reasonable manner or as required by the terms of the L-C; provided further that if Landlord fails to receive, within ninety (90) days, the entire portion of the L-C which Landlord attempted to draw upon pursuant to the terms of this Section
                                                                        -------
21.1, then Landlord may also proceed against the Guarantor, pursuant to the
----
terms of Section 21.2 below and the Guaranty, for the amount Landlord failed to
         ------------
receive after attempting to proceed against the L-C. Any amount of the L-C which is drawn upon by Landlord, but is not used or applied by Landlord, shall be held by Landlord and deemed a security deposit (the "L-C Security Deposit"). If any portion of the L-C is drawn upon, Tenant shall, within five (5) business days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to cause the sum of the L-C Security Deposit and the amount of the remaining L-C to be equivalent to the amount of the L-C then required under this Lease or (ii) reinstate the L-C to the amount then required under this Lease and Tenant's failure to do so shall be a default under this Lease. If any portion of the L-C Security Deposit is used or applied, Tenant shall, within five (5) business days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to restore the L-C Security Deposit to the amount then required under this Lease, and Tenant's failure to do so shall be a default under this Lease. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Building and in this Lease and Landlord agrees that in the event of any such transfer or mortgage, Landlord shall transfer or assign the L-C Security Deposit and/or the L-C to the transferee or mortgagee and the L-C Security Deposit and/or the L-C shall be deemed to be received by such transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the L-C Security Deposit and/or the L-C. If an Event of Default by Tenant is not then in existence under this Lease, the L-C Amount shall, on the anniversary of the mutual execution and delivery of this Lease, commencing with the third (3rd) such anniversary and ending with the seventh (7th) such anniversary, be reduced on a straight-line basis, in five (5) equal annual installments. Notwithstanding anything to the contrary set forth in this Section 21.1, the L-C Amount shall
                                           ------------
not decrease as set forth above, if, as of the date of any scheduled decrease, an Event of Default by Tenant is then in existence under this Lease, provided that upon the cure of such Event of Default, at that time, the L-C Amount shall be appropriately reduced as if such Event of Default by Tenant had not occurred.

     21.2    Guaranty.  This Lease is subject and conditioned upon Tenant
             --------
delivering to Landlord, concurrently with Tenant's execution and delivery of this Lease, a guaranty of this Lease in the form attached hereto as Exhibit H,
                                                                    ---------
which guaranty shall be fully executed by and binding upon Haim Saban, as guarantor (the "Guaranty"). The aggregate liability of Haim Saban under the Guaranty shall be limited to Nine Hundred Eighty-Eight Thousand Seven Hundred Forty-Two and 80/100 Dollars ($988,742.80) (the "Maximum Liability Amount"), subject to reductions as set forth in Paragraph 23 of the Guaranty. Tenant hereby expressly waives any
             ------------
and all of the benefits under the second sentence of California Civil Code
Section 2822(a) with respect to the Guaranty, and agrees that Landlord (not Tenant) may designate the portion of Tenant's lease obligations that is satisfied by a partial payment by Tenant. Tenant may replace the Guaranty with a letter of credit that meets the requirements of the L-C under this Lease except that the L-C Amount of such L-C shall be the Maximum Liability Amount and the reduction of the L-C Amount under such L-C shall take place in the same manner as the reduction of the Maximum Liability Amount in accordance with Paragraph 23 of the Guaranty. Thereafter, such L-C shall be governed by the applicable terms of Section 21.1, above, and this Lease as though such L-C was
                    -------------------
the L-C delivered pursuant to the terms of Section 21.1, above.
                                        ---------------

                                  ARTICLE 22
                                  ----------

                              REASONABLE CONSENT
                              ------------------

     Except for matters for which there is a standard of consent or approval specifically set forth in this Lease (other than a reasonableness standard) which express standard shall control, and except for matters which could (i) adversely affect the Building Systems, (ii) adversely affect the Building Structure, or (iii) affect the exterior appearance of the Building, in which case Landlord shall have the right to act in its sole and absolute discretion (but at all times in good faith) as to the matters described in items (i), and
(ii) and (iii) above, any time the consent or approval of Landlord or Tenant is required under this Lease, such consent or approval shall not be unreasonably withheld, conditioned or delayed. Subject to the foregoing, and except for matters pertaining to the exercise by either party of any remedies in the event of a default by the other party, in the event this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make an allocation or other determination, Landlord and Tenant shall act reasonably and in good faith.

                                  ARTICLE 23
                                  ----------

                                     SIGNS
                                     -----

     23.1    Full Floor Tenants.  As a full floor tenant, irrespective of any
             ------------------
subtenants, Tenant shall have the right to install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the ground level of the exterior of the Building.

     23.2    Multi-Tenant Floor Tenants.  If Tenant occupies less than the
             --------------------------
entire floor on which the Premises is located, Tenant's identifying signage shall be provided by Landlord and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program. Any additions, deletions or modifications to such Building standard signage shall be at Tenant's sole expense and subject to the prior written approval of Landlord, in its sole discretion.

     23.3    Prohibited Signage and Other Items.  Any signs, notices, logos,
             ----------------------------------
pictures, names or advertisements which are installed in violation of the terms of this Lease, may be removed by Landlord following five (5) days notice by Landlord at the sole expense of Tenant. Except as provided below, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds, or other items visible from the exterior of the Premises or Building are subject to the prior written approval of Landlord, in its sole discretion; provided that Tenant may install signs, window coverings, blinds or other items behind the Landlord approved window coverings for the Building which are not visible from the ground level of the exterior of the Premises or Building.

     23.4    Tenant's Building; Signage.
             --------------------------

             23.4.1  Tenant's Signage Right.  Commencing on a date which is
                     ----------------------
early enough, in Tenant's reasonable judgment, to allow "Tenants Signage," as that term is defined below, to be installed in and fully operational on the first day of the Pre-Occupancy Period, Tenant shall have an ongoing right to install (and when appropriate, reinstall) the name of either "Saban Center," "Saban Plaza," (and, at Tenant's sole discretion, Tenant's current logo), or another name identifying the Tenant and approved by Landlord, which approval shall not be unreasonably withheld ("Tenant's Signage Name"), on the locations set forth in items (i) through (x), below and in accordance with the specifications set forth in Exhibit I, attached hereto (individually or
                            ---------
collectively, "Tenant's Signage"); provided that Tenant's Signage Name appearing on, and the colors of, the "Penthouse Signage," as that term is defined in item (i) below, shall be the same as on the "West Facing Parking Garage Signage," as that term is defined in item (viii) below if and when such West Facing Parking Garage Signage is installed. Notwithstanding the foregoing, in connection with any advertisements or marketing materials for the Building, Landlord may, at Landlord's sole discretion, continue to refer to the Building as "10960 Wilshire".

             (i) Two (2) signs allowing for Tenant to increase the size of the letters up to ten feet in height at Tenant's sole option and discretion and which signs may be illuminated, which option to illuminate is at Tenant's sole option, but the method of such illumination, to the extent not specified on
Exhibit I-1, attached hereto, shall be subject to Landlord's reasonable discretion as set forth in Section 23.4.2, below, identifying Tenant's Signage
                           --------------
Name and the Tenant's corresponding company logo located on the roof-top penthouse location at the top of the Building (one sign to be located on the north and another identical sign to be located on the south facing facades of the Building) (the "Penthouse Signage") as such north facing sign is set forth in Exhibit I-1 (Tenant may install a temporary mock-up of the-Penthouse Signage
   -----------
on the applicable area of the Building prior to the installation of the permanent Penthouse Signage for a reasonable period of time).

             (ii) Tenant's Signage Name, in stainless steel finish, on the awnings attached to the Building which face Wilshire Boulevard (replacing the existing "10960 Wilshire" sign) and identical signage on the southern courtyard of the Real Property (replacing the existing "10960 Wilshire" sign) as such Wilshire Boulevard sign is set forth in Exhibit I-2, attached hereto (the
                                        -----------
"Awning Signage").

             (iii) Tenant's Signage Name attached to the Building above the entrance to the Parking Garage at Midvale Avenue, as set forth in Exhibit I-3,
                                                                  -----------
attached hereto (the "Midvale Parking Garage Signage").

             (iv) Tenant's Signage Name on a free standing sign adjacent to the entrance to the Parking Garage at Wilshire Boulevard, as set forth in
Exhibit I-4, attached hereto (the "Wilshire Parking Signage").
-----------

             (v) Tenant's Signage Name on the wall adjacent to the main lobby directory board located in the southern portion of the Building, which Tenant's Signage Name shall be listed above the names of other tenants in the Building and shall be fifty percent (50%) bigger than the names of the other tenants in the Building, shall be the same color as the other applicable tenant signage, and shall be as set forth on Exhibit I-5, attached hereto ("Southern
                                      -----------
Lobby Signage").

             (vi) Tenant's Signage Name, in stainless steel finish, on the parking ticket kiosk located at the entrance to the parking at Midvale Avenue, as set forth on Exhibit I-6, attached hereto (the "Midvale Parking Signage").
                -----------

             (vii) Tenant's Signage Name on any jackets or other uniforms worn by the lobby attendants and engineers and any other uniform supplied by, or paid for and or reimbursed by Landlord, respectively, of the Building and on any other items or materials that Landlord controls the production of, are exhibited or viewed by the tenants of the Building (other than advertising and marketing materials), and identify the Building, including but not limited to, parking tickets.

             (viii) Tenant's Signage Name on the southwest corner of the top of the west-facing exterior of the Parking Garage, as set forth in Exhibit I-7,
                                                                -----------
attached hereto (the "West Facing Parking Garage Signage"); provided that Tenant may increase the size of the lettering on the West Facing Parking Garage Signage to up to four and one-half (4 1/2) feet and increase the size of Tenant's company logo to up to five (5) feet, at Tenant's sole option and discretion.

             (ix) Tenant's Signage Name on the wall or hung from the ceiling at the end of the hallway which leads from the Parking Garage to the main ground floor lobby of the Building, adjacent to the entrance of the "Wall Street Deli" as set forth in Exhibit I-8, attached hereto (the "Main Lobby Signage").
                -----------

             (x) Tenant's Signage Name, in stainless steel finish, on the Building lobby directory boards (replacing the "10960 Wilshire" signs) located in the southern portion of the Building as set forth in Exhibit I-5, attached
                                                        -----------
hereto, and an identical sign to be located in the northern portion of the lobby of the Building (replacing the "10960 Wilshire" sign) (the "Building Directory Signage").

             23.4.2  Modifications to Specifications. Any details or
                     -------------------------------
specifications relating to Tenant's Signage which are not set forth on Exhibit
                                                                       -------
I, including but not limited to, the graphics, materials, color, design,
-
lettering, lighting, size, illumination, specifications and exact location of Tenant's Signage (collectively, the "Specifications"), are subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. Any changes to the Specifications are subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. Notwithstanding anything to the contrary set forth in this Article 23 and
Exhibit I, (i) Landlord hereby approves the reduction of the size of any Tenant's Signage, (ii)Landlord hereby approves on the Penthouse Signage and the West Facing Parking Garage Signage self-contained aluminum channel logos and letters, interior white neon illumination, semi-gloss black returns, letters in the color of #6731 gold plex faces, Tenant's logo in the color of #6731 gold plex faces with black graphic stripes, and the installation of Tenant's logo flush at the bottom or centered with Tenant's name so that Tenant's name is equally above and below Tenant's letters, and (iii) except as to the Penthouse Signage, the West Facing Parking Garage Signage, the Midvale Parking Garage Signage, and the Midvale Parking Signage (collectively, the "Excluded Signage") Tenant, at its sole discretion, shall establish a height ratio between the height of Tenant's logo on Tenant's Signage versus the height of Tenant's name on Tenant Signage which ratio shall not exceed 1.5 to 1.0, respectively (the "Ratio"), and the Ratio shall be the same on all Tenant's Signage except the Excluded Signage which signage logo and name shall be of dimensions set forth on Exhibits I-1, I-7, I-3, and I-6, respectively. The Ratio shall not apply in those areas where Tenant elects not to place a logo on Tenant's Signage.

             23.4.3     Permits.  Tenant's Signage shall be subject to Tenant's
                        -------
receipt of all required governmental permits and approvals and shall be subject to all applicable governmental laws and ordinances; provided that Landlord shall use its commercially reasonable effort to cooperate with Tenant, at Tenant's sole cost and expense, in order to try to obtain such consents and approvals. Landlord shall use commercially reasonable efforts to assist Tenant in obtaining all necessary governmental permits and approvals for Tenant's Signage. Tenant hereby acknowledges that, notwithstanding Landlord's approval of Tenant's Signage, Landlord has made no representation or warranty to Tenant with respect to the probability of obtaining all necessary governmental approvals and permits for Tenant's Signage. In the event Tenant does not receive the necessary governmental approvals and permits for Tenant's Signage, Tenant's and Landlord's rights and obligations under the remaining provisions of this Lease shall be unaffected.

             23.4.4 Transferability and Name Change. Tenant's rights to Tenant's Signage may not be transferred by the Original Tenant or changed once such signage is initially installed by the Original Tenant; provided that Tenant may assign all, but not less than all, of Tenant's rights to Tenant's Signage, to an Affiliate, an assignee of the Lease or a sublessee of Tenant's interest in the Lease who shall sublease the greater of (A) one (1) full floor of the Premises or (B) 23,000 rentable square feet of the Premises, which assignment or sublease comply with the terms of Article 14 hereof, if Landlord determines in
                                  ----------
its reasonable discretion that (i)the transfer of Tenant's rights to Tenant's Signage in connection with such assignment or sublease or to such Affiliate would not violate the terms of any existing leases for space in the Building (which exist as of July 1, 1995); provided that, notwithstanding the foregoing terms of this item (i), Tenant may transfer Tenant's Signage to any entity whose primary business is the entertainment business as long as such Transfer does not violate the terms of the lease for space in the Building by "Philips," as that term is defined in Section 23.4.7.2, below (in which case, if such violation of
                   ------------------------------------------------------------
the Philips lease would occur, notwithstanding anything to the contrary set
---------------------------------------------------------------------------
forth in this Article 23, Tenant, at its sole option, may still Transfer all of
------------------------
Tenant's Signage except the Penthouse Signage), (ii) such assignee, sublessee or Affiliate has a business reputation which is comparable to, or better than, the business reputation of the Original Tenant, and (iii) the name which will appear on the Tenant's Signage is the name of such assignee, sublessee or Affiliate, which assignee, sublessee or Affiliate is not an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Real Property, or which would not be acceptable to a landlord of a Comparable Building. Notwithstanding the foregoing, in the event that the Original Tenant changes its logo or legally changes its name (the "New Tenant Identity"), then Tenant may change Tenant's Signage to reflect such New Tenant Identity; provided that any New Tenant Identity on the Penthouse Signage shall be subject to the terms of items (i) and (iii) of this Section 23.4.4.
                                                             --------------

             23.4.5 Non-Termination and Termination During Option Term. Tenant's failure to exercise any of its rights to Tenant's Signage shall not result in the termination of such rights and such rights shall continue to be exclusive to Tenant; provided that if the Option Space Tenant elects to lease during the Option Term is less than the greater of (i) two (2) full floors of the Premises or (ii) 46,000 rentable square feet, then Tenant's Signage rights under this Section 23 shall terminate upon the commencement of the applicable Option Term.

             23.4.6 Cost and Maintenance. The costs of the actual signs of Tenant's Signage and the installation, design, construction, and any and all other costs associated with Tenant's Signage, including, without limitation, utility charges and hook-up fees, permits, and maintenance and repairs, shall be the sole responsibility of Tenant; provided that subject to the terms of the Tenant Work Letter, Tenant may apply a portion of the "Tenant Improvement Allowance," as that term is defined in Section 2.1 of the Tenant Work Letter, to
                                       -----------
such costs. Should Tenant's Signage require repairs and/or maintenance, as determined in Landlord's reasonable judgment, Landlord shall have the right to provide written notice thereof to Tenant and Tenant shall cause such repairs and/or maintenance to be performed and completed within thirty (30) days after receipt of such notice from Landlord, at Tenant's sole cost and expense; provided, however, if such repairs and/or maintenance are reasonably expected to require longer than thirty (30) days to complete, Tenant shall commence such repairs and/or maintenance within such thirty (30) day period and shall diligently prosecute such repairs and maintenance to completion. Should Tenant fail to complete such repairs and/or maintenance within the periods described in the immediately preceding sentence, then Landlord shall have the right to notify Tenant thereof, and if Tenant continues to fall to complete such repairs within five (5) days following Landlord's notification to Tenant of such failure, Landlord shall have the right to cause such work to be performed and to charge Tenant as Additional Rent for the costs of such work plus interest at the Interest Rate from the date of Landlord's payment of such costs to the date of Tenant's reimbursement to Landlord. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, cause Tenant's Signage, other than items (v) and (vi) of Section 23.4.1, above, to be removed
                                          --------------
and shall cause the areas in which such Tenant's Signage was located to be restored to the condition existing immediately prior to the placement of such Tenant's Signage; provided that Tenant shall not be obligated to reinstall signs that were removed in order to allow Tenant's Signage to be installed in place thereof. If Tenant fails to remove such Tenant's Signage or to restore the areas in which such Tenant's Signage was located, as provided in the immediately preceding sentence, within ninety (90) days following the expiration or earlier termination of this Lease, then Landlord may perform such work, and all costs and expenses incurred by Landlord in so performing, plus interest at the Interest Rate from the date of Landlord's payment of such costs to the date of Tenant's reimbursement to Landlord, shall be reimbursed by Tenant to Landlord within ten (10) days after Tenant's receipt of an invoice therefor. The terms of this Section 23.4.6 shall survive the expiration or earlier termination of this
     --------------
Lease.

             23.4.7     Restrictions on Granting Building Signage.  Except as
                        -----------------------------------------
set forth in Section 23.4.7.1 below, Landlord shall not grant any signage rights
             ----------------
to tenants of the Real Property, or to anyone else, anywhere on the Building, Parking Garage, or Real Property other than (i) signage related to the standard operation of the Building, including, but not limited to, signage on Building directory boards, (ii) signage located below Tenant's Signage Name on the Southern Lobby Signage, which signage shall be subject to the terms of Sections
                                                                       --------
23.4.1(v) and 23.4.7.1(ix) of this Lease, or (iii) signage described in Section
--------------------------
23.4.7.1 below.

             23.4.7.1   Signage Rights of Other Tenants of the Real Property.
                        ----------------------------------------------------
Landlord may, at its option, grant and Landlord has already granted some or all of the following signage rights set forth in items (i) through (ix) below (the "Other Tenants' Signs") and Landlord may, at its option, replace the Other Tenants' Signs described in items (ii), (iii), (vii) and (ix) with new signs for other tenants:

                   (i) The right of "Philips" to the "Philips Spandrel Sign," as those terms are defined in Section 23.4.7.2, below;

                   (ii) The rights of Philips and BBDO Worldwide Inc., and its successors, assigns and transferees ("BBDO") to the existing signs, and the rights of future or current tenants of the Building to place signs, on the monument located at the main entrance of the Building on Wilshire Boulevard (the "Philips Monument"); provided that Landlord shall not enlarge the Philips Monument, illuminate the signage on such Philips Monument, increase the size of the name strips on such Philips Monument, nor consent to any of the foregoing modifications of such Philips Monument;

                   (iii) The right of Bank of America, N.T.& S.A., its successors, assigns and transferees to the existing sign located outside its premises; provided that such signage may be illuminated and shall not be larger than the size of such existing sign as of the date hereof;

                   (iv) The right of Philips to install a sign on the east facing facade or spandrel of the Building located just above the window line of the twenty-fourth (24th) floor of the Building;

                   (v) The right of Rochlin Baran & Balbona, its successors, assigns and transferees ("Rochlin") to install a sign on both sides of a monument (not to exceed four feet by four feet) located between the Parking Garage and the Building;

                   (vi) The right of Smith Barney, its successors, assigns and transferees to install a non-illuminated sign on a free standing monument (not to exceed four feet by four feet) located on Midvale Avenue (the "Smith Sign");

                   (vii) All existing rights and rights created by Landlord in the future of Building ground floor or Parking Garage tenants to signage on their storefronts, or exterior doors, or eyebrow signage above the first
   (1st) floor and below the second (2nd) floor of the Building or Parking Garage; and

                   (viii) The right of Philips, if Landlord constructs a monument sign for Tenant at Tenant's request in the exterior plaza behind the Building (the "Exterior Plaza"), to be granted substantially similar signage rights in the Exterior Plaza

                   (ix) The rights of up to six (6) full floor tenants, in addition to Tenant, and their respective successors, assigns and transferees to have their names on the Southern Lobby Signage, subject to the terms of
   Section 23.4.1(v) above.
   -----------------



             23.4.7.2   Additional Restrictions on Signage Rights.
                        -----------------------------------------

                   (i)    Spandrel Signage Rights.  Philips Interactive Media of
                          -----------------------
   America, Inc., a Delaware corporation, its successors, assigns and transferees (collectively, "Philips"), has a sign identifying Philips on the west facing facade or spandrel, and has the right to have a sign identifying Philips on the east facing facade or spandrel of the Building located just above the window line of the twenty-fourth (24th) floor of the Building (the "Philips Spandrel Sign"). In the event that the Philips Spandrel Sign is removed, other than in connection with the repair, maintenance or the replacement thereof with another sign identifying Philips, which replacement sign shall not be larger than the existing sign, Landlord shall not grant any signage rights for signage located anywhere on the Spandrel facade of the Building. In the event that the rights to the Philips Spandrel Sign are terminated and Philips no longer occupies space in the Building, then within a reasonable time thereafter, the Philips Spandrel Sign shall be removed.

                   (ii)   Signage to a Competitor of the Original Tenant or
                          -------------------------------------------------
   Other Entities. Landlord agrees that it will not directly grant signage
   --------------
   rights to tenants of the Building which lease space after the date hereof,
   (A) which tenants are of a character which is materially inconsistent with fundamental concepts of basic human decency such as to the "Nazi Party," "Skin Heads," and the like or (B) to tenants which produce or provoke an image which would be offensive to parents of young children by predominantly promoting sexual themes (such as Playboy, Penthouse and the like) or violence directed against women and children. Except in connection with the terms of leases for tenants in the Building which leases exist as of the date hereof, Landlord shall not grant any signage rights to a "Competitor," as that term is defined below, for signage, other than signage on the Building directory boards, located anywhere in the Real Property. The term "Competitor" as used herein, shall mean a company whose primary business is in direct competition with Tenant's primary business, which primary business is an entertainment company specializing in the creation, production, acquisition and distribution of television programming, music and feature films and shall initially refer only to the entities identified in the following list ("Competitor List"):

                1.     ABC Entertainment
                2.     All American Entertainment
                3.     Bohbot Entertainment
                4.     Cartoon Network
                5.     Claster
                6.     Condcord/New Horizons
                7.     DIC Entertainment
                8.     Family Channel

                9.     Film Roman
                10.    Fox
                11.    Hanna Barbera
                12.    Kushner Locke
                13.    Marvel
                14.    MTV/Nickelodeon
                15.    Nelvana
                16.    New World Entertainment
                17.    Paramount Pictures (United Paramount Network)
                18.    Playboy
                19.    Ruby Spears Animation
                20.    Sony Entertainment
                21.    Spelling Entertainment
                22.    Turner Network Television
                23.    USA Network
                24.    Wait Disney
                25.    Warner Bros.

     Upon the second and each subsequent anniversary of the Lease Commencement Date, Tenant may modify the Competitor List by delivering notice to Landlord; provided that any entity added to such list shall, as of the date proposed for addition by Tenant, be a Competitor of the Original Tenant. Notwithstanding the foregoing, in no event shall the Competitor List contain more than twenty-five (25) entities.

     23.5    Building Directory.  Landlord shall initially provide Tenant with
             ------------------
name strips to be displayed under Tenant's entry in the main Building directory board located on the ground floor lobby of the Building at the rate of one (1) strip per each 1,000 rentable square feet of the Premises. Any modifications to the initial name strips, or any additional name strips requested by Tenant, shall be at Tenant's sole cost and expense.


                                  ARTICLE 24
                                  ----------
                              COMPLIANCE WITH LAW
                              -------------------

     Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures to the extent that such governmental measures relate to Tenant's particular use of the Premises or to the Tenant Improvements located in the Premises, or any Alterations thereof. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations, to the extent such standards or regulations relate to Tenant's particular use of the Premises or to the Tenant Improvements located in the Premises or any Alterations thereof, provided that Landlord shall comply with any standards or regulations which relate to the portion of the Base Building, unless such compliance obligations are triggered by the Tenant Improvements or Tenant's Alterations in the Premises, in which event such compliance obligations shall be at Tenant's sole cost and expense, provided that Tenant shall not be required to make any repair to, modification of, or addition to the Base Building except and to the extent required because of Tenant's use of the Premises for other than normal and customary business office operations. Subject to the foregoing terms of this Article 24, Landlord
                                                          ----------
shall, at its sole cost and expense, comply with laws in connection with hazardous materials or handicapped access to the extent that failure to comply with such laws (i) would, with respect to laws in connection with hazardous materials, impose an unreasonable health hazard to the occupants of the Premises, or (ii) would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises.

                                  ARTICLE 25
                                  ----------
                                 LATE CHARGES
                                 ------------

     If any installment of Rent shall not be received by Landlord or Landlord's designee within ten (10) days after written notice of Tenant's failure to pay such amount, or any amount to be paid by Landlord is not paid when due and Landlord fails to cure such nonpayment within ten (10) days after written notice from Tenant of such nonpayment, then the defaulting party shall pay to the other party a late charge equal to three percent (3%) of the overdue amount. Any late charge payable by Tenant shall be deemed Additional Rent. Either party's right to require the payment of a late charge shall be in addition to all of such party's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting such party's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing by either party hereunder which are not paid within ten (10) days after the date they are due shall thereafter bear interest until paid at a rate per annum equal to the Interest Rate.

     LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
     ----------------------------------------------------

     26.2    Landlord's Cure.  All covenants and agreements to be kept or
             ---------------
performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any of its obligations under this Lease, and such failure shall continue in excess of the time allowed under Sections 19.1.1 or 19.1.2, above, as the case may be,
                          -------------------------
then upon three (3) additional business days notice from Landlord, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor, sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section
                                                                         -------
26.1. Tenant's obligations under this Section 26.2 shall survive the expiration
----                                  ------------
or sooner termination of the Lease Term.

                                  ARTICLE 27
                                  ----------

                               ENTRY BY LANDLORD
                               -----------------

     Landlord reserves the right at all reasonable times and upon reasonable notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, current or prospective mortgagees, ground or underlying lessors or insurers or, during the last twelve (12) months of the Lease Term or the Option Term, as applicable, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building or the Building systems and equipment, to the extent otherwise permitted or required under this Lease. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any
                           ----------
time to (A) perform services required of Landlord, other than janitorial services, which janitorial services shall be performed during non-Business Hours; and (B) subject to the notice requirements set forth in Section 19.1.2 of
                                                               --------------
this Lease and subject to the provisions of Section 26.1 of this Lease, perform
                                            ------------
any covenants of Tenant which Tenant fails to perform. Any such entries shall be without the abatement of Rent except as otherwise expressly provided in

Section 19.4.2 of this Lease, and shall include the right to take such steps as
--------------
required to accomplish the stated purposes; provided, however, except to the extent necessitated by (a) emergencies, (b) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree, or (c) repairs which are the obligation of Tenant hereunder, any such entry shall be performed in a manner so to minimize any interference with the conduct of Tenant's business in the Premises and taking all commercially reasonable precaution, under the circumstances, to avoid damaging Tenant's property and complying with Tenant's reasonable security restrictions. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                  ARTICLE 28
                                  ----------

                                TENANT PARKING
                                --------------

     28.1    Parking Pass Ratio.  Tenant shall have the right, but not the
             ------------------
obligation, to rent from Landlord parking passes on a monthly basis throughout the Lease Term up to the amount determined pursuant to the Parking Pass Ratio set forth in Section 11 of the Summary; provided that if, as of the commencement of the fourth (4th) Lease Year, Tenant does not use for a period of eighteen
(18) consecutive months thereafter, the maximum amount of parking passes as determined pursuant to the

Parking Pass Ratio, then Landlord shall notify Tenant (the "Ratio Decrease Notice") that Tenant's right to rent any such unused parking pass or space (each, the "Unused Parking Space") shall be suspended, subject to the terms below in this Section 28.1, as of the date Landlord gives Tenant the Ratio
              ------------
Decrease Notice, and, accordingly, during the period that Tenant's right to rent such Unused Parking Space is suspended, the Parking Pass Ratio set forth in
Section 11 of the Summary shall be amended to reflect such decrease in the
----------
number of parking passes or spaces Tenant may rent; and provided further that if, thereafter, Tenant gives Landlord written notice of Tenant's desire to again rent such Unused Parking Space, Landlord shall notify Tenant when any Unused Parking Space or a comparable type of parking pass will become available and Landlord shall continue to so notify Tenant until such time that Tenant rents the Unused Parking Space or a comparable type of parking pass. Upon the date that such Unused Parking Space or a comparable type of parking pass becomes available, Landlord and Tenant shall amend the Parking Pass Ratio to reflect such increase in the number of parking passes or spaces that Tenant rents. Upon Landlord giving to Tenant the Ratio Decrease Notice, Tenant shall return to Landlord the parking card for the Unused Parking Space which permits access to the Parking Garage.

     28.2    Parking Rate. For the first Lease Year the parking rate Landlord
             ------------
charges on a monthly basis for the use of (i) a reserved parking space ("Reserved Space") shall be equal to One Hundred Seventy Five and No/100 Dollars ($175.00), (ii)an unreserved parking pass ("Unreserved Pass") shall be equal to One Hundred Ten and No/100 Dollars ($110.00) and (iii) a Roof-Top Space shall be equal to Fifty Dollars ($50.00). The parking rates set forth in items (i), (ii), and (iii) include the respective "Parking Taxes," as that term is defined below in this Section 28.2, for each Reserved Space, Unreserved Space and Roof-Top Space rented by Tenant. Commencing with the first day of the second Lease Year and then on the first day of each Lease Year thereafter during the initial Lease Term, the parking rates set forth in items (i) through (iii) above, may be increased for any such Lease Year to an amount equal to the sum of (A) the lesser of (i) the non-tax portion of the applicable parking rate for the first Lease Year increased by five percent (5%) on a compounded basis for each Lease Year occurring after the first Lease Year, including the then-current Lease Year to which the increase applies, and (ii) the then prevailing parking rate (exclusive of any taxes) then being charged by landlords of the Comparable Buildings for the applicable type of parking space, and (B) any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the Parking Garage by Tenant pursuant to the terms of
Section 4.4 of this Lease (collectively, the "Parking Taxes"); provided, however, the rate for Roof-Top Space shall be forty-five percent (45%) of the parking rate for an Unreserved Pass. During each Option Term, the rates to be charged for the parking passes and spaces provided under this Article 28 shall
                                                              ----------
be determined as part of "Fair Market Rental Value" pursuant to the terms of

Section 2.2.3 of this Lease; provided, however, the rate for Roof-Top Space
-------------
shall be forty-five percent (45%) of the parking rate for an Unreserved Pass.

     28.3    Compliance with Parking Rules and Regulations.  Tenant's continued
             ---------------------------------------------
right to use the parking passes is conditioned upon Tenant not being in Material Default of all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Garage and upon Tenant's cooperation in seeing that Tenant's employees also comply with such rules and regulations.

     28.4    Operation of the Parking Garage.  Landlord specifically reserves
             -------------------------------
the right to change the size, configuration, design and layout of the Parking Garage at any time; provided that (i) except in the event of an emergency or to comply with applicable law, Landlord shall, in no event, relocate the nineteen (19) Reserved Spaces designated as Numbers 504 through 517, and 342, 343, 363, 364 and 365 on Exhibit O-Pages 1 and 2 or the
                                               -----------------------
Reserved Space designated as Number 300 on Exhibit O-Page 3, attached hereto,
                                           ----------------
(ii) Landlord shall have the right to relocate any Reserved Spaces not included in item (i) above only to the extent that the relocated Reserved Space is reasonably acceptable to Tenant, and (iii) in no event shall such change of the Parking Garage reduce the number of the type of parking spaces Tenant may rent from Landlord pursuant to the Parking Pass Ratio. Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, temporarily close-off or restrict access to the Parking Garage only to the extent that such close-off or restriction of access is reasonably necessary and no other commercially reasonable means exist in order to permit or facilitate any such construction, alteration or improvement; provided, however, during such temporary restriction of access to the Parking Garage, Landlord shall provide reasonable alternative parking areas, located within reasonable walking distance from the Building, to accommodate the number of parking passes rented by Tenant which are temporarily restricted from access by Tenant. Landlord may totally or partially delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control delegated by Landlord; provided that in no event shall such delegation release Landlord from its obligations under this Article 28.
           ----------

     28.5    Use of Parking Passes. The parking passes rented by Tenant pursuant
             ---------------------
to this Article 28 are provided to Tenant solely for use by Tenant's own
        ----------
personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant; provided that Tenant may transfer parking passes to a permitted Transferee pursuant to the terms of Article 14 of this Lease. Tenant shall abide by all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Garage, including any sticker or other identification system established by Landlord. Tenant shall reasonably cooperate in seeing that Tenant's employees and visitors also comply with such rules and regulations.

     28.6    Validations.  Tenant may validate visitor parking by such method or
             -----------
methods as the Landlord may reasonably establish; provided that in the event that Tenant purchases from Landlord validations for visitor parking then until Tenant has purchased validations with a face value of Seventy-Four Thousand Nine Hundred Ninety-Nine and No/100 Dollars ($74,999.00), Tenant shall receive a credit against each such purchase of validations equal to ten percent (10%) of the aggregate cost of such validations incurred by Tenant, and once $75,000.00 in face value of validations has been purchased in any calendar year (the "$75,000 Cut-Off"), then Tenant shall receive a credit against each such additional purchase of validations equal to fifty percent (50%) of the cost of validations purchased by Tenant equal to or in excess of the $75,000 Cut-Off. Tenant shall make reasonable, good faith efforts to use all validations purchased during a particular calendar year during such calendar year.

                                  ARTICLE 29
                                  ----------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     29.1 Binding Effect. Subject to all other provisions of this Lease, each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of

Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.
              ----------

     29.2    No Air Rights. No rights to any view or to light or air over any
             -------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease; provided that Landlord shall not construct any improvement on the roof of the Parking Garage which materially obstructs the eye-level view from the twenty-second (22nd) floor or higher of the Building. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Real Property, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.3    Modification of Lease.  Should any current or prospective mortgagee
             ---------------------
or ground lessor for the Building or Real Property require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way adversely change the rights or obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within twenty (20) days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within twenty (20) days following the request therefor, the recordation of which shall be at the sole cost and expense of Landlord, and not included as an Operating Expense.

     29.4    Transfer of Landlord's Interest.  Tenant acknowledges that Landlord
             -------------------------------
has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease (the "Landlord Transfer"), and Tenant agrees that in the event of any Landlord Transfer and a transfer of the Letter of Credit, Landlord shall automatically be released from all liability under this Lease thereafter accruing and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder arising or accruing after the date of the Landlord Transfer upon agreement by such transferee to fully assume and be liable for all obligations of this Lease to be performed by Landlord which first accrue or arise after the date of the conveyance, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that unless and until such mortgage lender succeeds to Landlord's interest and obligations hereunder, Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     29.5    Prohibition Against Recording. Except as provided in Section 29.3
             -----------------------------
of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant. Notwithstanding the foregoing, Landlord and Tenant shall execute a short form of lease in the form attached hereto as Exhibit P, concurrently with the mutual execution and delivery of this Lease,
---------
which short form of lease Tenant may record at its sole cost and expense.

     29.6    Captions.  The captions of Articles and Sections are for
             --------
convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     29.7    Relationship of Parties.  Nothing contained in this Lease shall be
             -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     29.8    Time of Essence.  Time is of the essence of this Lease and each of
             ---------------
its provisions.

     29.9    Partial Invalidity.  If any term, provision or condition contained
             ------------------
in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.10   Landlord Exculpation.  It is expressly understood and agreed that
             --------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to the interest of Landlord in the Building and to the proceeds of any insurance which cost is included in Operating Expenses, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

     29.11   Entire Agreement.  It is understood and acknowledged that there are
             ----------------
no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. The Guaranty executed by Haim Saban, the Subordination, Non-Disturbance and Attornment Agreement executed by Tenant and Swiss Bank Corporation, New York Branch, a branch of a Swiss banking corporation, and this Lease, the exhibits and schedules attached hereto, and the Side Letter Agreement and the Storage Agreement, each executed by Landlord and Tenant in connection with, and referring to, this Lease and dated of even date herewith, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, and collectively shall be considered to be the only agreement between, or in favor of, the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     29.12   Right to Lease.  Landlord reserves the absolute right to effect
             --------------
such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

     29.13   Force Majeure.  Any prevention, delay or stoppage due to strikes,
             -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the "Force Majeure"), except with respect to the obligations imposed with regard to Rent and/or other charges to be paid by Tenant or Landlord pursuant to this Lease, and except as to Tenant's obligations under Article 5 of this Lease notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     29.14   Notices.  All notices, demands, statements, approvals or
             -------
communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, telecopied, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from
         ---------
time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to
                       ---------
such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given three (3) days after the date it is posted if mailed as provided in this Section 29.14, the first business day after
                                     -------------
the date of the telecommunication, or upon the date personal delivery is made or attempted to be made if such day is a business day, as the case may be.

     29.15   Authority.  If Tenant is a corporation or partnership, each
             ---------
individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. Furthermore, if Landlord is a corporation or partnership, each individual executing this Lease on behalf of Landlord hereby represents and warrants that Landlord is a duly formed and existing entity qualified to do business in California and that Landlord has full right and authority to execute and deliver this Lease and that each person signing on behalf of Landlord is authorized to do so.

     29.16   Governing Law.  This Lease shall be construed and enforced in
             -------------
accordance with the laws of the State of California.

     29.17   Brokers.
             -------
             29.17.1 Landlord shall pay all brokerage commissions owing to Les Small & Company ("Small") in connection with the transaction contemplated by this Lease pursuant to the terms of that certain Registration and Co-Brokerage Agreement Letter dated January 6, 1995 as amended by an amendment dated June 22, 1995, both by and between Small and Landlord (collectively, the "Commission Agreement"). Landlord and Tenant each represent and warrant to the other that other than the Brokers set forth in Section 12 of the Summary, no broker, agent,
                                    ----------
or finder negotiated or was
instrumental in negotiating or consummating this Lease on its behalf and that it knows of no broker, agent, or finder, other than the Brokers, who are, or might be, entitled to a commission or compensation in connection with this Lease. In the event of any such claims for additional brokers' or finders' fees or commissions in connection with the negotiation, execution or consummation of this Lease, then Landlord shall indemnify, save harmless and defend Tenant from and against such claims if they shall be based upon any statement, representation or agreement by Landlord, and Tenant shall indemnify, save harmless and defend Landlord if such claims shall be based upon any statement, representation or agreement made by Tenant.

             29.17.2 Landlord and Tenant hereby acknowledge and agree that Small is an intended third party beneficiary of the provisions of Section
                                                                  -------
29.17.1 above and of this Section 29.172. To the extent that Landlord fails to
-------                   --------------
pay to Small any amounts due under the Commission Agreement on or before the date due thereunder, then such amounts shall accrue interest at the Interest Rate. In addition, if Landlord fails to pay any amounts to Small on or before the date due under the Commission Agreement, Small may send written notice to Landlord and Tenant of such failure and if Landlord fails to pay such amounts within thirty (30) days after said notice, Tenant shall have the right, but not the obligation, to offset such amounts owed to Small from Landlord against Tenant's next rental obligations which may become due under this Lease. Any amounts so offset from Tenant's rental obligations hereunder shall no longer be owed from Landlord to Small under the Commission Agreement, but will become due from Tenant to Small.

     29.18   Independent Covenants.  This Lease shall be construed as though the
             ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not except as expressly provided in this Lease to the contrary be entitled (i)to make any repairs or perform any acts hereunder at Landlord's expense or (ii)to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof, after the giving of notice and any applicable cure period, so long as notice is first given to Landlord, and an opportunity is granted to Landlord to correct such violations as provided above.

     29.19   Building Name and Signage.  Landlord shall not have the right to
             -------------------------
change the name of the Building. Subject to the terms of Article 23 of this
                                                         ----------
Lease, Landlord may install, affix and maintain signs on the exterior and on the interior of the Building as Landlord may desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     29.30   Transportation Management.  To the extent required by law, Tenant
             -------------------------
shall fully comply with all present or future programs which are obligations of the Building or Real Property as imposed by applicable governmental laws, which programs are intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs imposed by applicable governmental laws may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv)working with employees and any Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

     29.21   Telecommunications Equipment.  At any time during the Lease Term,
             ----------------------------
subject to the terms of this Section 29.21, Tenant may install, at Tenant's sole
                             -------------
cost and expense, up to two (2) satellite or microwave dishes or other communication equipment (the "Telecommunications Equipment") upon the roof of the Building. The physical appearance and the size of the Telecommunications Equipment shall be subject to Landlord's reasonable approval, the location of any such installation of the Telecommunications Equipment shall be designated by Landlord subject to Tenant's reasonable approval and Landlord may require Tenant to install screening around such Telecommunications Equipment, at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain such Telecommunications Equipment, at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Telecommunication Equipment, then Tenant shall give Landlord prior written notice thereof and Landlord and Tenant shall execute an amendment to this Lease covering the payment for installation costs, if any, the Telecommunications Equipment, the installation and maintenance of such Telecommunications Equipment, Tenant's indemnification of Landlord with respect thereto, Tenant's obligation to remove such Telecommunications Equipment upon the expiration or earlier termination of this Lease, and other related matters; provided that other than the foregoing matters, in no event shall Tenant be required to pay Landlord for the use of the roof of the Building in connection with the Telecommunications Equipment.

     29.22   Covenant of Quiet Enjoyment.  Landlord covenants that Tenant, on
             ---------------------------
paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord.

     29.23   Landlord Renovations.  Landlord acknowledges that Landlord has
             --------------------
recently made renovations (the "Initial Renovations") to the Building and Real Property in substantial conformance, unless otherwise required by applicable law, with the description set forth on Exhibit N, attached hereto. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant acknowledges that Landlord may, in addition to the Initial Renovations, during the Lease Term renovate, improve, alter, or modify (collectively, the "Future Renovations") the Building, Premises, and/or Real Property, including without limitation the Parking Garage, common areas, systems and equipment, roof, and structural portions of the same, which Future Renovations may include, without limitation, (i) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (ii) installing new floor covering, lighting, and wall coverings in the

Building common areas, and in connection with the Initial Renovations or any Future Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building; provided, however, Landlord shall use its commercially reasonable efforts to minimize any material and adverse disruption in connection with Tenant's Permitted Use of the Premises during the construction of the Renovations. Tenant hereby agrees that the Initial Renovations or any Future Renovations and Landlord's actions in connection with the Initial Renovations or any Future Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent, except as otherwise provided in Section
19.4 of this Lease. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Initial Renovations or any Future Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Initial Renovations or any Future Renovations or Landlord's actions in connection with the Initial Renovations or any Future Renovations, or for any inconvenience or annoyance occasioned by the Initial Renovations or any Future Renovations or Landlord's actions in connection with the Initial Renovations or any Future Renovations; provided, however, Landlord shall use its commercially reasonable efforts to minimize any material and adverse disruption in connection with Tenant's Permitted Use of the Premises during the construction of the Renovations.

     29.24   Asbestos Disclosures.  Landlord has advised Tenant that there is
             --------------------
asbestos-containing material ("ACM") in the Building. Landlord has further advised Tenant that, according to the United States Environmental Protection
Agency: "The presence of asbestos in a building does not necessarily mean that the health of building occupants is necessarily in danger. As long as asbestos containing material (ACM) remains in good condition and is not disturbed, exposure is unlikely." Attached hereto as Exhibit F is a disclosure statement
                                          ---------
regarding asbestos in the Building. Tenant acknowledges that such notice complies with the requirements of Section 25915 of the California Health and Safety Code. Landlord and Tenant further acknowledge that Landlord shall be performing the obligations set forth in Section 1.1.6 of the Tenant Work Letter
                                        -------------
in connection with ACM. Landlord agrees to bear any increased costs in the design or construction of the Alterations directly resulting from any ACM in the Premises or on the floors directly above and below the Premises. The work (the "ACM Work") necessary to remediate, encapsulate, or abate any ACM which interferes with Tenant's construction of the Alterations shall be performed by Landlord at its sole cost.

     29.25   Space for Electrical Transformer, Electrical Subtransformer and
             ---------------------------------------------------------------
Pony Chiller.  In the event that Tenant desires to install, construct or place
------------
an electrical transformer in the Building, and/or an electrical subtransformer and/or a pony chiller on the second (2nd) floor of the Building (collectively, the "Tenant Provided Utilities"), then Tenant shall give Landlord written notice thereof and Landlord shall designate space for the applicable Tenant Provided Utilities in the basement of the Building for the electrical transformer and on the 2nd floor for the electrical subtransformer and pony chiller (provided that Landlord shall not be obligated to supply such 2nd floor space if the same is not available), and Tenant's use of such designated space for the applicable Tenant Provided Utilities shall be subject to the following conditions: the drawings, installation, inspection, specifications, construction, maintenance and removal of the Tenant Provided Utilities shall be subject to Landlord's reasonable rules and regulations with respect thereto, and (ii) any costs in connection with the Tenant Provided Utilities, except such costs which are included in Operating Expenses or which do not constitute used and consumed electricity which is Excess Consumption, shall be paid by Tenant, or if Landlord pays such costs, shall be reimbursed to Landlord upon demand; provided that Landlord shall not charge Tenant rent for the use of such space applicable to the Tenant Provided Utilities. On full floors leased by Tenant, subject to Landlord's reasonable rules and regulations, Tenant shall also have the exclusive use of the electrical closet and West telephone closet except for any portion of the Building Systems contained therein; provided that, notwithstanding the foregoing, Landlord and Landlord's agents shall have access to, and the riser cables of other tenants in the Building and ducts and vents otherwise serving the Building or tenants of the Building shall have the use of, the electrical closet and the West telephone closet.

     29.26   Acoustics.  Landlord represents that the Building has been
             ---------
constructed and will be maintained in a manner which complies with Landlord's obligations to maintain sound production standards on Schedule 1 of Exhibit D.
                                                      -----------------------

     29.27   Damage Caused By the Northridge Earthquake.  Landlord shall, at its
             ------------------------------------------
sole cost and expense and not as an Operating Expense, in a manner and to an extent as determined by Landlord in its reasonable judgment, comply with the terms of Section 91.8908 of the Los Angeles Municipal Code entitled "Special Provisions for the Repair of Steel Moment Frame Buildings Located in High Earthquake Damaged Areas" in connection with any damage to the Building caused by the January 17, 1994 earthquake (and aftershocks before the date of this Lease) (collectively, the "Quake") centered in Northridge, California. If Tenant incurs increased costs in the designing and construction of the Alterations because of Landlord's making (or failing to make) repairs to the Building resulting from the Quake as required by this Section 29.27, Landlord shall
                                             -------------
reimburse to Tenant the cost of redoing work which had previously been done.

     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

                         "Landlord":

                         10960 PROPERTY CORPORATION,
                         a Delaware corporation,


                         By:/s/ Gerald R. Mylroie
                            --------------------------------
                           Its: Vice President
                               -----------------------------


                         By:/s/ Michael P. Lagana, Jr.
                            --------------------------------

                           Its: Vice President
                               -----------------------------



                         "Tenant":

                         SABAN ENTERTAINMENT, INC.,
                         a Delaware corporation,


                         By:/s/ Mel Woods
                            --------------------------------

                           Its: President
                               -----------------------------


                         By:/s/ William Josey
                            --------------------------------

                           Its: Assistant Secretary
                               -----------------------------